Lincoln Statistical Report

Second Quarter

2005

Lincoln Financial Group

This document is dated August 1, 2005. It may not be accurate after such date and LNC does not undertake to update or keep it accurate after such date.

Lincoln Financial Group
Statistical Report
Second Quarter
2005

Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 6

Ten-Year Summary	7
Quarterly Summary	8

Consolidated Statements of Income	9 - 10

Consolidating Statements of Income from Operations	11 - 12
Five-Year Comparative Balance Sheet	13
Quarterly Balance Sheet	14
Consolidating Balance Sheets	15 - 16

Lincoln Retirement
Income Statement & Operational Data	17 - 18
Account Value Roll Forward	19 - 20
Annuity Account Values	19 - 20

Life Insurance
Income Statements	21 - 22
Operational Data	23
Account Value Roll Forward	24 - 25

Investment Management
Income Statements	26 - 27
Assets Under Management Roll Forward	28 - 29

Lincoln UK
Income Statements	30 - 31
Operational Data	32

Other Operations	33

Restructuring Charges	34

Consolidated
Domestic Retail Deposits / Account Balances	35
Total Domestic Net Flows	35
Assets Managed	36
Investment Data	37
Common Stock / Debt Information	38

6/30/2005			ii
NOTES

Definitions and Presentation

"Income from Operations," "Operating Revenue," and "Return on Capital" are non-GAAP financial measures and do not replace GAAP net income (loss) and revenues. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

*	We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:
	*	Realized gains and losses on investments and derivatives,
	*	Restructuring charges,
	*	Gains and losses related to reinsurance embedded derivatives/trading account assets,
	*	The cumulative effect of accounting changes,
	*	Reserve changes on business sold through reinsurance net of related deferred gain amortization,
	*	Gains and losses on the sale of subsidiaries and blocks of business,
	*	Loss on early retirement of debt, including subordinated debt

*	Operating revenue represents revenue excluding the following, as applicable:
	*	Realized gains or losses on investments and derivatives,
	*	Gains and losses related to reinsurance embedded derivatives/trading account assets,
	*	Gains and losses on the sale of subsidiaries and blocks of business,
	*	Deferred gain amortization related to reserve changes on business sold through reinsurance,

*	Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt and junior subordinated debentures issued to affiliated trusts.
Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital.
The difference between return on capital and return on shareholders' equity represents the effect of leveraging on
LNC's consolidated results.

Income from operations, operating revenue, and return on capital are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

*	Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spread, and assets under management.

*
On September 24, 2004, LNC completed the sale of its London-based international investment unit to its management. Certain metrics pages (2, 28A,29A, 35A, 36A) have been presented excluding the investment assets managed by the London-based international investment unit to provide more consistent comparisons between periods.

*	Certain reclassifications have been made to the prior periods presented to conform to the June 30, 2005 presentation.

Accounting Changes
*
Effective January 1, 2004 LNC Implemented the Statement of Position 03-1, "Accounting and reporting by Insurance Enterprises for certain nontraditional long-duration contracts and for Separate Accounts ("the SOP"). Among other things, the SOP establishes standards for computing reserves for products with guaranteed benefits such as GMDB and for certain riders for Universal Life contracts. The effects of implementing the SOP, including any related effects on DAC from changes in estimated gross profits resulting from implementing the provisions of the SOP were recorded as a cumulative effect adjustment. The first quarter of 2004 resulted in a cumulative effect adjustment of $24.5 million ($21.8 million in Lincoln Retirement and $2.7 million in Life Insurance segments).

*
Effective January 1, 2003, LNC adopted the fair value recognition method of accounting for its stock option incentive plans under Statement of Financial Accounting Standards ("FAS") No. 123, "Account for Stock-based Compensation" ("FAS 123"). LNC adopted the retroactive restatement method under FAS No. 148, "Accounting for Stock-based Compensation - Transition and Disclosure." As a result, LNC restated 2000, 2001, and 2002 to reflect stock-based compensation cost under the fair value method in FAS 123 for all employee awards granted, modified or settled in fiscal years beginning after December 31, 1994. Years prior to 2000 presented in this statistical report have not been restated.

6/30/2005								PAGE 1
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change
Income from Operations - By Segment
Lincoln Retirement	$119.4	$101.8	$17.7	17.4%	$218.1	$204.0	$14.1	6.9%
Life Insurance	75.8	76.2	(0.3)	(.4%)	143.6	150.9	(7.4)	(4.9%)
Investment Management	3.9	13.4	(9.5)	(71.1%)	11.2	25.9	(14.6)	(56.5%)
Lincoln UK	10.3	10.7	(0.4)	(3.7%)	20.4	16.9	3.4	20.1%
Corporate & Other	9.2	(20.7)	29.9		(2.1)	(41.0)	38.9
Total Income from Operations	$218.6	$181.4	$37.3	20.6%	$391.1	$356.7	$34.5	9.7%

Realized gains (losses) on investments and derivatives	(2.7)	(13.4)	10.7		(7.3)	(23.7)	16.5
Net gain (loss) on reinsurance
derivative/trading account securities	(3.3)	6.7	(10.0)		(0.5)	3.9	(4.4)
Gain on sale of subsidiaries/ businesses		15.6	(15.6)		9.3	15.6	(6.4)
Reserve development/ amortization of related deferred gain	0.2	0.2			0.4	0.4
Restructuring charges	(15.0)	(3.5)	(11.6)		(16.3)	(10.9)	(5.3)
Cumulative effect of accounting change						(24.5)	24.5
Net Income	$197.9	$187.0	$10.9	5.8%	$376.8	$317.5	$59.3	18.7%

Earnings per share (diluted)
Income from Operations	$1.25	$1.00	$0.24	23.9%	$2.22	$1.97	$0.25	12.7%

Realized gains (losses) on investments and derivatives	$(0.01)	$(0.07)	$0.07		$(0.04)	$(0.14)	$0.10
Net gain (loss) on reinsurance
derivative/trading account securities	$(0.02)	$0.04	$(0.06)			$0.02	$(0.02)
Gain on sale of subsidiaries/ businesses		$0.09	$(0.09)		$0.05	$0.09	$(0.04)
Reserve development/ amortization of related deferred gain
Restructuring charges	$(0.09)	$(0.02)	$(0.07)		$(0.09)	$(0.06)	$(0.03)
Cumulative effect of accounting change						$(0.14)	$0.14
Net Income	$1.13	$1.04	$0.09	8.7%	$2.14	$1.75	$0.39	22.3%

Operating Revenue- By Segment
Lincoln Retirement	$573.0	$534.4	$38.6	7.2%	$1,111.6	$1,062.4	$49.1	4.6%
Life Insurance	497.3	484.8	12.5	2.6%	981.5	968.1	13.3	1.4%
Investment Management	138.0	139.0	(1.0)	(0.7%)	268.3	274.2	(5.8)	(2.1%)
Lincoln UK	78.4	81.0	(2.5)	(3.1%)	153.1	157.1	(4.0)	(2.6%)
Corporate & Other	95.2	105.5	(10.3)	(9.8%)	169.0	161.6	7.4	4.6%
Total Operating Revenue	$1,382.0	$1,344.7	$37.3	2.8%	$2,683.5	$2,623.5	$60.0	2.3%

Realized gains (losses) on investments	(0.6)	(17.8)	17.2		(9.4)	(29.8)	20.5
Gains (losses) on derivatives	(3.4)	(2.8)	(0.6)		(1.9)	(6.7)	4.8
Gain (loss) on reinsurance
derivative/trading account securities	(5.1)	10.3	(15.4)		(0.7)	6.1	(6.8)
Gain on sale of subsidiaries/ businesses		24.1	(24.1)		14.2	24.1	(9.8)
Amortization of deferred gain-reserve development	0.3	0.3			0.7	0.7
Total Revenue	$1,373.2	$1,358.7	$14.5		$2,686.4	$2,617.7	$68.7	2.6%

6/30/2005								PAGE 2
Financial Highlights
Unaudited [Billions of Dollars]

Operational Data by Segment	For the Quarter Ended June 30				For the Six Months Ended June 30
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Lincoln Retirement
Gross Deposits	$2.529	$2.203	$0.326	14.8%	$5.167	$4.427	$0.741	16.7%
Net Flows	0.857	0.701	0.157	22.4%	1.633	1.412	0.221	15.7%
Account Values (Gross)	67.168	59.875	7.294	12.2%	67.168	59.874	7.294	12.2%
Account Values (Net of Reinsurance)	64.892	57.542	7.350	12.8%	64.891	57.541	7.350	12.8%
Life Insurance Segment
First Year Premium- Retail (in millions)	$198.148	$197.764	$0.383	0.2%	$377.492	$393.331	($15.838)	(4.0%)
First Year Premium- COLI (in millions)	10.226	9.856	0.371	3.8%	35.031	24.082	10.949	45.5%
First Year Premium- Total (in millions)	208.374	207.620	0.754	0.4%	412.523	417.412	(4.890)	(1.2%)
In-force	314.005	293.247	20.758	7.1%	314.005	293.247	20.758	7.1%
Account Values	14.691	13.770	0.920	6.7%	14.691	13.770	0.920	6.7%
Investment Management Segment
Retail Deposits	$4.034	$2.117	$1.916	90.5%	$7.415	$4.568	$2.847	62.3%
Retail Net Flows	2.331	0.617	1.714	277.9%	3.910	1.585	2.325	146.6%
Institutional In-flows	5.852	3.331	2.521	75.7%	7.639	5.954	1.684	28.3%
Institutional Net Flows	4.108	2.043	2.065	101.1%	5.325	3.703	1.621	43.8%
Total Deposits and In-flows	9.885	5.448	4.437	81.4%	15.053	10.522	4.531	43.1%
Total Net Flows	6.439	2.660	3.779	142.1%	9.235	5.289	3.946	74.6%
Assets Under Management- Retail and Inst'l	65.963	69.643	(3.680)	(5.3%)	65.963	69.643	(3.680)	(5.3%)
Assets Under Management - Insurance-related Assets	45.219	42.528	2.690	6.3%	45.219	42.528	2.690	6.3%
Assets Under Management - Total Segment	111.182	112.172	(0.990)	(0.9%)	111.182	112.172	(0.990)	(0.9%)
Consolidated
Domestic Retail Deposits	$6.859	$4.648	$2.211	47.6%	$13.108	$9.553	$3.555	37.2%
Domestic Retail Account Balances	110.278	95.860	14.419	15.0%	110.278	95.860	14.419	15.0%
Domestic Retail Net Flows	3.504	1.669	1.835	110.0%	6.097	3.501	2.597	74.2%
Domestic Deposits	12.677	7.945	4.733	59.6%	20.698	15.453	5.245	33.9%
Domestic Net Flows	7.619	3.710	3.909	105.4%	11.470	7.241	4.229	58.4%
Assets Under Management	155.961	151.281	4.680	3.1%	155.961	151.281	4.680	3.1%

Operational Data (excluding Assets Managed by
Delaware's London-based International Investment Unit)

Investment Management Segment
Retail Deposits	$4.034	$2.115	$1.918	90.7%	$7.415	$4.564	$2.850	62.4%
Retail Net Flows	2.331	0.624	1.707	273.4%	3.911	1.604	2.307	143.8%
Institutional In-flows	5.852	1.372	4.480	326.6%	7.639	2.578	5.061	196.3%
Institutional Net Flows	4.108	0.379	3.729	984.5%	5.325	0.938	4.387	467.5%
Total Deposits and In-flows	9.885	3.487	6.399	183.5%	15.053	7.142	7.911	110.8%
Total Net Flows	6.439	1.003	5.436	541.9%	9.236	2.543	6.693	263.2%
Assets Under Management- Retail and Inst'l	65.963	48.471	17.492	36.1%	65.964	48.472	17.492	36.1%
Assets Under Management - Insurance-related Assets	45.219	42.528	2.690	6.3%	45.219	42.528	2.690	6.3%
Assets Under Management - Total Segment	111.182	91.000	20.182	22.2%	111.183	91.000	20.182	22.2%
Consolidated
Domestic Retail Deposits	$6.859	$4.646	$2.213	47.6%	$13.108	$9.550	$3.558	37.3%
Domestic Retail Account Balances	110.278	95.542	14.736	15.4%	110.278	95.542	14.736	15.4%
Domestic Retail Net Flows	3.504	1.676	1.828	109.1%	6.097	3.520	2.578	73.2%
Domestic Deposits	12.677	5.983	6.694	111.9%	25.822	12.073	13.749	113.9%
Domestic Net Flows	7.619	2.054	5.565	271.0%	11.470	4.495	6.975	155.2%
Assets Under Management	155.961	130.110	25.852	19.9%	155.961	130.110	25.852	19.9%

6/30/2005								PAGE 3
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Balance Sheet Assets - End of Period	$118,953.4	$109,317.9	$9,635.6	8.8%	$118,953.4	$109,317.9	$9,635.6	8.8%

Shareholders' Equity
Beg of Period (including AOCI)	$6,042.9	$6,143.5	($100.6)		$6,175.6	$5,811.6	$364.0
End of Period (including AOCI)	6,363.5	5,518.9	844.6		6,363.5	5,518.9	844.6
End of Period (excluding AOCI)	5,448.3	5,023.6	424.7		5,448.3	5,023.6	424.7
Average Equity (excluding AOCI)	5,392.3	5,024.6	367.7		5,365.6	5,020.7	344.9

Return on Equity
Net Income/Average Equity (excluding AOCI)	14.7%	14.9%	(0.2%)		14.0%	12.6%	1.4%
Inc from Operations/Average Equity (excluding AOCI)	16.2%	14.4%	1.8%		14.6%	14.2%	0.4%

Return on Capital
Inc from Operations/Average Capital	13.4%	11.8%	1.6%		12.1%	11.6%	0.5%

Common Stock Outstanding
Average for the Period - Diluted	175.4	180.3	(4.9)	(2.7%)	175.8	180.8	(4.9)	(2.7%)
End of Period - Assuming Conv of Pref.	172.6	176.2	(3.6)	(2.0%)	172.6	176.2	(3.6)	(2.0%)
End of Period - Diluted	174.8	178.8	(4.0)	(2.2%)	174.8	178.8	(4.0)	(2.2%)

Book Value (including AOCI)	$36.86	$31.32	$5.54	17.7%	$36.86	$31.32	$5.54	17.7%
Book Value (excluding AOCI)	$31.56	$28.51	$3.05	10.7%	$31.56	$28.51	$3.05	10.7%

Cash Returned to Shareholders
Share Repurchase - dollar amount	$69.0	148.3	($79.3)		$103.6	213.1	($109.5)
Dividends Declared to Shareholders	63.6	62.4	1.1		127.3	124.9	2.4
Total Cash Returned to Shareholders	$132.6	$210.8	($78.2)		$230.9	$338.0	($107.1)

Share Repurchase - number of shares	1.576	3.226	(1.650)		2.331	4.596	(2.265)
Dividend Declared on Common Stock - per share	$0.365	$0.350	$0.015	4.3%	$0.730	$0.700	$0.030	4.3%

For the Quarter Ended June 30					For the Six Months Ended June 30
	2005	2004			2005	2004
	Amount	Amount			Amount	Amount
Comprehensive Income
Net Income	$197.9	$187.0			$376.8	$317.5
Foreign Currency Translation	(37.1)	(8.1)			(44.9)	11.8
Net Unrealized Gains (Losses) on Securities	268.4	(626.0)			28.4	(381.1)
Gains (Losses) on Derivatives	4.2	(10.5)			(2.2)	(3.6)
Minimum Pension Liability Adjustment	2.6	0.6			3.2	(0.9)
Comprehensive Income	$435.9	($457.0)			$361.3	($56.3)

6/30/2005								PAGE 4
Financial Highlights
Unaudited [Millions of Dollars]

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2005	2004			2005	2004
	Amount	Amount	Change	% Change	Amount	Amount	Change	% Change

Condensed Consolidated Statements of Income
Revenue:
Insurance Premiums and Fees	$499.3	$464.2	$35.1	7.6%	$988.7	$923.5	$65.3	7.1%
Investment Advisory Fees	66.9	66.4	0.5	0.7%	126.3	129.2	(2.9)	(2.2%)
Net Investment Income	703.6	683.1	20.4	3.0%	1,363.4	1,360.6	2.7	0.2%
Realized Gains (Losses) on Investments	(0.6)	(17.8)	17.2	(96.5%)	(9.4)	(29.8)	20.5	(68.6%)
Gains (Losses) on Derivatives	(3.4)	(2.8)	(0.6)	19.9%	(1.9)	(6.7)	4.8	(71.5%)
Gain (Loss) on Reinsurance
Derivative/Trading Account Securities	(5.1)	10.3	(15.4)	(149.5%)	(0.7)	6.1	(6.8)	(111.9%)
Gain on Sale of Subsidiaries/ Businesses	-	24.1	(24.1)	(100.0%)	14.2	24.1	(9.8)	(40.8%)
Amortization of Deferred Gain on
Indemnity Reinsurance	19.3	18.3	1.0	5.5%	38.5	36.5	2.1	5.6%
Other Revenue	93.2	112.9	(19.7)	(17.5%)	167.2	174.4	(7.1)	(4.1%)
Total Revenue	1,373.2	1,358.7	14.5	1.1%	2,686.4	2,617.7	68.7	2.6%
Benefits and Expenses:
Benefits	593.3	583.3	10.0	1.7%	1,165.9	1,166.6	(0.7)	(0.1%)
Underwriting, Acquisition,
Insurance and Other Expenses	541.9	515.9	26.1	5.1%	1,044.7	982.9	61.8	6.3%
Total Benefits and Expenses	1,135.2	1,099.1	36.0	3.3%	2,210.6	2,149.5	61.1	2.8%

Income before Federal Taxes	238.0	259.6	(21.6)	(8.3%)	475.8	468.2	7.6	1.6%
Federal Income Taxes	40.1	72.6	(32.4)	(44.7%)	99.0	126.2	(27.2)	(21.6%)

Income Before Cumulative Effect of
Accounting Change	197.9	187.0	10.9	5.8%	376.8	342.0	34.8	10.2%
Cumulative Effect of Accounting Change,						(24.5)	24.5	N/A
net of tax
Net Income	$197.9	$187.0	$10.9	5.8%	$376.8	$317.5	$59.3	18.7%

6/30/2005				PAGE 5
Financial Highlights
Unaudited [Millions of Dollars]

	As of
	June	December
	2005	2004
	Amount	Amount	Change	% Change
Condensed Consolidated Balance Sheets
Assets:
Investments:
Available for Sale Securities:
Fixed Maturities	$34,975.1	$34,700.6	$274.5	0.8%
Equities	154.5	161.1	(6.6)	(4.1%)
Trading Securities	3,345.1	3,237.4	107.7	3.3%
Mortgage Loans on Real Estate	3,750.6	3,856.9	(106.3)	(2.8%)
Real Estate	209.8	191.4	18.4	9.6%
Policy Loans	1,866.9	1,870.6	(3.7)	(0.2%)
Other Long-Term Investments	561.3	489.3	72.1	14.7%
Total Investments	44,863.3	44,507.3	356.1	0.8%
Assets Held in Separate Accounts	57,240.0	55,204.6	2,035.4	3.7%
Deferred Acquisition Costs	3,554.5	3,445.0	109.6	3.2%
Present Value of In-Force	1,041.7	1,095.2	(53.5)	(4.9%)
Goodwill	1,194.8	1,195.9	(1.1)	(0.1%)
Other Assets	11,059.1	10,771.4	287.7	2.7%
Total Assets	$118,953.4	$116,219.3	$2,734.2	2.4%

Liabilities and Shareholders' Equity
Liabilities:
Insurance and Investment Contract Liabilities	$47,611.5	$47,402.5	$209.0	0.4%
Liabilities Related to Separate Accounts	57,240.0	55,204.6	2,035.4	3.7%
Other Liabilities	7,738.5	7,436.6	301.9	4.1%
Total Liabilities	112,590.0	110,043.7	2,546.3	2.3%
Shareholders' Equity:
Net Unrealized Gains on Securities
and Derivatives	863.1	836.9	26.2	3.1%
Minimum Pension Liability Adjustment	(57.3)	(60.5)	3.2	5.3%
Foreign Currency Translation Adjustment	109.4	154.3	(44.9)	(29.1%)
Other Shareholders' Equity	5,448.3	5,244.9	203.4	3.9%
Total Shareholders' Equity	6,363.5	6,175.6	187.9	3.0%
Total Liabilities and Shareholders' Equity	$118,953.4	$116,219.3	$2,734.2	2.4%

6/30/2005				PAGE 6
Financial Highlights
Unaudited [Millions of Dollars]

	June	June
	2005	2004
	Amount	Amount	Change	% Change
Roll Forward of Deferred Acquisition Costs
Balance at beginning of year	$3,445.0	$3,147.1	$297.8	9.5%
Deferral	417.1	400.5	16.5	4.1%
Amortization	(254.1)	(216.8)	(37.3)	(17.2%)
Included in Total Benefits and Expenses	163.0	183.8	(20.8)	(11.3%)
Adjustment related to realized (gains) losses
on available-for-sale securities	(26.0)	(23.7)	(2.3)	(9.8%)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	10.9	241.7	(230.7)	(95.5%)
Foreign currency translation adjustment	(38.3)	11.6	(49.9)	(431.5%)
Cumulative effect of accounting change		(39.1)	39.1
Balance at end of period	$3,554.5	$3,521.4	$33.2	0.9%

Roll Forward of Present Value of In-Force
Balance at beginning of year	$1,095.2	$1,196.5	($101.3)	(8.5%)
Amortization	(35.4)	(45.3)	9.9	21.9%
Foreign currency translation adjustment	(18.1)	5.2	(23.3)	(450.8%)
Cumulative effect of accounting change		(0.6)	0.6
Balance at end of period	$1,041.7	$1,155.8	($114.0)	(9.9%)

Roll Forward of Deferred Front-End Load*
Balance at beginning of year	$764.1	$750.6	$13.5	1.8%
Deferral	44.6	50.7	(6.2)	(12.1%)
Amortization	(62.1)	(59.8)	(2.3)	(3.9%)
Interest	13.3	14.6	(1.3)	(9.0%)
Included in Income from Operations	(4.2)	5.6	(9.8)	(175.8%)
Foreign currency translation adjustment	(28.5)	8.5	(37.0)	(433.6%)
Balance at end of period	$731.4	$764.7	($33.3)	(4.4%)

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

6/30/2005										PAGE 7
Ten-Year Summary
Unaudited [Millions of Dollars, except Common Share Data]

For the Year Ended December 31	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Operating Revenue
Lincoln Retirement	$2,128.0	$1,985.1	$1,985.5	$2,033.1	$2,138.9	$2,128.0	$2,050.6	$1,959.5	$1,759.5	$1,767.9
Life Insurance	1,952.9	1,906.1	1,881.7	1,897.5	1,836.4	1,762.6	1,379.5	541.5	527.6	504.9
Investment Management	534.9	474.0	418.5	454.9	517.6	515.0	508.7	447.5	400.6	280.3
Lincoln UK	342.2	274.5	275.4	278.2	430.6	443.6	438.6	425.2	393.3	351.8
Corporate & Other	335.1	284.2	355.0	1,815.9	1,951.9	1,951.6	1,690.6	1,402.2	1,560.0	1,441.5
Total Operating Revenue	$5,293.2	$4,923.9	$4,916.1	$6,479.6	$6,875.4	$6,800.7	$6,068.0	$4,775.9	$4,641.1	$4,346.3

Realized gains (losses) on investments
and derivatives	(61.3)	(19.8)	(268.9)	(114.5)	(28.3)	3.0	19.0	122.6	92.5	157.6
Net gain (loss) on reinsurance
derivative/trading account securities	3.1	4.7	(2.6)
Gain on sale of subsidiaries/ businesses	135.0		(8.3)	12.8						82.5
Mark to market adjustment on reclassification
from AFS to trading account securities		371.5
Amortization of deferred gain-reserve
development	1.3	3.6	(0.8)
Total Revenue	$5,371.3	$5,283.9	$4,635.5	$6,378.0	$6,847.1	$6,803.7	$6,087.1	$4,898.5	$4,733.6	$4,586.5

Income from Operations
Lincoln Retirement	$414.6	$331.9	$183.4	$316.2	$358.1	$299.4	$262.4	$223.0	$174.6	$175.2
Life Insurance	280.3	264.5	269.0	275.3	256.7	212.0	149.2	39.9	41.2	35.4
Investment Management	43.6	34.5	1.8	(6.1)	25.0	61.0	43.9	18.1	18.6	20.6
Lincoln UK	43.5	43.6	34.6	58.1	59.2	(13.9)	70.9	(108.3)	66.0	45.9
Corporate & Other	(57.2)	(81.8)	(57.2)	1.0	(16.0)	(83.1)	4.0	(223.3)	(1.7)	(136.2)
Operating Income from Cont Oper	724.8	592.8	431.6	644.4	683.0	475.5	530.4	(50.6)	298.8	140.8
Discontinued Operations								110.1	135.3	165.6
Income from Operations	724.8	592.8	431.6	644.4	683.0	475.5	530.4	59.4	434.1	306.5

Realized gains (losses) on investments and derivatives	(37.4)	(12.6)	(176.4)	(73.5)	(17.5)	3.8	13.7	72.9	57.6	102.8
Net gain (loss) on reinsurance
derivative/trading account securities	(0.6)	2.7
Gain on sale of subsidiaries/ businesses	61.9		(9.4)	15.0						57.7
Mark to market adjustment on reclassification
from AFS to trading account securities		241.5
Restructuring charges	(13.9)	(35.0)	2.0	(24.7)	(80.2)	(18.9)	(34.3)
Loss on early retirement of subordinated debt	(4.1)	(3.7)
Reserve development/ amortization of related
deferred gain	0.9	(18.5)	(199.1)
Cumulative effect of accounting change	(24.5)	(255.2)		(15.6)
Discontinued operations included in
income from operations								(110.1)	(135.3)	(165.6)
Income from Continuing Operations	$707.0	$511.9	$48.8	$545.7	$585.3	$460.4	$509.8	$22.2	$356.4	$301.4
Discontinued Operations included
in Income from Operations								911.8	157.2	180.8
Net Income	$707.0	$511.9	$48.8	$545.7	$585.3	$460.4	$509.8	$934.0	$513.6	$482.2

OTHER DATA

Assets	$116,219.3	$106,744.9	$93,184.6	$98,041.6	$99,870.6	$103,095.7	$93,836.3	$77,174.7	$71,713.4	$63,257.7

Shareholders' Equity
Including AOCI	$6,175.6	$5,811.6	$5,347.5	$5,303.8	$4,980.6	$4,263.9	$5,387.9	$4,982.9	$4,470.0	$4,378.1
Excluding AOCI	$5,244.9	$4,942.6	$4,612.9	$5,130.6	$4,946.6	$4,699.5	$4,785.5	$4,500.7	$3,990.6	$3,669.2
Average Equity (excluding AOCI)	$5,075.5	$4,756.7	$4,983.3	$5,057.1	$4,831.4	$4,786.2	$4,636.3	$4,172.7	$3,851.7	$3,400.3

Common Shares Outstanding (millions)
End of Period - Diluted	176.1	180.7	178.5	189.3	193.2	197.0	203.4	204.7	209.5	210.3
Average for the Period - Diluted	179.0	179.4	184.6	191.5	193.0	200.4	203.3	208.0	208.0	210.7

Per Share Data (Diluted)
Net Income from Continuing Operations	$3.95	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$0.11	$1.71	$1.43
Net Income	$3.95	$2.85	$0.26	$2.85	$3.03	$2.30	$2.51	$4.49	$2.47	$2.29
Income (Loss) from Continuing Operations	$4.05	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	($0.24)	$1.44	$0.67
Income from Operations	$4.05	$3.30	$2.34	$3.37	$3.54	$2.37	$2.61	$0.29	$2.09	$1.45

Shareholders' Equity Per Share
Shareholders' Equity (Including AOCI)	$35.53	$32.56	$30.10	$28.32	$26.05	$21.76	$26.59	$24.63	$21.50	$20.95
Shareholders' Equity (Excluding AOCI)	$30.17	$27.69	$25.97	$27.39	$25.88	$23.98	$23.62	$22.25	$19.19	$17.55
Dividends Declared (Common Stock)	$1.415	$1.355	$1.295	$1.235	$1.175	$1.115	$1.055	$0.995	$0.935	$0.875

Return on Equity
Net Income/Average Equity	13.9%	10.8%	1.0%	10.8%	12.1%	9.6%	11.0%	22.4%	13.3%	15.5%
Inc from Operations/Average Equity	14.3%	12.5%	8.7%	12.7%	14.1%	9.9%	11.4%	1.4%	11.3%	9.8%

Market Value of Common Stock
High for the Year	$50.38	$41.32	$53.65	$52.75	$56.38	$57.50	$49.44	$39.06	$28.50	$26.88
Low for the Year	$40.06	$24.73	$25.15	$38.00	$22.63	$36.00	$33.50	$24.50	$20.38	$17.31
Close for the Year	$46.68	$40.37	$31.58	$48.57	$47.31	$40.00	$40.91	$39.06	$26.25	$26.88

6/30/2005									PAGE 8
Quarterly Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter Ended	2003	2003	2003	2004	2004	2004	2004	2005	2005

Operating Revenue
Lincoln Retirement	$487.0	$516.0	$506.6	$528.0	$534.4	$526.2	$539.4	$538.5	$573.0
Life Insurance	476.2	470.8	488.2	483.4	484.8	481.1	503.7	484.2	497.3
Investment Management	116.3	121.4	133.8	135.2	139.0	133.0	127.7	130.4	138.0
Lincoln UK	60.2	67.0	78.4	76.1	81.0	95.8	89.3	74.6	78.4
Corporate & Other	76.3	70.9	63.7	56.1	105.5	92.4	81.1	73.8	95.2
Total Operating Revenue	$1,216.0	$1,246.2	$1,270.7	$1,278.8	$1,344.7	$1,328.5	$1,341.2	$1,301.5	$1,382.0

Realized gains (losses) on investments
and derivatives	(2.7)	18.9	56.0	(15.9)	(20.6)	(27.5)	6.7	(7.2)	(4.0)
Net gain (loss) on reinsurance
derivative/trading account securities			4.1	(4.2)	10.3	(5.6)	(1.4)	4.4	(5.1)
Gain on sale of subsidiaries/ businesses					24.1	110.3	0.6	14.2
Mark to market adjustment on reclassification
from AFS to trading account securities			371.5
Amortization of deferred gain-reserve development	(0.2)	3.7	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Total Revenue	$1,213.2	$1,268.8	$1,702.6	$1,259.0	$1,358.7	$1,406.1	$1,347.5	$1,313.2	$1,373.2

Income (Loss) from Operations
Lincoln Retirement	$86.1	$94.3	$94.1	$102.2	$101.8	$110.2	$100.5	$98.6	$119.4
Life Insurance	71.8	58.7	73.4	74.8	76.2	55.4	74.0	67.7	75.8
Investment Management	4.5	9.7	19.0	12.5	13.4	12.5	5.2	7.4	3.9
Lincoln UK	12.4	11.3	13.0	6.2	10.7	10.1	16.6	10.0	10.3
Corporate & Other	(21.5)	(18.0)	(20.8)	(20.3)	(20.7)	(9.9)	(6.3)	(11.3)	9.2
Income (Loss) from Operations	153.3	156.0	178.7	175.3	181.4	178.2	189.9	172.5	218.6

Realized gains (losses) on investments and derivatives	($1.8)	$12.3	$36.3	($10.3)	($13.4)	($17.9)	$4.3	($4.6)	($2.7)
Net gain (loss) on reinsurance
derivative/trading account securities			2.7	(2.7)	6.7	(3.7)	(0.8)	2.8	(3.3)
Gain on sale of subsidiaries/ businesses					15.6	45.9	0.4	9.3
Mark-to-market adjustment on
reclassification from AFS to trading account securities			241.5
Reserve development/ amortization of related deferred gain	(0.1)	(18.5)	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Restructuring charges	(8.8)	(12.9)	(9.8)	(7.5)	(3.5)	(2.9)	(0.0)	(1.3)	(15.0)
Loss on early retirement of subordinated debt		(3.7)					(4.1)

Income Before Cumulative Effect of
Accounting Change	142.7	133.3	449.6	155.0	187.0	199.7	189.9	178.9	197.9
Cumulative effect of accounting change, net of tax			(255.2)	(24.5)
Net Income	$142.7	$133.3	$194.3	$130.5	$187.0	$199.7	$189.9	$178.9	$197.9

OTHER DATA

Assets	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4

Shareholders' Equity
Beg of Period (including AOCI)	$5,450.0	$5,815.9	$5,586.4	$5,811.6	$6,143.5	$5,518.9	$5,970.8	$6,175.6	$6,042.9
End of Period (including AOCI)	5,815.9	5,586.4	5,811.6	6,143.5	5,518.9	5,970.8	6,175.6	6,042.9	6,363.5
End of Period (excluding AOCI)	4,699.8	4,790.6	4,942.6	5,004.2	5,023.6	5,109.8	5,244.9	5,365.8	5,448.3
Average Equity (excluding AOCI)	4,672.0	4,784.5	4,888.2	5,016.8	5,024.6	5,075.7	5,185.0	5,338.8	5,392.3

Common Shares Outstanding
Average for the Period - Diluted	179.2	179.9	180.4	181.2	180.3	177.7	176.7	176.6	175.4
End of Period - Diluted	179.5	179.9	180.7	181.4	178.8	177.1	176.1	176.5	174.8

Per Share Data (Diluted)
Net Income	$0.80	$0.74	$1.08	$0.72	$1.04	$1.12	$1.07	$1.01	$1.13
Income from Operations	0.86	0.87	0.99	0.97	1.00	1.00	1.07	0.98	1.25

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	$32.68	$31.34	$32.56	$34.36	$31.32	$34.15	$35.53	$34.74	$36.86
Shareholders' Equity (excluding AOCI)	26.41	26.87	27.69	27.99	28.51	29.23	30.17	30.85	31.56
Dividends Declared (Common Stock)	0.335	0.335	0.350	0.350	0.350	0.350	0.365	0.365	0.365

Return on Equity
Net Income/Average Equity	12.2%	11.1%	15.9%	10.4%	14.9%	15.7%	14.6%	13.4%	14.7%
Inc from Operations/Average Equity	13.1%	13.0%	14.6%	14.0%	14.4%	14.0%	14.7%	12.9%	16.2%

Market Value of Common Stock
Highest Price	$37.50	$38.64	$41.32	$48.87	$50.38	$47.50	$48.70	$49.42	$47.77
Lowest Price	27.87	34.63	35.41	40.06	43.26	41.90	40.79	44.36	41.59
Closing Price	35.63	35.38	40.37	47.32	47.25	47.00	46.68	45.14	46.92

6/30/2005							PAGE 9

Consolidated Statements of Income
Unaudited [Millions of Dollars]

						YTD	YTD
						Jun	Jun
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005
Revenue
Premiums	$1,813.1	$1,704.0	$315.9	$281.0	$298.9	$149.6	$143.0
Surrender charges	114.7	101.5	87.8	84.7	78.7	39.4	36.7
Mortality assessments	496.5	533.3	530.3	550.5	558.3	278.1	284.4
Expense assessments	1,013.1	880.1	792.7	782.3	949.3	456.4	524.7
Investment advisory fees	213.1	197.2	183.3	205.0	252.5	129.2	126.3
Amortization of deferred gain		20.4	75.2	72.3	87.0	35.8	37.9
Amortization of deferred gain-reserve development			(0.8)	3.6	1.3	0.7	0.7
Other revenue and fees	441.1	328.7	299.5	309.7	364.4	174.4	167.2
Net investment income	2,784.1	2,708.7	2,631.9	2,638.5	2,704.1	1,360.6	1,363.4
Earnings in unconsolidated affiliates	(0.4)	5.7	(0.6)
Realized gains (losses) on investments	(28.3)	(105.2)	(272.7)	(16.7)	(45.7)	(29.8)	(9.4)
Gains (losses) on derivatives		(9.3)	1.2	(2.5)	(11.6)	(6.7)	(1.9)
Net gain (loss) on reinsurance
derivative/trading account securities				4.1	(1.0)	6.1	(0.7)
Gain on sale of subsidiaries/ businesses		12.8	(8.3)		135.0	24.1	14.2
Mark-to-market adjustment on reclassification
from AFS to trading account securities				371.5
Total Revenue	6,847.1	6,378.0	4,635.5	5,283.9	5,371.3	2,617.7	2,686.4

Benefits and Expenses
Ins. benefits paid or provided:
Policy benefits	1,995.4	1,820.0	861.0	697.8	696.2	367.5	368.9
Div accum & div to policyholders	87.6	83.7	76.0	81.6	77.4	37.1	36.8
Interest credited to policy bal.	1,474.2	1,506.0	1,617.1	1,617.0	1,570.6	780.8	781.3
Reserve developments on reins. business sold			305.4	32.1	-	-	-
Def. sales inducements net of amortization		(12.1)	(12.6)	(14.1)	(40.6)	(18.8)	(21.1)
Total insurance benefits	3,557.2	3,397.7	2,846.9	2,414.4	2,303.7	1,166.6	1,165.9
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	1,172.9	1,045.2	836.1	904.6	1,133.1	556.7	594.5
Operating and administrative expenses	1,208.4	1,114.5	928.0	894.4	897.4	439.7	447.6
Restructuring charges	104.9	38.0	(2.2)	53.8	21.4	16.8	25.1
Taxes, licenses and fees	107.5	122.9	106.8	107.4	103.6	56.7	56.6
Par policyholder interests	1.1
Foreign exchange	(2.9)	(1.4)	0.3			0.0	-
Subtotal	2,592.0	2,319.1	1,869.0	1,960.2	2,155.5	1,069.9	1,123.9
DAC deferral net of amortization	(427.5)	(334.2)	(268.0)	(321.6)	(354.1)	(183.8)	(163.0)
PVIF amortization	132.6	113.1	136.5	80.2	120.3	45.3	35.4
Other intangibles amortization	17.7	12.1	8.2	7.9	9.7	3.9	3.9
Total underwriting, acquisition,
insurance and other expenses	2,314.9	2,110.1	1,745.8	1,726.8	1,931.5	935.5	1,000.2
Goodwill amortization	45.1	43.4
Interest	139.5	121.0	96.6	89.5	94.1	47.5	44.5
Loss on early retirement of debt				5.6	6.3
Total Benefits and Expenses	6,056.7	5,672.1	4,689.3	4,236.3	4,335.6	2,149.5	2,210.6

Income (Loss) Before Federal Income Tax and
Cumulative Effect of Accounting Change	790.5	705.9	(53.8)	1,047.6	1,035.7	468.2	475.8

Federal income taxes	205.2	144.7	(102.6)	280.4	304.1	126.2	99.0

Income Before Cumulative Effect of
Accounting Change	585.3	561.2	48.8	767.2	731.5	342.0	376.8

Cumulative effect of accounting change		(15.6)		(255.2)	(24.5)	(24.5)
Net Income	$585.3	$545.7	$48.8	$511.9	$707.0	$317.5	$376.8

Roll Forward of Deferred Acquisition Costs

Balance at beginning of year		$3,070.5	$2,866.8	$2,939.7	$3,147.1	$3,147.1	$3,445.0
Deferral		701.0	612.4	639.6	844.8	400.5	417.1
Amortization		(366.8)	(344.4)	(318.0)	(490.8)	(216.8)	(254.1)
Included in Total Benefits and Expenses		334.2	268.0	321.6	354.1	183.8	163.0
Adjustment related to realized (gains) losses
on available-for-sale securities		112.9	115.0	(50.2)	(45.7)	(23.7)	(26.0)
Adjustment related to unrealized (gains) losses
on available-for-sale securities		(187.2)	(338.5)	(126.1)	(14.8)	241.7	10.9
Foreign currency translation adjustment		(16.0)	56.9	62.1	42.9	11.6	(38.3)
Disposition of business		(425.9)
Other		(21.7)	(28.4)		(38.7)	(39.1)	0.0
Balance at end of year		$2,866.7	$2,939.9	$3,147.1	$3,445.0	$3,521.4	$3,554.5

Roll Forward of Present Value of In-Force

Balance at beginning of year		$1,483.3	$1,362.5	$1,250.1	$1,196.5	$1,196.5	$1,095.2
Amortization		(113.1)	(136.5)	(80.2)	(120.3)	(45.3)	(35.4)
Foreign currency translation adjustment		(7.0)	24.1	26.6	19.6	5.2	(18.1)
Other		(0.7)			(0.6)	(0.6)
Balance at end of year		$1,362.5	$1,250.1	$1,196.5	$1,095.2	$1,155.8	$1,041.7

Roll Forward of Deferred Front-End Load*

Balance at beginning of year		$550.6	$589.7	$656.8	$750.6	$750.6	$764.1
Deferral		107.5	102.5	102.5	104.6	50.7	44.6
Amortization		(57.8)	(75.7)	(54.4)	(122.8)	(45.1)	(48.8)
Included in Income from Operations		49.7	26.8	48.1	(18.2)	5.6	(4.2)
Foreign currency translation adjustment		(10.6)	40.2	45.8	31.7	8.5	(28.5)
Balance at end of year		$589.7	$656.8	$750.6	$764.1	$764.7	$731.4

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

6/30/2005									PAGE 10

Consolidated Statements of Income
Unaudited [Millions of Dollars]

For the Quarter Ended	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2003	2003	2003	2004	2004	2004	2004	2005	2005
Revenue
Premiums	$66.0	$69.5	$77.2	$75.6	$74.0	$70.6	$78.7	$70.4	$72.6
Surrender charges	21.3	21.5	23.0	20.2	19.2	18.2	21.1	20.1	16.6
Mortality assessments	135.6	137.9	138.1	137.9	140.1	139.8	140.4	142.3	142.1
Expense assessments	190.9	198.5	215.9	225.5	230.9	234.5	258.5	256.6	268.1
Investment advisory fees	49.4	53.2	58.3	62.7	66.4	67.4	56.0	59.4	66.9
Amortization of deferred gain	18.2	18.3	17.4	17.9	17.9	32.1	19.1	18.9	18.9
Amortization of deferred gain-reserve development	(0.2)	3.7	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Other revenue and fees	74.5	82.9	81.7	61.4	112.9	96.6	93.4	74.0	93.2
Net investment income	660.2	664.4	659.2	677.5	683.1	669.4	674.1	659.8	703.6
Realized gains (losses) on investments	(1.7)	9.8	64.8	(12.0)	(17.8)	(23.0)	7.2	(8.7)	(0.6)
Gains (losses) on derivatives	(1.0)	9.1	(8.8)	(3.8)	(2.8)	(4.5)	(0.4)	1.5	(3.4)
Gain (loss) on reinsurance
derivative/trading account securities			4.1	(4.2)	10.3	(5.6)	(1.4)	4.4	(5.1)
Gain (loss) on sale of subsidiaries/ businesses					24.1	110.3	0.6	14.2
Mark-to-market adjustment on reclassification
from AFS to trading account securities			371.5
Total Revenue	1,213.2	1,268.8	1,702.6	1,259.0	1,358.7	1,406.1	1,347.5	1,313.2	1,373.2

Benefits and Expenses
Ins. benefits paid or provided:
Policy benefits	169.3	185.6	153.6	183.5	184.1	157.3	171.4	174.1	194.8
Div accum & div to policyholders	17.6	15.9	33.8	18.5	18.6	16.7	23.6	18.4	18.4
Interest credited to policy bal.	406.3	405.6	395.7	390.4	390.4	392.5	397.4	389.5	391.8
Reserve developments on reins. business sold		32.1
Def. sales inducements net of amortization	(2.4)	(2.8)	(5.6)	(9.0)	(9.8)	(10.4)	(11.5)	(9.4)	(11.7)
Total insurance benefits	590.8	636.4	577.5	583.3	583.3	556.1	580.9	572.6	593.3
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	198.3	234.6	274.4	278.9	277.7	245.1	331.3	283.6	310.9
Operating and administrative expenses	235.5	209.8	231.4	187.4	252.3	264.6	193.1	212.4	235.2
Restructuring charges	13.5	19.8	15.0	11.5	5.3	4.5	0.1	1.9	23.2
Taxes, licenses and fees	23.1	26.4	27.3	29.5	27.2	25.6	21.3	32.3	24.3
Subtotal	470.3	490.6	548.1	507.4	562.6	539.8	545.8	530.2	593.7
DAC deferral net of amortization	(74.2)	(95.0)	(107.3)	(89.9)	(93.9)	(85.4)	(84.9)	(70.7)	(92.3)
PVIF amortization	13.6	29.6	14.4	24.8	20.5	50.8	24.2	18.9	16.5
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	2.0	3.8	1.9	1.9
Total underwriting, acquisition,
insurance and other expenses	411.7	427.1	457.1	444.3	491.2	507.1	488.9	480.4	519.8
Interest	23.0	21.0	22.2	22.8	24.7	24.4	22.2	22.4	22.1
Loss on early retirement of debt		5.6					6.3
Total Benefits and Expenses	1,025.5	1,090.2	1,056.8	1,050.4	1,099.1	1,087.7	1,098.4	1,075.4	1,135.2

Income Before Federal Income Tax and
Cumulative Effect of Accounting Change	187.7	178.7	645.7	208.6	259.6	318.4	249.1	237.8	238.0

Federal income taxes	45.0	45.4	196.2	53.7	72.6	118.7	59.2	58.9	40.1

Income Before Cumulative Effect of
Accounting Change	142.7	133.3	449.6	155.0	187.0	199.7	189.9	178.9	197.9

Cumulative effect of accounting change			(255.2)	(24.5)					-
Net Income	$142.7	$133.3	$194.3	$130.5	$187.0	$199.7	$189.9	$178.9	$197.9

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period	$2,884.5	$2,660.3	$2,879.7	$3,147.1	$2,999.0	$3,521.4	$3,326.8	$3,445.0	$3,712.7
Deferral	136.9	160.9	197.4	198.7	201.8	206.2	238.1	203.5	213.6
Amortization	(62.8)	(65.9)	(90.1)	(108.8)	(108.0)	(120.8)	(153.2)	(132.8)	(121.3)
Included in Total Benefits and Expenses	74.2	95.0	107.3	89.9	93.9	85.4	84.9	70.7	92.3
Adjustment related to realized (gains) losses
on available-for-sale securities	8.3	(60.6)	(27.9)	(17.6)	(6.0)	(6.2)	(15.8)	(11.7)	(14.3)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(334.0)	182.2	145.2	(201.1)	442.7	(271.2)	14.7	215.7	(204.8)
Foreign currency translation adjustment	27.2	2.8	42.8	19.9	(8.4)	(2.5)	33.8	(7.0)	(31.4)
Other		0.1		(39.2)	0.2	(0.2)	0.5
Balance at end of period	$2,660.3	$2,879.7	$3,147.1	$2,999.0	$3,521.4	$3,326.8	$3,445.0	$3,712.7	$3,554.5

Roll Forward of Present Value of In-Force

Balance at beginning of period	$1,223.1	$1,220.8	$1,192.5	$1,196.5	$1,180.0	$1,155.8	$1,103.9	$1,095.2	$1,073.1
Amortization	(13.6)	(29.6)	(14.4)	(24.8)	(20.5)	(50.8)	(24.2)	(18.9)	(16.5)
Foreign currency translation adjustment	11.2	1.3	18.4	8.9	(3.7)	(1.1)	15.6	(3.3)	(14.8)
Other				(0.6)
Balance at end of period	$1,220.8	$1,192.5	$1,196.5	$1,180.0	$1,155.8	$1,103.9	$1,095.2	$1,073.1	$1,041.7

Roll Forward of Deferred Front-End Load*

Balance at beginning of period	$647.9	$687.0	$717.9	$750.6	$768.5	$764.7	$744.4	$764.1	$756.2
Deferral	27.7	25.4	25.8	25.0	25.8	25.2	28.6	22.6	22.0
Amortization	(8.3)	3.3	(24.6)	(21.8)	(23.3)	(43.7)	(34.0)	(25.2)	(23.6)
Included in Income from Operations	19.4	28.7	1.2	3.1	2.4	(18.5)	(5.3)	(2.7)	(1.5)
Foreign currency translation adjustment	19.7	2.2	31.5	14.7	(6.2)	(1.8)	25.0	(5.2)	(23.3)
Balance at end of period	$687.0	$717.9	$750.6	$768.5	$764.7	$744.4	$764.1	$756.2	$731.4

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

6/30/2005								PAGE 11

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

					Investment
For the Quarter Ended June 30	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Jun	Jun	Jun	Jun	Jun	Jun	Jun	Jun
	2005	2004	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$7.8	$7.4	$47.9	$48.3			$16.4	$19.6
Surrender charges	6.9	6.0	9.1	12.7	0.5	0.5
Mortality assessments			132.7	129.6			9.4	10.4
Expense assessments	173.1	140.9	50.2	51.0	16.8	14.7	27.9	24.4
Investment advisory fees					91.5	92.5
Other revenue and fees	(1.6)	(2.1)	8.2	8.2	14.9	16.7	5.2	8.3
Net investment income	386.8	382.3	249.2	234.9	14.2	14.6	19.6	18.3
Total Operating Revenue	573.0	534.4	497.3	484.8	138.0	139.0	78.4	81.0

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	61.5	52.0	105.0	104.4			27.9	28.8
Div accum & div to policyholders			18.4	18.6
Interest credited to policy bal.	206.4	208.0	145.2	143.9	7.0	6.7
Def. sales inducements net of amortization	(11.7)	(9.8)
Total insurance benefits	256.2	250.2	268.6	266.9	7.0	6.7	27.9	28.8
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	153.4	146.9	83.5	73.0	11.8	14.4	0.7	0.6
Operating and administrative expenses	64.2	58.1	42.2	40.7	111.5	98.5	23.8	22.3
Taxes, licenses and fees	2.4	3.7	12.5	11.5	3.6	5.5
Subtotal	220.0	208.7	138.2	125.2	126.8	118.4	24.5	22.9
Net DAC (deferral) amortization	(64.1)	(61.2)	(34.0)	(37.3)	(2.7)	(8.1)	8.4	12.6
PVIF amortization	2.4	2.9	12.5	17.5			1.7	0.1
Other intangibles amortization					1.9	2.0
Total underwriting, acquisition,
insurance and other expenses	158.3	150.4	116.7	105.4	126.0	112.3	34.7	35.7
Total Operating Expenses	414.4	400.6	385.3	372.4	133.0	118.9	62.6	64.5

Income from Operations before federal taxes	158.6	133.8	112.0	112.4	5.0	20.1	15.9	16.5

Federal income taxes	39.2	32.1	36.2	36.2	1.2	6.7	5.6	5.8

Income from Operations	$119.4	$101.8	$75.8	$76.2	$3.9	$13.4	$10.3	$10.7

6/30/2005						PAGE 11A

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

	Corporate and		Consolidating
For the Quarter Ended June 30	Other Operations		Adjustments		Consolidated *

	Jun	Jun	Jun	Jun	Jun	Jun
	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$0.5	($1.3)			$72.6	$74.0
Surrender charges					16.6	19.2
Mortality assessments		0.1			142.1	140.1
Expense assessments		(0.1)			268.1	230.9
Investment advisory fees			(24.6)	(26.1)	66.9	66.4
Amortization of deferred gain	18.9	17.9			18.9	17.9
Other revenue and fees	193.8	154.9	(127.3)	(73.1)	93.2	112.9
Net investment income	34.9	33.4	(1.0)	(0.3)	703.6	683.1
Total Operating Revenue	248.1	204.9	(152.9)	(99.4)	1,382.0	1,344.7

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	0.5	(1.2)			194.8	184.1
Div accum & div to policyholders					18.4	18.6
Interest credited to policy bal.	33.2	31.8			391.8	390.4
Def. sales inducements net of amortization					(11.7)	(9.8)
Total insurance benefits	33.6	30.7			593.3	583.3
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	117.8	82.5	(56.2)	(39.8)	310.9	277.7
Operating and administrative expenses	89.7	92.0	(95.9)	(59.3)	235.5	252.3
Taxes, licenses and fees	5.8	6.6			24.3	27.2
Subtotal	213.3	181.1	(152.1)	(99.1)	570.7	557.2
Net DAC (deferral) amortization	0.1	0.1			(92.3)	(93.9)
PVIF amortization					16.5	20.5
Other intangibles amortization					1.9	2.0
Total underwriting, acquisition,
insurance and other expenses	213.4	181.2	(152.1)	(99.1)	496.9	485.9
Interest	22.6	25.0	(0.8)	(0.3)	21.9	24.7
Foreign exchange adjustment		0.0				0.0
Total Operating Expenses	269.6	236.9	(152.9)	(99.4)	1,112.0	1,093.8

Income from Operations before federal taxes	(21.5)	(32.0)			270.0	250.8

Federal income taxes	(30.7)	(11.3)			51.3	69.5

Income from Operations	$9.2	($20.7)			$218.6	$181.4

* See page 1 for a reconciliation of Income from Operations to consolidated Net Income

6/30/2005								PAGE 12

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

					Investment
For the Six Months Ended June 30	Lincoln Retirement		Life Insurance		Management		Lincoln UK

	Jun	Jun	Jun	Jun	Jun	Jun	Jun	Jun
	2005	2004	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$18.3	$13.9	$93.5	$96.2	-	-	$31.0	$37.7
Surrender charges	14.3	11.9	21.2	26.5	1.2	1.0
Mortality assessments			266.0	258.1			18.4	20.0
Expense assessments	337.7	278.2	99.0	100.8	33.4	28.8	54.5	48.6
Investment advisory fees					175.7	181.8
Other revenue and fees	(3.0)	(3.0)	16.4	16.0	31.0	35.8	9.3	14.1
Net investment income	744.2	761.4	485.4	470.5	27.0	26.8	39.9	36.7
Total Operating Revenue	1,111.6	1,062.4	981.5	968.1	268.3	274.2	153.1	157.1

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	113.9	106.0	202.4	201.8			53.0	57.8
Div accum & div to policyholders			36.8	37.1
Interest credited to policy bal.	411.1	415.8	291.1	288.8	13.8	13.2
Def. sales inducements net of amortization	(21.1)	(18.8)
Total insurance benefits	504.0	503.0	530.2	527.7	13.8	13.2	53.0	57.8
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	303.1	288.6	160.7	151.0	25.1	28.4	1.3	1.2
Operating and administrative expenses	121.0	109.8	82.8	79.2	207.9	194.7	49.2	45.3
Taxes, licenses and fees	6.3	8.9	27.2	23.9	7.9	9.4
Subtotal	430.4	407.4	270.8	254.1	241.0	232.5	50.5	46.5
Net DAC (deferral) amortization	(113.5)	(121.6)	(59.2)	(72.3)	(6.0)	(13.7)	15.5	23.7
PVIF amortization	4.7	6.2	28.0	36.0			2.7	3.1
Other intangibles amortization					3.9	3.9
Total underwriting, acquisition,
insurance and other expenses	321.6	292.0	239.6	217.8	238.8	222.7	68.7	73.3
Total Operating Expenses	825.6	795.0	769.8	745.5	252.6	236.0	121.7	131.1

Income from Operations before federal taxes	286.0	267.4	211.7	222.7	15.7	38.2	31.3	26.0

Federal income taxes	67.9	63.5	68.1	71.8	4.5	12.3	11.0	9.1

Income from Operations	$218.1	$204.0	$143.6	$150.9	$11.2	$25.9	$20.4	$16.9

6/30/2005						PAGE 12A

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]

	Corporate and		Consolidating
For the Six Months Ended June 30	Other Operations		Adjustments		Consolidated *

	Jun	Jun	Jun	Jun	Jun	Jun
	2005	2004	2005	2004	2005	2004
Operating Revenue
Premiums	$0.2	$1.8	-	-	$143.0	$149.6
Surrender charges					36.7	39.4
Mortality assessments		0.0			284.4	278.1
Expense assessments		0.0			524.7	456.4
Investment advisory fees			(49.4)	(52.6)	126.3	129.2
Amortization of deferred gain	37.9	35.8			37.9	35.8
Other revenue and fees	385.1	305.0	(271.5)	(193.6)	167.2	174.4
Net investment income	68.8	66.0	(2.0)	(0.8)	1,363.4	1,360.6
Total Operating Revenue	491.9	408.6	(322.9)	(247.0)	2,683.5	2,623.5

Operating Expenses
Ins. benefits paid or provided:
Policy benefits	(0.3)	1.9			368.9	367.5
Div accum & div to policyholders					36.8	37.1
Interest credited to policy bal.	65.3	63.0			781.3	780.8
Def. sales inducements net of amortization					(21.1)	(18.8)
Total insurance benefits	65.0	64.9			1,165.9	1,166.6
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume related expenses	239.4	161.7	(135.1)	(74.3)	594.5	556.7
Operating and administrative expenses	173.4	182.6	(186.2)	(171.9)	448.1	439.7
Taxes, licenses and fees	15.1	14.5			56.6	56.7
Subtotal	428.0	358.8	(321.4)	(246.2)	1,099.2	1,053.1
Net DAC (deferral) amortization	0.2	0.2			(163.0)	(183.8)
PVIF amortization					35.4	45.3
Other intangibles amortization					3.9	3.9
Total underwriting, acquisition,
insurance and other expenses	428.2	359.0	(321.4)	(246.2)	975.5	918.6
Interest	45.5	48.2	(1.5)	(0.8)	44.0	47.5
Foreign Exchange		0.0				0.0
Total Operating Expenses	538.7	472.2	(322.9)	(247.0)	2,185.5	2,132.7

Income from Operations before federal taxes	(46.8)	(63.6)	(0.0)	(0.00)	498.0	490.7

Federal income taxes	(44.7)	(22.6)	-	-	106.9	134.1

Income from Operations	($2.1)	($41.0)	(0.0)	(0.0)	$391.1	$356.7

* See page 1 for a reconciliation of Income from Operations to consolidated Net Income

6/30/2005					PAGE 13

Five Year Comparative Balance Sheet
Unaudited [Millions of Dollars except Common Share Data]

	As of December 31,
ASSETS	2000	2001	2002	2003	2004

Investments
Corporate bonds	$21,249.7	$23,105.1	$25,934.7	$25,868.5	$26,889.0
U.S. government bonds	542.9	410.5	513.6	225.8	163.0
Foreign government bonds	1,321.1	1,174.7	1,110.2	1,194.6	1,285.9
Mortgage backed securities	4,160.4	3,524.7	5,015.5	5,195.6	6,090.5
State and municipal bonds	14.6	44.7	114.4	152.8	166.0
Preferred stocks-redeemable	161.2	85.9	79.0	132.2	106.1
Common stocks	436.6	319.3	228.0	98.4	69.8
Preferred stocks-equity	113.1	151.2	109.2	100.7	91.3
Total AFS Securities	27,999.5	28,816.1	33,104.7	32,968.6	34,861.7
Trading securities				3,120.1	3,237.4
Mortgage loans	4,663.0	4,535.5	4,205.5	4,195.0	3,856.9
Real estate	282.0	267.9	279.7	112.9	191.4
Policy loans	1,960.9	1,939.7	1,945.6	1,924.4	1,870.6
Other long-term investments	463.3	553.8	464.4	456.7	489.3
Total Investments	35,368.6	36,113.1	39,999.9	42,777.6	44,507.3

Invest in unconsol affiliates	6.4	8.1
Cash and invested cash	1,927.4	3,095.5	1,690.5	1,711.2	1,661.7
Property and equipment	228.2	257.5	242.1	235.2	207.1
Premiums and fees receivable	296.7	400.1	212.9	352.1	232.9
Accrued investment income	546.4	563.5	536.7	522.7	525.1
Assets held in separate accounts	50,579.9	44,833.4	36,178.3	46,565.2	55,204.6
Federal income taxes recoverable	234.1	55.5	317.7	45.9	-
Amounts recoverable from reinsurers	3,747.7	6,030.4	7,280.0	7,839.2	7,067.5
Deferred acquisition costs	3,070.5	2,866.8	2,939.7	3,147.1	3,445.0
Other intangible assets	73.7	68.6	73.0	79.1	106.4
Present value of in-force	1,483.3	1,362.5	1,250.1	1,196.5	1,095.2
Goodwill	1,286.0	1,211.8	1,233.2	1,234.7	1,195.9
Other	1,021.6	1,174.9	1,230.3	1,038.3	970.5
Total Assets	$99,870.6	$98,041.6	$93,184.6	$106,744.9	$116,219.3

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$20,365.0	$20,454.9	$22,639.3	$23,549.8	$23,242.1
Unpaid claims	1,316.6	1,087.5	778.4	1,058.4	1,080.3
Unearned premiums	46.5	66.9	141.2	104.5	5.8
Premium deposit funds	17,715.5	18,585.0	20,518.8	21,769.3	22,215.1
Participating policyholders' funds	139.4	100.2	156.7	155.1	145.3
Other policyholders' funds	522.2	562.7	610.9	680.9	714.0
Liability related to separate accounts	50,579.9	44,833.4	36,178.3	46,565.2	55,204.6
Total Ins and Inv Contr Liabilities	90,685.1	85,690.6	81,023.6	93,883.2	102,607.1

Federal income tax liabilities					77.6
Short-term debt	312.9	350.2	153.0	44.0	214.4
Long-term debt	712.2	861.8	1,119.2	1,117.5	1,048.6
Junior subordinated debentures issued to affiliated trusts	745.0	474.7	392.7	341.3	339.8
Embedded derivative - modco				352.3	375.3
Other liabilities	2,434.7	4,216.1	4,171.5	4,270.1	4,467.8
Deferred gain on indemnity reinsurance		1,144.5	977.1	924.8	913.0
Total Liabilities	94,890.0	92,737.8	87,837.2	100,933.2	110,043.7

Unrealized gains	12.0	217.2	781.6	815.1	836.9
Foreign currency	22.0	(8.0)	50.8	109.0	154.3
Minimum pension liability adjustment		(36.0)	(97.8)	(55.1)	(60.5)
Shareholders' equity- other	4,946.6	5,130.6	4,612.9	4,942.6	5,244.9
Total Shareholders' Equity	4,980.6	5,303.8	5,347.5	5,811.6	6,175.6

Total Liabilities
and Shareholders' Equity	$99,870.6	$98,041.6	$93,184.6	$106,744.9	$116,219.3

Shareholders' Equity Per Share
Book Value, Excluding AOCI	$25.88	$27.39	$25.97	$27.69	$30.17
Common shares outstanding (in millions)	191.2	187.3	177.6	178.5	173.8

6/30/2005									PAGE 14
Quarterly Balance Sheet
Unaudited [Millions of Dollars, except Common Share Data]

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2003	2003	2003	2004	2004	2004	2004	2005	2005
ASSETS

Investments
Corporate bonds	$28,419.3	$28,286.3	$25,868.5	$26,209.2	$25,638.1	$26,750.0	$26,889.0	$26,305.9	$26,757.7
U.S. government bonds	561.9	522.5	225.8	234.2	156.3	162.9	163.0	165.7	174.4
Foreign government bonds	1,349.4	1,352.9	1,194.6	1,321.0	1,223.8	1,233.8	1,285.9	1,296.7	1,248.0
Mortgage backed securities	4,754.9	4,992.7	5,195.6	5,617.0	5,524.1	5,793.4	6,090.5	6,193.8	6,503.0
State and municipal bonds	150.4	164.0	152.8	164.1	164.8	168.8	166.0	156.3	160.8
Preferred stocks - redeemable	118.5	65.6	132.2	120.9	100.7	113.9	106.1	106.5	131.2
Common stocks	146.6	131.8	98.4	97.4	92.3	86.5	69.8	65.2	64.2
Preferred stocks-equity	110.7	111.2	100.7	100.2	90.5	91.6	91.3	89.6	90.3
Total AFS Securities	35,611.8	35,626.9	32,968.6	33,864.1	32,990.5	34,400.8	34,861.7	34,379.6	35,129.6
Trading securities			3120.1	3191.3	3,087.9	3,223.6	3,237.4	3,206.5	3,345.1
Mortgage loans	4,314.3	4,151.5	4,195.0	3,988.5	3,865.4	3,831.3	3,856.9	3,805.7	3,750.6
Real estate	240.3	249.8	112.9	104.8	104.3	135.1	191.4	213.4	209.8
Policy loans	1,919.6	1,910.5	1,924.4	1,876.7	1,871.3	1,871.9	1,870.6	1,860.5	1,866.9
Other long-term investments	505.6	484.7	456.7	476.3	442.9	463.8	489.3	516.5	561.3
Total Investments	42,591.6	42,423.3	42,777.6	43,501.7	42,362.5	43,926.6	44,507.3	43,982.2	44,863.3

Cash and invested cash	1,945.8	1,960.6	1,711.2	2,255.5	2,213.7	1,996.0	1,661.7	1,499.1	1,658.9
Property and equipment	239.1	237.3	235.2	229.5	225.5	217.7	207.1	203.9	187.9
Premiums and fees receivable	396.0	306.5	352.1	337.5	265.2	248.8	232.9	299.3	222.8
Accrued investment income	555.1	560.2	522.7	547.9	543.7	573.2	525.1	557.6	537.5
Assets held in separate accounts	39,942.8	41,283.4	46,565.2	48,557.9	49,343.7	49,657.9	55,204.6	55,387.2	57,240.0
Federal income taxes recoverable	-	-	45.9		204.0			5.0
Amount recoverable from reinsurers	7,377.1	7,537.9	7,839.2	7,865.7	7,138.7	7,031.9	7,067.5	7,336.5	7,241.6
Deferred acquisition costs	2,660.3	2,879.7	3,147.1	2,999.0	3,521.4	3,326.8	3,445.0	3,712.7	3,554.5
Other intangible assets	74.7	75.5	79.1	85.8	93.6	98.7	106.4	113.8	124.4
Present value of in-force	1,220.8	1,192.5	1,196.5	1,180.0	1,155.8	1,103.9	1,095.2	1,073.1	1,041.7
Goodwill	1,233.6	1,233.7	1,234.7	1,235.2	1,235.0	1,195.0	1,195.9	1,195.7	1,194.8
Other	1,295.9	1,134.9	1,038.3	1,074.2	1,015.1	1,000.7	970.5	986.1	1,086.0
Total Assets	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$22,897.8	$23,117.1	$23,549.8	$23,704.6	$23,165.1	$23,010.1	$23,242.1	$23,498.2	$23,555.6
Unpaid claims	997.1	1,041.2	1,058.4	1,076.8	1,083.5	1,067.0	1,080.3	1,164.9	1,114.2
Unearned premiums	24.0	26.9	104.5	104.3	9.3	7.5	5.8	3.1	1.9
Premium deposit funds	21,437.7	21,680.2	21,769.3	21,827.4	22,017.0	22,218.9	22,215.1	22,026.0	22,075.8
Participating policyholders' funds	193.8	179.2	155.1	171.1	165.9	165.2	145.3	128.1	146.3
Other policyholders' funds	621.8	671.5	680.9	688.1	698.5	703.4	714.0	716.1	717.6
Liab related to separate accounts	39,942.8	41,283.4	46,565.2	48,557.9	49,343.7	49,657.9	55,204.6	55,387.2	57,240.0
Total Ins and Inv Contr Liabilities	86,115.0	87,999.6	93,883.2	96,130.3	96,483.1	96,830.1	102,607.1	102,923.6	104,851.5

Federal income taxes	72.0	37.1		108.1		83.8	77.6		160.8
Short-term debt	83.4	76.5	44.0	38.0	30.0	0.0	214.4	194.0	222.5
Long-term debt	1,121.4	1,118.5	1,117.5	1,317.7	1,313.7	1,315.4	1,048.6	1,046.6	1,000.6
Junior subordinated debentures issued to
affiliated trusts	397.1	333.6	341.3	344.7	337.6	341.1	339.8	336.6	338.7
Embedded derivative - modco			352.3	440.6	252.6	365.5	375.3	313.5	420.3
Other liabilities	4,989.0	4,724.8	4,270.1	4,440.4	4,493.6	4,537.9	4,467.8	4,601.3	4,721.1
Deferred gain on indemnity reinsurance	938.9	949.0	924.8	906.6	888.4	932.4	913.0	893.7	874.5
Total Liabilities	93,716.9	95,239.1	100,933.2	103,726.4	103,799.0	104,406.3	110,043.7	110,309.3	112,590.0

Unrealized gains on investments	1,117.8	804.5	793.1	1,038.0	412.0	780.1	822.9	582.9	851.2
Gains - derivatives	28.8	23.2	22.1	29.0	18.5	19.8	14.0	7.7	11.9
Foreign currency	68.4	67.0	109.0	128.9	120.8	116.9	154.3	146.5	109.4
Minimum pension liability	(98.8)	(99.0)	(55.1)	(56.6)	(56.0)	(55.8)	(60.5)	(60.0)	(57.3)
Shareholders' equity- other	4,699.8	4,790.6	4,942.6	5,004.2	5,023.6	5,109.8	5,244.9	5,365.8	5,448.3
Total Shareholders' Equity	5,815.9	5,586.4	5,811.6	6,143.5	5,518.9	5,970.8	6,175.6	6,042.9	6,363.5

Total Liabilities
and Shareholders' Equity	$99,532.8	$100,825.5	$106,744.9	$109,869.9	$109,317.9	$110,377.1	$116,219.3	$116,352.2	$118,953.4

Shareholders' Equity Per Share
Book Value, Excluding AOCI	$26.41	$26.87	$27.69	$27.99	$28.51	$29.23	$30.17	$30.85	$31.56
Common shares outstanding (in millions)	178.0	178.3	178.5	178.8	176.2	174.8	173.8	173.9	172.6

6/30/2005								PAGE 15

Consolidating Balance Sheets
Unaudited [Millions of Dollars]

					Investment
	Lincoln Retirement		Life Insurance		Management		Lincoln UK

ASSETS	Jun	Dec	Jun	Dec	Jun	Dec	Jun	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Investments
Corporate bonds	$13,418.3	$13,504.1	$9,228.4	$8,887.9	$540.5	$533.3	$680.0	$739.2
U.S. government bonds	11.6	11.9	69.1	63.8
Foreign government bonds	302.5	304.5	180.1	184.7	6.9	6.8	318.5	337.6
Asset/mortgage backed securities	3,551.0	3,332.3	1,969.3	1,739.5	100.9	99.6
State and municipal bonds	90.9	95.3	51.4	52.4	1.2	1.2
Preferred stocks-redeemable	62.9	37.6	29.7	25.7
Common stocks	-	0.2		0.2			44.0	46.4
Preferred stocks-equity	42.6	43.1	14.5	14.8	2.7	2.7
Total AFS Securities	17,479.9	17,329.1	11,542.4	10,968.9	652.3	643.7	1,042.4	1,123.3
Trading Securities	1,174.9	1,169.6
Mortgage loans	1,832.4	1,936.3	1,563.6	1,554.2	55.9	62.6	0.1	0.1
Real estate		-					0.2	0.2
Policy loans	431.4	438.7	1,430.1	1,426.0			5.5	5.9
Allocated investments	3,526.8	3,891.1	1,359.5	1,442.7	145.9	139.9
Other long-term investments	121.8	61.8	6.3	9.1
Total Investments	24,567.2	24,826.6	15,901.8	15,400.9	854.0	846.3	1,048.1	1,129.5

Notes receivable from LNC	219.1	107.8	38.2	130.7	1.7	44.4
Cash and invested cash	(84.7)	(73.9)	(26.5)	18.0	43.2	51.1	327.0	282.9
Property and equipment	11.5	10.8	0.6	1.6	31.6	33.3	18.2	20.1
Premium and fees receivable	(0.1)	0.2	16.6	25.8	50.2	45.4
Accrued investment income	249.1	243.3	185.4	173.8	8.6	8.6	23.9	22.1
Assets held in separate accounts	42,976.0	40,990.1	2,231.5	2,131.1	5,129.5	4,897.2	6,902.9	7,186.2
Amount recoverable from reinsurers	983.7	1,030.7	1,203.9	1,183.4			64.0
Deferred acquisition costs	1,174.8	1,040.4	1,714.8	1,691.9	126.7	120.4	537.0	590.9
Other intangible assets	106.6	85.5			17.8	20.9
Present value of in-force	87.9	92.6	698.5	726.5			255.3	276.1
Goodwill	64.1	64.1	855.1	855.1	260.8	260.8	14.9	15.9
Other	216.1	134.4	456.7	466.4	97.8	63.1	34.7	60.2
Total Assets	$70,571.3	$68,552.7	$23,276.7	$22,805.0	$6,622.0	$6,391.5	$9,226.0	$9,583.9

	Corporate and		Consolidating
	Other Operations		Adjustments		Consolidated

ASSETS	Jun	Dec	Jun	Dec	Jun	Dec
	2005	2004	2005	2004	2005	2004
Investments
Corporate bonds	$2,890.5	$3,224.5			$26,757.7	$26,889.0
U.S. government bonds	93.7	87.4			174.4	163.0
Foreign government bonds	440.0	452.3			1,248.0	1,285.9
Asset/mortgage backed securities	881.8	919.0			6,503.0	6,090.5
State and municipal bonds	17.4	17.1			160.8	166.0
Preferred stocks-redeemable	38.5	42.8			131.2	106.1
Common stocks	20.2	22.9			64.2	69.8
Preferred stocks-equity	30.5	30.7			90.3	91.3
Total AFS Securities	4,412.6	4,796.7			35,129.6	34,861.7
Trading securities	2,170.2	2,067.8			3,345.1	3,237.4
Mortgage loans	298.7	303.6			3,750.6	3,856.9
Real estate	209.6	191.1			209.8	191.4
Policy loans					1,866.9	1,870.6
Allocated investments	(5,032.1)	(5,473.7)
Other long-term investments	433.4	418.4			561.3	489.3
Total Investments	2,492.3	2,304.0			44,863.3	44,507.3

Investments In Consolidated Subs	5,727.4	5,545.6	(5,727.4)	(5,545.6)
Notes receivable from LNC	(185.6)	(152.9)	(73.4)	(130.0)
Cash and invested cash	1,399.8	1,383.6			1,658.9	1,661.7
Property and equipment	125.9	141.3			187.9	207.1
Premium and fees receivable	156.0	161.5			222.8	232.9
Accrued investment income	70.5	77.4			537.5	525.1
Assets held in separate accounts					57,240.0	55,204.6
Federal income tax recoverable
Amount recoverable from reinsurers	4,990.1	4,853.5			7,241.6	7,067.5
Deferred acquisition costs	1.2	1.4			3,554.5	3,445.0
Other intangible assets					124.4	106.4
Present value of in-force					1,041.7	1,095.2
Goodwill					1,194.8	1,195.9
Other	291.8	257.5	(11.0)	(11.0)	1,086.0	970.5
Total Assets	$15,069.4	$14,572.8	($5,811.9)	($5,686.7)	$118,953.4	$116,219.3

6/30/2005								PAGE 16

Consolidating Balance Sheets
Unaudited [Millions of Dollars]

	Lincoln Retirement		Life Insurance		Investment Management		Lincoln UK

LIABILITIES and SHAREHOLDERS' EQUITY	Jun	Dec	Jun	Dec	Jun	Dec	Jun	Dec
	2005	2004	2005	2004	2005	2004	2005	2004
Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$2,284.7	$2,268.9	$15,694.2	$15,411.7			$1,426.5	$1,491.8
Unpaid claims	33.4	38.4	126.4	158.0			50.2	51.9
Unearned premiums
Premium deposit funds	21,190.1	21,336.8	18.0	17.1	729.8	716.0	25.3	29.7
Participating policyholders' funds			146.3	145.3
Other policyholders' funds			712.6	706.1
Liability related to separate accounts	42,976.0	40,990.1	2,231.5	2,131.1	5,129.5	4,897.2	6,902.9	7,186.2
Total Insurance and Inv Contract Liabilities	66,484.3	64,634.1	18,929.1	18,569.3	5,859.4	5,613.2	8,404.9	8,759.7

Federal income taxes	443.7	387.0	167.9	208.3	10.8	6.2	75.1	58.6
Notes payable to LNC	31.6	51.4
Embedded derivative - modco	74.6	80.5	3.8	2.5
Other liabilities	249.4	157.1	525.4	520.8	215.7	227.5	206.8	215.0
Total Liabilities	67,283.6	65,310.1	19,626.2	19,300.9	6,085.9	5,846.9	8,686.8	9,033.4

Net unrealized gains (losses) on securities	485.6	474.8	250.3	244.2	3.2	3.1	41.7	36.2
Net gains (losses) on derivatives	4.7	4.8	6.4	7.7
Foreign currency translation adjustment							91.6	136.4
Minimum pension liability adjustment					0.5		(45.4)	(48.6)
Other shareholders' equity	2,797.3	2,762.9	3,393.7	3,252.3	532.4	541.5	451.3	426.6
Shareholders' Equity	3,287.6	3,242.5	3,650.5	3,504.1	536.0	544.6	539.2	550.6

Total Liabilities and Shareholders' Equity	$70,571.3	$68,552.7	$23,276.7	$22,805.0	$6,622.0	$6,391.5	$9,226.0	$9,583.9

	Corporate and		Consolidating
	Other Operations		Adjustments		Consolidated

LIABILITIES and SHAREHOLDERS' EQUITY	Jun	Dec	Jun	Dec	Jun	Dec
	2005	2004	2005	2004	2005	2004

Liabilities
Insurance and Inv Contract Liabilities:
Reserves	$4,150.2	$4,069.7			$23,555.6	$23,242.1
Unpaid claims	904.2	832.0			1,114.2	1,080.3
Unearned premiums	1.9	5.7			1.9	5.8
Premium deposit funds	112.4	115.6			22,075.8	22,215.1
Participating policyholders' funds					146.3	145.3
Other policyholders' funds	5.0	7.9			717.6	714.0
Liability related to separate accounts					57,240.0	55,204.6
Total Insurance and Inv Contract Liabilities	5,173.7	5,030.9			104,851.5	102,607.1

Federal income taxes	(537.1)	(583.3)	0.4	0.8	160.8	77.6
Short-term debt	222.5	214.4			222.5	214.4
Long-term debt	1,000.6	1,048.6			1,000.6	1,048.6
Junior subordinated debentures issued to affiliated trusts	338.7	339.8			338.7	339.8
Notes payable to LNC	41.8	78.6	(73.4)	(130.0)
Embedded derivative - modco	341.9	292.3			420.3	375.3
Other liabilities	3,534.7	3,358.4	(11.0)	(11.0)	4,721.1	4,467.8
Deferred gain on indemnity reinsurance	874.5	913.0			874.5	913.0
Total Liabilities	10,991.4	10,692.7	(84.0)	(140.3)	112,590.0	110,043.7

Net unrealized gains (losses) on securities	71.1	64.4	(0.7)		851.2	822.9
Gains (losses) on derivatives	0.8	1.6			11.9	14.0
Foreign currency translation adjustment	10.3	10.4	7.5	7.5	109.4	154.3
Minimum pension liability adjustment	(12.3)	(11.9)			(57.3)	(60.5)
Other shareholders' equity	4,008.3	3,815.5	(5,734.6)	(5,553.9)	5,448.3	5,244.9
Shareholders' Equity	4,078.1	3,880.1	(5,727.8)	(5,546.4)	6,363.5	6,175.6

Total Liabilities and Shareholders' Equity	$15,069.4	$14,572.8	($5,811.9)	($5,686.7)	$118,953.4	$116,219.3

6/30/2005							PAGE 17
Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]
						YTD	YTD
						Jun	Jun
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005

Operating Revenue
Premiums	$64.3	$77.5	$47.4	$21.9	$33.0	$13.9	$18.3
Surrender charges	41.8	31.2	31.2	28.9	25.0	11.9	14.3
Expense assessments	591.3	508.6	446.2	441.9	580.5	278.2	337.7
Other revenue and fees	11.0	16.7	3.3	8.7	(6.3)	(3.0)	(3.0)
Net investment income	1,430.5	1,399.1	1,457.5	1,483.7	1,495.9	761.4	744.2
Total Operating Revenue	2,138.9	2,033.1	1,985.5	1,985.1	2,128.0	1,062.4	1,111.6

Operating Expenses
Benefits paid or provided:
Benefits	254.7	263.9	314.1	181.5	189.9	106.0	113.9
Interest credited to policy bal.	866.1	863.8	903.8	867.7	836.0	415.8	411.1
Def. sales inducements net of amortization		(12.1)	(12.6)	(14.1)	(40.6)	(18.8)	(21.1)
Total insurance benefits	1,120.8	1,115.7	1,205.3	1,035.1	985.2	503.0	504.0
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	378.9	386.0	385.4	386.0	586.7	288.6	303.1
Operating and administrative expenses	206.6	231.8	231.3	226.2	231.8	109.8	121.0
Taxes, licenses and fees	9.3	13.7	11.5	17.7	14.6	8.9	6.3
Subtotal	594.8	631.6	628.2	630.0	833.1	407.4	430.4
DAC deferral net of amortization	(37.5)	(103.4)	(73.6)	(103.0)	(247.9)	(121.6)	(113.5)
PVIF amortization	24.2	14.7	31.8	9.5	20.0	6.2	4.7
Total underwriting, acquisition,
insurance and other expenses	581.5	542.9	586.3	536.5	605.2	292.0	321.6
Goodwill amortization	(0.6)	1.2
Total Operating Expenses	1,701.7	1,659.8	1,791.7	1,571.6	1,590.5	795.0	825.6

Operating income before federal taxes	437.2	373.3	193.9	413.5	537.6	267.4	286.0

Federal income taxes	79.1	57.1	10.5	81.6	123.0	63.5	67.9

Income from Operations	$358.1	$316.2	$183.4	$331.9	$414.6	$204.0	$218.1

Effective tax rate	18.1%	15.3%	5.4%	19.7%	22.9%	23.7%	23.8%

Average capital	$1,602.9	$1,831.4	$2,339.6	$2,400.3	$2,589.1	$2,553.8	$2,689.8
Return on average capital	22.3%	17.3%	7.8%	13.8%	16.0%	16.0%	16.2%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period		$812.5	$894.3	$824.7	$854.6	$854.6	$1,040.4
Deferral		227.8	229.0	223.4	421.9	207.5	219.6
Amortization		(124.4)	(155.4)	(120.4)	(174.0)	(85.9)	(106.2)
Included in Total Benefits and Expenses		103.4	73.6	103.0	247.9	121.6	113.5
Adjustment related to realized (gains) losses
on available-for-sale securities		68.2	73.0	(18.7)	(28.3)	(16.2)	(18.5)
Adjustment related to unrealized (gains) losses
on available-for-sale securities		(90.0)	(201.3)	(54.3)	8.3	138.5	39.4
Other*		0.2	(14.8)
Cumulative effect of accounting change					(42.3)	(42.3)
Balance at end of period		$894.3	$824.7	$854.6	$1,040.4	$1,056.2	$1,174.8

Roll Forward of Present Value of In-Force

Balance at beginning of period		$169.2	$154.5	$122.7	$113.2	$113.2	$92.6
Amortization		(14.7)	(31.8)	(9.5)	(20.0)	(6.2)	(4.7)
Cumulative effect of accounting change					(0.6)	(0.6)
Balance at end of period		$154.5	$122.7	$113.2	$92.6	$106.4	$87.9

*Includes the transfer of the Legacy Life block of business to the Life Insurance segment in the first quarter of 2002.

6/30/2005									PAGE 18
Lincoln Retirement
Income Statements & Operational Data
Unaudited [Millions of Dollars]

For the Quarter Ended	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2003	2003	2003	2004	2004	2004	2004	2005	2005
Operating Revenue
Premiums	$3.0	$7.8	$5.6	$6.5	$7.4	$9.2	$9.9	$10.5	$7.8
Surrender charges	8.5	7.4	6.2	5.9	6.0	6.7	6.4	7.4	6.9
Expense assessments	104.3	115.2	124.8	137.3	140.9	145.2	157.1	164.6	173.1
Other revenue and fees	1.3	8.3	0.5	(0.8)	(2.1)	(1.3)	(2.0)	(1.4)	(1.6)
Net investment income	369.8	377.4	369.5	379.0	382.3	366.5	368.0	357.4	386.8
Total Operating Revenue	487.0	516.0	506.6	528.0	534.4	526.2	539.4	538.5	573.0

Operating Expenses
Benefits paid or provided:
Benefits	34.8	44.6	37.1	54.1	52.0	40.5	43.4	52.4	61.5
Interest credited to policy balances	217.1	216.5	214.0	207.8	208.0	209.9	210.4	204.7	206.4
Def. sales inducements net of amortization	(2.4)	(2.8)	(5.6)	(9.0)	(9.8)	(10.4)	(11.5)	(9.4)	(11.7)
Total insurance benefits	249.5	258.2	245.5	252.8	250.2	240.0	242.2	247.8	256.2
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	88.9	96.8	119.6	141.8	146.9	141.3	156.7	149.7	153.4
Operating and administrative expenses	56.6	57.0	58.5	51.7	58.1	62.5	59.6	56.8	64.2
Taxes, licenses and fees	4.3	3.7	4.0	5.2	3.7	3.2	2.5	3.9	2.4
Subtotal	149.8	157.6	182.2	198.7	208.7	207.0	218.8	210.4	220.0
DAC deferral net of amortization	(20.2)	(27.2)	(42.0)	(60.4)	(61.2)	(77.3)	(49.0)	(49.4)	(64.1)
PVIF amortization	2.1	3.3	1.8	3.3	2.9	11.5	2.3	2.4	2.4
Total underwriting, acquisition,
insurance and other expenses	131.7	133.6	141.9	141.6	150.4	141.1	172.1	163.3	158.3
Total Operating Expenses	381.2	391.9	387.4	394.4	400.6	381.2	414.3	411.1	414.4

Operating income before federal taxes	105.7	124.1	119.2	133.6	133.8	145.0	125.1	127.4	158.6

Federal income taxes	19.6	29.8	25.1	31.4	32.1	34.9	24.7	28.8	39.2

Income from Operations	$86.1	$94.3	$94.1	$102.2	$101.8	$110.2	$100.5	$98.6	$119.4

Effective tax rate	18.6%	24.0%	21.1%	23.5%	24.0%	24.1%	19.7%	22.6%	24.7%

Average capital	$2,262.3	$2,386.7	$2,425.4	$2,532.6	$2,575.1	$2,560.5	$2,688.4	$2,661.3	$2,718.3
Return on average capital	15.2%	15.8%	15.5%	16.1%	15.8%	17.2%	14.9%	14.8%	17.6%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	$786.2	$616.3	$721.7	$854.6	$748.7	$1,056.2	984.6	$1,040.4	$1,214.0
Deferral	47.4	58.9	73.5	101.9	105.5	101.5	112.9	107.0	112.7
Amortization	(27.2)	(31.6)	(31.5)	(41.5)	(44.4)	(24.2)	(63.9)	(57.6)	(48.6)
Included in Total Benefits and Expenses	20.2	27.2	42.0	60.4	61.2	77.3	49.0	49.4	64.1
Adjustment related to realized (gains) losses
on available-for-sale securities	7.9	(31.8)	(16.7)	(10.2)	(6.0)	(1.8)	(10.3)	(10.1)	(8.4)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(197.9)	109.9	107.6	(113.9)	252.4	(147.2)	17.0	134.2	(94.8)
Other
Cumulative effect of accounting change				(42.3)
Balance at end-of-quarter	$616.3	$721.7	$854.6	$748.7	$1,056.2	$984.6	$1,040.4	$1,214.0	$1,174.8

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	$120.4	$118.3	$115.0	$113.2	$109.4	$106.4	$94.9	$92.6	$90.3
Amortization	(2.1)	(3.3)	(1.8)	(3.3)	(2.9)	(11.5)	(2.3)	(2.4)	(2.4)
Cumulative effect of accounting change				(0.6)
Balance at end-of-quarter	$118.3	$115.0	$113.2	$109.4	$106.4	$94.9	$92.6	$90.3	$87.9

6/30/2005							PAGE 19
Lincoln Retirement
Annuity Account Value Rollforward
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	2000	2001	2002	2003	2004	2004	2005

Fixed Annuities- Bal Beg-of-Year	$18.210	$16.615	$18.004	$20.087	$21.220	$21.220	$21.565

Gross Deposits	2.074	3.342	3.672	3.125	3.110	1.596	1.533
Withdrawals (incl charges) & deaths	(3.283)	(2.448)	(2.637)	(2.074)	(2.227)	(1.085)	(1.410)
Net flows	(1.209)	0.894	1.035	1.051	0.884	0.510	0.123
Transfer from (to) var annuities	(1.329)	(0.428)	0.108	(0.817)	(1.395)	(0.679)	(0.689)
Interest credited	0.944	0.923	0.940	0.899	0.856	0.424	0.417
Fixed Annuities-Gross	16.615	18.004	20.087	21.220	21.565	21.476	21.417
Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)	(2.333)	(2.277)
Fixed Annuities-Bal End -of-Year	$15.394	$16.491	$18.085	$18.868	$19.268	$19.143	$19.141

Fixed Annuities Incremental Deposits *	$1.918	$3.213	$3.600	$3.067	$3.046	1.562	1.498

Variable Annuities-Bal Beg-of-Year**	$41.493	$39.427	$34.638	$27.438	$35.786	$35.786	$43.223

Gross Deposits	3.165	3.067	2.743	3.119	5.910	2.831	3.635
Withdrawals (incl charges) & deaths	(4.830)	(3.856)	(3.325)	(3.162)	(3.871)	(1.929)	(2.125)
Net flows	(1.665)	(0.789)	(0.582)	(0.044)	2.038	0.902	1.510
Transfer from (to) fixed annuities	1.320	0.428	(0.122)	0.809	1.356	0.666	0.692
Invest inc & change in mkt value	(1.721)	(4.428)	(6.497)	7.583	4.043	1.044	0.327
Var Annuities-Bal End-of-Year	$39.427	$34.638	$27.438	$35.786	$43.223	$38.398	$45.751

Variable Annuities Incremental Deposits *	$2.667	$2.624	$2.569	$3.019	$5.755	$2.752	$3.562

Total Annuities - Bal Beg-of-Year	$59.703	$56.042	$52.642	$47.525	$57.006	$57.006	$64.788

Gross Deposits	5.239	6.409	6.415	6.244	9.020	4.427	5.167
Withdrawals (incl charges) & deaths	(8.113)	(6.304)	(5.962)	(5.236)	(6.098)	(3.014)	(3.535)
Net flows	(2.874)	0.105	0.453	1.007	2.922	1.412	1.633
Transfers	(0.009)		(0.013)	(0.008)	(0.039)	(0.013)	0.003
Interest credited & change in mkt value	(0.777)	(3.505)	(5.558)	8.482	4.898	1.469	0.744
Total Gross Annuities-Bal End-of-Year	56.042	52.642	47.525	57.006	64.788	59.874	67.168
Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)	(2.333)	(2.277)
Total Annuities (Net of Ceded) - Bal End-of-Year	$54.821	$51.129	$45.522	$54.653	$62.490	$57.541	$64.892

Total Incremental Deposits *	$4.585	$5.837	$6.169	$6.086	$8.802	$4.313	$5.060

Var Ann Under Agree - Included above	$0.941	$1.077	$1.186	$2.166	$3.127	$2.618	$3.664

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

** Includes amounts attributable to Alliance program mutual fund net flows. Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet.

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.459	$1.712	$1.844	$1.415	$1.026	$0.613	$0.378
Withdrawals	(2.271)	(1.604)	(1.473)	(0.934)	(1.119)	(0.530)	(0.757)
Net Flows	($1.812)	$0.108	$0.371	$0.481	($0.093)	$0.083	($0.378)

Gross Fixed Account Values			$10.475	$11.440	$11.820	$11.755	$11.681
Reinsurance Ceded			(2.003)	(2.353)	(2.297)	(2.333)	(2.277)
Net Fixed Account Values			$8.473	$9.087	$9.522	$9.422	$9.404

Variable Annuities - including fixed portion of variable contracts**
Deposits	$4.780	$4.697	$4.571	$4.829	$7.994	$3.813	$4.789
Withdrawals	(5.842)	(4.700)	(4.489)	(4.302)	(4.979)	($2.484)	(2.778)
Net Flows	($1.062)	($0.003)	$0.082	$0.527	$3.015	$1.329	$2.011

Variable Account Values			$37.050	$45.567	$52.969	$48.120	$55.488

Fixed Portion of Variable Contracts
Deposits	$1.615	$1.630	$1.828	$1.710	$2.085	$0.982	$1.155
Withdrawals	(1.012)	(0.844)	(1.164)	(1.140)	(1.108)	(0.555)	(0.653)
Net Flows	$0.603	$0.786	$0.664	$0.570	$0.977	$0.427	$0.502

Fixed Portion of Variable Account Values			$9.612	$9.781	$9.746	$9.721	$9.736

Average Daily Variable Account Values	$41.776	$35.573	$30.826	$30.372	$38.322	$37.362	$43.818

Annuity Product Spread Information (1)

Net Investment Income (2) (3)	7.38%	7.38%	6.98%	6.41%	6.28%	6.38%	6.05%
Interest Credited to Policyholders	5.24%	5.33%	4.87%	4.25%	3.92%	3.95%	3.82%
Spread (2) (3)	2.14%	2.05%	2.11%	2.16%	2.37%	2.43%	2.24%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 20 bps in 2004, 6 bps in 2003 and 7 bps in 2002. In the first six months of 2004, the impact was 22 bps and in the first six months of 2005, the impact was 9 bps.

(3) 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 6 bps to the yield and spread for the full year and 13 bps to yield and spread for 2004 year-to-date through June.

6/30/2005							PAGE 19A
Lincoln Retirement
Account Value Rollforward
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	2000	2001	2002	2003	2004	2004	2005

Fixed Annuities - Balance at Beginning of Year	$18.210	$16.615	$18.004	$20.087	$21.220	$21.220	$21.565

Gross Deposits	2.074	3.342	3.672	3.125	3.110	1.596	1.533
Withdrawals & deaths	(3.283)	(2.448)	(2.637)	(2.074)	(2.227)	(1.085)	(1.410)
Net flows	(1.209)	0.894	1.035	1.051	0.884	0.510	0.123
Transfer from (to) var annuities	(1.329)	(0.428)	0.108	(0.817)	(1.395)	(0.679)	(0.689)
Interest credited	0.944	0.923	0.940	0.899	0.856	0.424	0.417
Fixed Annuities-Gross	16.615	18.004	20.087	21.220	21.565	21.476	21.416
Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)	(2.333)	(2.277)
Fixed Annuities - Balance at End of Year*	$15.394	$16.491	$18.085	$18.868	$19.268	$19.143	$19.141

Variable Annuities - Balance at Beginning of Year	$41.448	$39.053	$33.999	$26.550	$33.930	$33.930	$40.362

Gross Deposits	3.007	2.792	2.381	2.505	5.082	2.393	2.991
Withdrawals & deaths	(5.024)	(3.905)	(3.394)	(3.181)	(3.797)	(1.903)	(2.030)
Net flows	(2.017)	(1.113)	(1.014)	(0.676)	1.285	0.490	0.962
Transfer from (to) fixed annuities	1.315	0.435	(0.092)	0.803	1.387	0.672	0.696
Invest inc & change in mkt value	(1.693)	(4.376)	(6.344)	7.253	3.760	0.972	0.300
Var Annuities - Balance at End of Year	$39.053	$33.999	$26.550	$33.930	$40.362	$36.064	$42.319

Total Annuities - Balance at Beginning of Year	$59.658	$55.668	$52.003	$46.637	$55.150	$55.150	$61.927

Gross Deposits	5.080	6.134	6.053	5.630	8.192	3.988	4.524
Withdrawals & deaths	(8.307)	(6.353)	(6.032)	(5.255)	(6.023)	(2.988)	(3.439)
Net flows	(3.227)	(0.219)	0.021	0.375	2.169	1.000	1.085
Transfers	(0.014)	0.007	0.017	(0.014)	(0.008)	(0.008)	0.007
Interest credited & change in mkt value	(0.749)	(3.453)	(5.404)	8.152	4.616	1.397	0.717
Total Gross Annuities- Balance at End of Year	55.667	52.003	46.637	55.150	61.927	57.539	63.736
Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)	(2.333)	(2.277)
Total Annuities (Net of Ceded) - Balance at End of Year	$54.446	$50.490	$44.634	$52.797	$59.629	$55.206	$61.459

Alliance Mutual Funds - Balance at Beg of Year**	$0.045	$0.375	$0.639	$0.888	$1.856	$1.856	$2.861

Gross Deposits	0.158	0.275	0.362	0.614	0.828	0.438	0.643
Withdrawals & deaths	0.194	0.049	0.069	0.019	(0.075)	(0.026)	(0.095)
Net flows	0.352	0.324	0.432	0.632	0.753	0.412	0.548
Transfers	0.005	(0.007)	(0.030)	0.007	(0.031)	(0.006)	(0.004)
Interest credited & change in mkt value	(0.028)	(0.052)	(0.153)	0.330	0.282	0.072	0.027
Total Alliance Mutual Funds - Balance at End of Year	$0.375	$0.639	$0.888	$1.856	$2.861	$2.335	$3.432

Total Annuities and Alliance Mutual Funds -
Balance Beginning of Year	$59.703	$56.042	$52.642	$47.525	$57.006	$57.006	$64.788

Gross Deposits	5.239	6.409	6.415	6.244	9.020	4.427	5.167
Withdrawals & deaths	(8.113)	(6.304)	(5.962)	(5.236)	(6.098)	(3.014)	(3.535)
Net flows	(2.874)	0.105	0.453	1.007	2.922	1.412	1.633
Transfers	(0.009)	(0.000)	(0.013)	(0.008)	(0.039)	(0.013)	0.003
Interest credited & change in mkt value	(0.777)	(3.505)	(5.558)	8.482	4.898	1.469	0.744
Total Gross Annuities and Alliance - Balance End of Year	56.042	52.642	47.525	57.006	64.788	59.874	67.168
Reinsurance Ceded	(1.221)	(1.514)	(2.003)	(2.353)	(2.297)	(2.333)	(2.277)
Total Annuities and Alliance Mutual Funds
Balance at End of Year - (net of ceded)	$54.821	$51.128	$45.522	$54.653	$62.490	$57.541	$64.891

Run-off Group Pension Accounts - Not Included above	2.952	3.060	2.844	2.947	2.906	2.910	2.883

Total Retirement Segment Account Values - (net of ceded)	$57.773	$54.189	$48.366	$57.600	$65.396	$60.451	$67.774

Var Ann Under Agreement - Included above	0.566	0.438	0.298	0.310	0.266	0.283	0.232

Incremental Deposits***:
Fixed Annuities Incremental Deposits	$1.918	$3.213	$3.600	$3.067	$3.046	$1.562	$1.498
Variable Annuities Incremental Deposits	2.315	1.985	2.207	2.405	4.928	2.314	2.919
Total Annuities Incremental Deposits	4.233	5.198	5.807	5.472	7.974	3.875	4.417
Total Alliance Mutual Funds Incremental Deposits	0.352	0.639	0.362	0.614	0.828	0.438	0.643
Total Annuities and Alliance Mutual Funds
Incremental Deposits	$4.585	$5.837	$6.170	$6.086	$8.802	$4.313	$5.060

* Includes Fixed Annuity products offered under the Alliance program.

** Represents amounts attributable to Alliance program mutual fund net flows. Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet.

*** Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

6/30/2005							PAGE 19B
Lincoln Retirement
Account Values
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	2000	2001	2002	2003	2004	2004	2005

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.459	$1.712	$1.844	$1.415	$1.026	$0.613	$0.378
Withdrawals	(2.271)	(1.604)	(1.473)	(0.934)	(1.119)	(0.530)	(0.757)
Net Flows	($1.812)	$0.108	$0.371	$0.481	($0.093)	$0.083	($0.378)

Gross Fixed Contract Account Values			$10.475	$11.440	$11.820	$11.755	$11.681
Reinsurance Ceded			(2.003)	(2.353)	(2.297)	(2.333)	(2.277)
Net Fixed Contract Account Values			$8.473	$9.087	$9.522	$9.422	$9.404

Fixed Portion of Variable Contracts
Deposits	$1.615	$1.630	$1.828	$1.710	$2.085	$0.982	$1.155
Withdrawals	(1.012)	(0.844)	(1.164)	(1.140)	(1.108)	(0.555)	(0.653)
Net Flows	$0.603	$0.786	$0.664	$0.570	$0.977	$0.427	$0.502

Fixed Portion of Variable Contract Account Values			$9.612	$9.781	$9.746	$9.721	$9.736

Variable Annuities - including fixed portion of variable contracts
Deposits	$4.622	$4.422	$4.208	$4.215	$7.166	$3.375	$4.146
Withdrawals	(6.036)	(4.748)	(4.558)	(4.320)	(4.904)	(2.458)	(2.683)
Net Flows	($1.414)	($0.326)	($0.350)	($0.106)	$2.262	$0.917	$1.463

Variable Contract Account Values			$36.162	$43.711	$50.108	$45.785	$52.056

Average Daily Variable Annuity Account Values	$41.541	$35.054	$30.026	$29.002	$36.018	$35.194	$40.669

Alliance Mutual Funds Contracts
Deposits	$0.158	$0.275	$0.362	$0.614	$0.828	$0.438	$0.643
Withdrawals	0.194	0.049	0.069	0.019	(0.075)	(0.026)	(0.095)
Net Flows	$0.352	$0.324	$0.432	$0.632	$0.753	$0.412	$0.548

Alliance Mutual Funds Contract Account Values*	$0.375	$0.639	$0.888	$1.856	$2.861	$2.335	$3.432

Average Daily Alliance Mutual Funds Acct Vals*	$0.235	$0.519	$0.800	$1.371	$2.304	$2.168	$3.149

* Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet

Total Annuity Product Spread Information (1)

Net Investment Income (2) (3)	7.38%	7.38%	6.98%	6.41%	6.28%	6.38%	6.05%
Interest Credited to Policyholders	5.24%	5.33%	4.87%	4.25%	3.92%	3.95%	3.82%
Spread (2) (3)	2.14%	2.05%	2.11%	2.16%	2.37%	2.43%	2.24%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values.
Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 20 bps in 2004, 6 bps in 2003 and 7 bps in 2002. In the first six months of 2004, the impact was 22 bps and in the first six months of 2005, the impact was 9 bps.

(3) 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 6 bps to the yield and spread for the full year and 13 bps to yield and spread for 2004 year-to-date through June.

6/30/2005												PAGE 20
Lincoln Retirement
Annuity Account Value Rollforward
Unaudited [Billions of Dollars]

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005

Fixed Annuities-Bal Beg-of-Quarter	$18.680	$19.563	$20.088	$20.612	$20.864	$21.132	$21.221	$21.281	$21.476	$21.633	$21.565	$21.375

Gross Deposits	1.091	0.822	0.776	0.778	0.778	0.792	0.817	0.779	0.783	0.732	0.740	0.793
Withdrawals (incl charges) & deaths	(0.825)	(0.531)	(0.524)	(0.501)	(0.492)	(0.557)	(0.571)	(0.515)	(0.554)	(0.587)	(0.778)	(0.632)
Net flows	0.265	0.291	0.253	0.277	0.286	0.235	0.246	0.264	0.228	0.145	(0.038)	0.161
Transfer from (to) var annuities	0.379	(0.007)	0.046	(0.250)	(0.243)	(0.369)	(0.399)	(0.280)	(0.287)	(0.429)	(0.359)	(0.329)
Interest credited	0.238	0.240	0.226	0.226	0.225	0.223	0.213	0.211	0.215	0.216	0.207	0.210
Fixed Annuities-Gross	19.563	20.088	20.612	20.864	21.132	21.221	21.281	21.476	21.633	21.565	21.375	21.417
Reinsurance Ceded	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)
Fixed Annuities-Bal End-of-Quarter	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141

Fixed Annuities Incremental Deposits *	$1.072	$0.808	$0.753	$0.768	$0.767	$0.779	$0.795	$0.767	$0.767	$0.718	$0.719	$0.779

Variable Annuities-Bal Beg-of-Quarter**	$31.206	$25.942	$27.438	$26.474	$30.457	$31.709	$35.786	$37.619	$38.398	$38.698	$43.223	$43.673

Gross Deposits	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655	1.899	1.736
Withdrawals (incl charges) & deaths	(0.800)	(0.763)	(0.806)	(0.762)	(0.809)	(0.786)	(0.941)	(0.988)	(0.936)	(1.006)	(1.085)	(1.040)
Net flows	(0.197)	(0.217)	(0.158)	(0.178)	(0.009)	0.300	0.465	0.436	0.488	0.649	0.814	0.696
Transfer from (to) fixed annuities	(0.388)	0.000	(0.048)	0.249	0.243	0.365	0.400	0.266	0.262	0.427	0.366	0.326
Invest inc & change in mkt value	(4.679)	1.713	(0.759)	3.912	1.018	3.412	0.968	0.076	(0.450)	3.448	(0.729)	1.056
Var Annuities-Bal End-of-Quarter	$25.942	$27.438	$26.474	$30.457	$31.709	$35.786	$37.619	$38.398	$38.698	$43.223	$43.673	$45.751

Variable Annuities Incremental Deposits *	$0.573	$0.528	$0.629	$0.560	$0.776	$1.053	$1.370	$1.381	$1.380	$1.624	$1.864	$1.699

Total Annuities - Bal Beg-of-Quarter	$49.887	$45.505	$47.525	$47.086	$51.321	$52.842	$57.007	$58.900	$59.875	$60.331	$64.788	$65.048

Gross Deposits	1.694	1.368	1.424	1.363	1.578	1.879	2.223	2.203	2.207	2.387	2.639	2.529
Withdrawals (incl charges) & deaths	(1.626)	(1.294)	(1.329)	(1.263)	(1.301)	(1.343)	(1.512)	(1.503)	(1.490)	(1.593)	(1.863)	(1.671)
Net flows	0.068	0.074	0.095	0.099	0.277	0.536	0.712	0.701	0.716	0.794	0.776	0.857
Transfers	(0.009)	(0.006)	(0.002)	(0.002)	0.001	(0.004)	0.001	(0.014)	(0.024)	(0.002)	0.006	(0.003)
Interest credited & change in mkt value	(4.441)	1.953	(0.532)	4.137	1.243	3.634	1.181	0.288	(0.235)	3.665	(0.522)	1.266
Total Gross Annuities - Bal End-of-Quarter	45.505	47.525	47.086	51.321	52.842	57.007	58.900	59.875	60.331	64.788	65.048	67.168
Reinsurance Ceded	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)
Total Annuities (Net of Ceded) - Bal End-of-Qtr	$43.592	$45.523	$45.011	$49.152	$50.577	$54.654	$56.550	$57.541	$58.016	$62.491	$62.757	$64.892

Total Annuities Incremental Deposits *	$1.645	$1.336	$1.382	$1.328	$1.543	$1.833	$2.165	$2.148	$2.146	$2.342	$2.582	$2.478

Var Ann Under Agree - Included above	$1.083	$1.186	$1.355	$1.637	$1.820	$2.166	$2.463	$2.618	$2.692	$3.127	$3.407	$3.664

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

** Includes amounts attributable to Alliance program mutual fund net flows. Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet.

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.559	$0.351	$0.368	$0.356	$0.344	$0.347	$0.365	$0.249	$0.220	$0.192	$0.198	$0.180
Withdrawals	(0.516)	(0.228)	(0.208)	(0.235)	(0.238)	(0.253)	(0.269)	(0.261)	(0.286)	(0.302)	(0.454)	(0.303)
Net Flows	$0.042	$0.123	$0.160	$0.121	$0.106	$0.094	$0.096	($0.013)	($0.066)	($0.110)	($0.256)	($0.123)

Gross Fixed Account Values	10.219	$10.475	$10.759	$11.001	$11.226	$11.440	$11.649	$11.755	$11.811	$11.820	$11.684	$11.681
Reinsurance Ceded	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)
Net Fixed Account Values	$8.306	$8.473	$8.684	$8.832	$8.962	$9.087	$9.299	$9.422	$9.495	$9.522	$9.392	$9.404

Variable Annuities - including fixed portion of variable contracts**
Deposits	$1.135	$1.017	$1.056	$1.007	$1.234	$1.532	$1.859	$1.954	$1.986	$2.195	$2.441	$2.349
Withdrawals	(1.109)	(1.066)	(1.121)	(1.028)	(1.063)	(1.090)	(1.243)	(1.241)	(1.204)	(1.291)	(1.409)	(1.369)
Net Flows	$0.026	($0.049)	($0.065)	($0.022)	$0.172	$0.442	$0.616	$0.713	$0.782	$0.904	$1.031	$0.980

Variable Account Values	$35.286	$37.050	$36.327	$40.320	$41.616	$45.567	$47.251	$48.120	$48.521	$52.969	$53.365	$55.488

Fixed Portion of Variable Contracts
Deposits	$0.532	$0.472	$0.408	$0.422	$0.434	$0.445	$0.452	$0.530	$0.563	$0.540	$0.541	$0.613
Withdrawals	(0.309)	(0.303)	(0.316)	(0.266)	(0.254)	(0.304)	(0.302)	(0.253)	(0.268)	(0.284)	(0.324)	(0.329)
Net Flows	$0.223	$0.169	$0.093	$0.156	$0.180	$0.141	$0.151	$0.277	$0.294	$0.255	$0.218	$0.284

Fixed Portion of Variable Account Values	$9.344	$9.612	$9.853	$9.864	$9.906	$9.781	$9.631	$9.721	$9.822	$9.746	$9.691	$9.736

Average Daily Variable Account Values	$28.023	$27.431	$26.907	$29.195	$31.490	$33.897	$37.160	$37.565	$37.675	$40.889	$43.416	$44.280

Annuity Product Spread Information (1)

Net Investment Income (2)(3)	6.87%	6.89%	6.61%	6.49%	6.42%	6.13%	6.43%	6.34%	6.14%	6.23%	6.05%	6.06%
Interest Credited to Policyholders	4.76%	4.72%	4.42%	4.29%	4.20%	4.09%	3.97%	3.93%	3.90%	3.87%	3.82%	3.81%
Spread (2)(3)	2.11%	2.17%	2.19%	2.20%	2.22%	2.04%	2.46%	2.41%	2.24%	2.36%	2.23%	2.25%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 9 bps in the 2nd quarter of 2005, 8 bps in the 1st quarter of 2005, 17 bps in the 4th quarter of 2004, 19 bps in the 3rd quarter of 2004, 38 bps in the 2nd quarter of 2004, 7 bps in the first quarter of 2004, and 3bps in the 4th quarter of 2003.

(3) 1st quarter 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 27 bps to the yield and spread.

6/30/2005											PAGE 20A
Lincoln Retirement
Account Value Rollforward
Unaudited [Billions of Dollars]

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005

Fixed Annuities - Balance at Beginning of Quarter	$18.680	$19.563	$20.088	$20.612	$20.864	$21.132	$21.221	$21.281	$21.476	$21.633	$21.565	$21.375

Gross Deposits	1.091	0.822	0.776	0.778	0.778	0.792	0.817	0.779	0.783	0.732	0.740	0.793
Withdrawals & deaths	(0.825)	(0.531)	(0.524)	(0.501)	(0.492)	(0.557)	(0.571)	(0.515)	(0.554)	(0.587)	(0.778)	(0.632)
Net flows	0.265	0.291	0.253	0.277	0.286	0.235	0.246	0.264	0.228	0.145	(0.038)	0.161
Transfer from (to) var annuities	0.379	(0.007)	0.046	(0.250)	(0.243)	(0.369)	(0.399)	(0.280)	(0.287)	(0.429)	(0.359)	(0.329)
Interest credited	0.238	0.240	0.226	0.226	0.225	0.223	0.213	0.211	0.215	0.216	0.207	0.210
Fixed Annuities - Gross	19.563	20.088	20.612	20.864	21.132	21.221	21.281	21.476	21.633	21.565	21.375	21.417
Reinsurance Ceded	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)
Fixed Annuities - Balance at End of Quarter*	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141

Variable Annuities - Balance at Beginning of Quarter	$30.401	$25.161	$26.550	$25.402	$29.121	$30.185	$33.930	$35.457	$36.064	$36.268	$40.362	$40.510

Gross Deposits	0.504	0.477	0.452	0.468	0.651	0.933	1.156	1.237	1.257	1.433	1.478	1.513
Withdrawals & deaths	(0.803)	(0.777)	(0.825)	(0.759)	(0.798)	(0.798)	(0.930)	(0.973)	(0.904)	(0.990)	(1.012)	(1.018)
Net flows	(0.299)	(0.300)	(0.373)	(0.291)	(0.147)	0.135	0.226	0.264	0.352	0.443	0.466	0.495
Transfer from (to) fixed annuities	(0.375)	0.018	(0.045)	0.249	0.238	0.361	0.393	0.279	0.288	0.427	0.363	0.333
Invest inc & change in mkt value	(4.566)	1.671	(0.730)	3.761	0.973	3.249	0.908	0.064	(0.436)	3.224	(0.681)	0.981
Variable Annuities - Balance at End of Quarter	$25.161	$26.550	$25.402	$29.121	$30.185	$33.930	$35.457	$36.064	$36.268	$40.362	$40.510	$42.319

Total Annuities - Balance at Beginning of Quarter	$49.081	$44.724	$46.638	$46.014	$49.985	$51.318	$55.151	$56.738	$57.540	$57.901	$61.927	$61.885

Gross Deposits	1.595	1.299	1.229	1.247	1.430	1.725	1.973	2.016	2.039	2.164	2.218	2.306
Withdrawals & deaths	(1.628)	(1.308)	(1.349)	(1.261)	(1.290)	(1.355)	(1.501)	(1.487)	(1.459)	(1.576)	(1.790)	(1.650)
Net flows	(0.034)	(0.009)	(0.120)	(0.014)	0.139	0.370	0.472	0.528	0.581	0.588	0.428	0.657
Transfers	0.004	0.011	0.001	(0.001)	(0.005)	(0.008)	(0.006)	(0.001)	0.001	(0.002)	0.004	0.003
Interest credited & change in mkt value	(4.328)	1.911	(0.504)	3.986	1.198	3.472	1.121	0.275	(0.221)	3.440	(0.474)	1.191
Fixed Annuities - Gross	44.724	46.638	46.014	49.985	51.318	55.151	56.738	57.540	57.901	61.927	61.885	63.736
Reinsurance Ceded	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)
Total Annuities (Net of Ceded) - Bal at End of Quarter	$42.811	$44.635	$43.939	$47.817	$49.053	$52.798	$54.387	$55.207	$55.585	$59.630	$59.594	$61.460

Alliance Mutual Funds - Balance at Beginning of Quarter**	$0.806	$0.781	$0.888	$1.072	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163

Gross Deposits	0.099	0.069	0.196	0.116	0.148	0.154	0.251	0.187	0.167	0.223	0.421	0.222
Withdrawals & deaths	0.003	0.014	0.020	(0.002)	(0.011)	0.012	(0.011)	(0.015)	(0.032)	(0.017)	(0.074)	(0.022)
Net flows	0.102	0.083	0.216	0.113	0.138	0.165	0.240	0.172	0.135	0.206	0.347	0.201
Transfers	(0.013)	(0.018)	(0.003)	(0.001)	0.006	0.004	0.007	(0.013)	(0.025)	0.000	0.002	(0.006)
Interest credited & change in mkt value	(0.113)	0.042	(0.029)	0.151	0.045	0.162	0.060	0.013	(0.014)	0.225	(0.048)	0.075
Total Alliance Mutual Funds - Balance at End of Quarter	$0.781	$0.888	$1.072	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163	$3.432

Total Annuities and Alliance Mutual Funds -
Balance at Beginning of Quarter	$49.887	$45.505	$47.525	$47.086	$51.321	$52.842	$57.007	$58.900	$59.875	$60.331	$64.788	$65.048

Gross Deposits	1.694	1.368	1.424	1.363	1.578	1.879	2.223	2.203	2.207	2.387	2.639	2.529
Withdrawals & deaths	(1.626)	(1.294)	(1.329)	(1.263)	(1.301)	(1.343)	(1.512)	(1.503)	(1.490)	(1.593)	(1.863)	(1.671)
Net flows	0.068	0.074	0.095	0.099	0.277	0.536	0.712	0.701	0.716	0.794	0.776	0.857
Transfers	(0.009)	(0.006)	(0.002)	(0.002)	0.001	(0.004)	0.001	(0.014)	(0.024)	(0.002)	0.006	(0.003)
Interest credited & change in mkt value	(4.441)	1.953	(0.532)	4.137	1.243	3.634	1.181	0.288	(0.235)	3.665	(0.522)	1.266
Total Gross Annuities and Alliance Mutual Funds -
Balance at End of Quarter	45.505	47.525	47.086	51.321	52.842	57.007	58.900	59.875	60.331	64.788	65.048	67.168
Reinsurance Ceded	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)
Total Annuities and Alliance Mutual Funds
Balance at End of Quarter (net of ceded)	$43.592	$45.523	$45.011	$49.152	$50.577	$54.654	$56.550	$57.542	$58.016	$62.491	$62.757	$64.892

Run-off Group Pension Accounts - Not Included Above	2.780	2.844	2.836	2.888	2.888	2.947	2.943	2.910	2.857	2.906	2.886	2.883

Total Retirement Segment Account Values - (net of ceded)	$46.372	$48.367	$47.847	$52.040	$53.466	$57.601	$59.493	$60.452	$60.872	$65.397	$65.643	$67.775

Var Ann Under Agreement - Included above	0.302	0.298	0.283	0.301	0.296	0.310	0.301	0.283	0.261	0.266	0.244	0.232

Incremental Deposits***:
Fixed Annuities Incremental Deposits	$1.072	$0.808	$0.753	$0.768	$0.767	$0.779	$0.795	$0.767	$0.767	$0.718	$0.719	$0.779
Variable Annuities Incremental Deposits	0.474	0.459	0.433	0.444	0.628	0.899	1.120	1.194	1.212	1.402	1.443	1.476
Total Annuities Incremental Deposits	1.546	1.268	1.186	1.212	1.394	1.679	1.914	1.961	1.979	2.120	2.162	2.256
Total Alliance Mutual Funds Incremental Deposits	0.099	0.069	0.196	0.116	0.148	0.154	0.251	0.187	0.167	0.223	0.421	0.222
Total Annuities and Alliance Mutual Funds Incremental Deposits	$1.645	$1.336	$1.382	$1.328	$1.543	$1.833	$2.165	$2.148	$2.146	$2.342	$2.582	$2.478

* Includes Fixed Annuity products offered under the Alliance program.

** Represents amounts attributable to Alliance program mutual fund net flows. Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet.

*** Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Retirement products.

6/30/2005											PAGE 20B
Lincoln Retirement
Account Values
Unaudited [Billions of Dollars]

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005

Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.559	$0.351	$0.368	$0.356	$0.344	$0.347	$0.365	$0.249	$0.220	$0.192	$0.198	$0.180
Withdrawals	(0.516)	(0.228)	(0.208)	(0.235)	(0.238)	(0.253)	(0.269)	(0.261)	(0.286)	(0.302)	(0.454)	(0.303)
Net Flows	$0.042	$0.123	$0.160	$0.121	$0.106	$0.094	$0.096	($0.013)	($0.066)	($0.110)	($0.256)	($0.123)

Gross Fixed Contract Account Values	10.219	$10.475	$10.759	$11.001	$11.226	$11.440	$11.649	$11.755	$11.811	$11.820	$11.684	$11.681
Reinsurance Ceded	(1.913)	(2.003)	(2.075)	(2.169)	(2.264)	(2.353)	(2.350)	(2.333)	(2.316)	(2.297)	(2.291)	(2.277)
Net Fixed Contract Account Values	$8.306	$8.473	$8.684	$8.832	$8.962	$9.087	$9.299	$9.422	$9.495	$9.522	$9.392	$9.404

Fixed Portion of Variable Contracts
Deposits	$0.532	$0.472	$0.408	$0.422	$0.434	$0.445	$0.452	$0.530	$0.563	$0.540	$0.541	$0.613
Withdrawals	(0.309)	(0.303)	(0.316)	(0.266)	(0.254)	(0.304)	(0.302)	(0.253)	(0.268)	(0.284)	(0.324)	(0.329)
Net Flows	$0.223	$0.169	$0.093	$0.156	$0.180	$0.141	$0.151	$0.277	$0.294	$0.255	$0.218	$0.284

Fixed Portion of Variable Contract Account Values	$9.344	$9.612	$9.853	$9.864	$9.906	$9.781	$9.631	$9.721	$9.822	$9.746	$9.691	$9.736

Variable Annuities - including fixed portion of variable contracts**
Deposits	$1.036	$0.948	$0.861	$0.891	$1.086	$1.378	$1.608	$1.767	$1.819	$1.972	$2.020	$2.126
Withdrawals	(1.112)	(1.080)	(1.141)	(1.026)	(1.052)	(1.102)	(1.232)	(1.226)	(1.172)	(1.274)	(1.336)	(1.347)
Net Flows	($0.076)	($0.132)	($0.280)	($0.135)	$0.034	$0.276	$0.376	$0.541	$0.647	$0.698	$0.684	$0.780

Variable Contract Account Values	$34.505	$36.162	$35.255	$38.985	$40.091	$43.711	$45.088	$45.785	$46.090	$50.108	$50.202	$52.056

Average Daily Variable Annuity Account Values	$27.240	$26.559	$25.899	$27.933	$30.016	$32.158	$35.116	$35.354	$35.334	$38.269	$40.378	$41.010

Alliance Mutual Fund Contracts
Deposits	$0.099	$0.069	$0.196	$0.116	$0.148	$0.154	$0.251	$0.187	$0.167	$0.223	$0.421	$0.222
Withdrawals	0.003	0.014	0.020	(0.002)	(0.011)	0.012	(0.011)	(0.015)	(0.032)	(0.017)	(0.074)	(0.022)
Net Flows	$0.102	$0.083	$0.216	$0.113	$0.138	$0.165	$0.240	$0.172	$0.135	$0.206	$0.347	$0.201

Alliance Mutual Funds Contract Account Values *	$0.781	$0.888	$1.072	$1.336	$1.524	$1.856	$2.162	$2.335	$2.430	$2.861	$3.163	$3.432

Average Alliance Mutual Funds Account Values*	$0.783	$0.872	$1.008	$1.262	$1.474	$1.739	$2.044	$2.211	$2.341	$2.620	$3.038	$3.270

* Alliance program mutual fund account values are not included in the separate accounts reported on our balance sheet

Total Annuity Product Spread Information (1)

Net Investment Income (2)(3)	6.87%	6.89%	6.61%	6.49%	6.42%	6.13%	6.43%	6.34%	6.14%	6.23%	6.05%	6.06%
Interest Credited to Policyholders	4.76%	4.72%	4.42%	4.29%	4.20%	4.09%	3.97%	3.93%	3.90%	3.87%	3.82%	3.81%
Spread (2)(3)	2.11%	2.17%	2.19%	2.20%	2.22%	2.04%	2.46%	2.41%	2.24%	2.36%	2.23%	2.25%

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 9 bps in the 2nd quarter of 2005, 8 bps in the 1st quarter of 2005, 17 bps in the 4th quarter of 2004, 19 bps in the 3rd quarter of 2004, 38 bps in the 2nd quarter of 2004, 7 bps in the first quarter of 2004, and 3 bps in the 4th quarter of 2003.

(3) 1st quarter 2004 includes income from contingent interest received, which contributed $13 million to net investment income or 27 bps to the yield and spread.

6/30/2005							PAGE 21
Life Insurance Segment
Income Statements
Unaudited [Millions of Dollars]
						YTD	YTD
						Jun	Jun
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005
Operating Revenue
Premiums	$227.3	$212.4	$203.8	$194.9	$194.0	$96.2	$93.5
Surrender charges	66.4	66.1	54.1	53.6	51.8	26.5	21.2
Mortality assessments	465.2	499.4	501.5	516.7	518.7	258.1	266.0
Expense assessments	191.8	191.4	199.5	201.8	208.6	100.8	99.0
Other revenue and fees	14.2	17.9	23.7	28.0	31.4	16.0	16.4
Net investment income	871.5	910.2	899.1	911.1	948.4	470.5	485.4
Total Operating Revenue	1,836.4	1,897.5	1,881.7	1,906.1	1,952.9	968.1	981.5

Operating Expenses
Benefits paid or provided:
Benefits	411.5	418.6	427.4	416.0	404.0	201.8	202.4
Div accum & div to policyholders	80.8	78.5	76.0	81.6	77.4	37.1	36.8
Interest credited to policy bal.	525.4	569.9	598.6	598.2	579.7	288.8	291.1
Total insurance benefits	1,017.8	1,067.0	1,101.9	1,095.8	1,061.2	527.7	530.2
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	353.7	318.4	330.2	350.1	331.1	151.0	160.7
Operating and administrative expenses	169.4	166.8	162.2	166.2	168.6	79.2	82.8
Taxes, licenses and fees	48.5	49.2	53.2	62.2	49.1	23.9	27.2
Par policyholder interests	1.1
Subtotal	572.7	534.5	545.6	578.5	548.9	254.1	270.8
DAC deferral net of amortization	(286.5)	(229.8)	(230.7)	(235.2)	(152.2)	(72.3)	(59.2)
PVIF amortization	103.7	75.9	73.9	81.4	82.2	36.0	28.0
Total underwriting, acquisition,
insurance and other expenses	389.9	380.5	388.8	424.7	478.9	217.8	239.6
Goodwill amortization	23.7	23.7
Total Operating Expenses	1,431.4	1,471.2	1,490.8	1,520.6	1,540.0	745.5	769.8

Operating income before federal taxes	405.0	426.3	390.9	385.5	412.9	222.7	211.7

Federal income taxes	148.4	151.0	121.9	120.9	132.6	71.8	68.1

Income from Operations	$256.7	$275.3	$269.0	$264.5	$280.3	$150.9	$143.6

Effective Tax Rate	36.6%	35.4%	31.2%	31.4%	32.1%	32.2%	32.2%

Average capital	$2,641.3	$2,734.4	$2,846.3	$2,849.9	$3,036.1	$2,960.4	$3,359.1
Return on average capital	9.7%	10.1%	9.4%	9.3%	9.2%	10.2%	8.5%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of period		$1,079.3	$1,265.7	$1,424.5	$1,578.3	$1,578.3	$1,691.9
Deferral		324.8	336.5	370.8	365.2	164.8	176.1
Amortization		(95.0)	(105.8)	(135.5)	(213.0)	(92.5)	(116.9)
Included in Total Operating Expenses		229.8	230.7	235.2	152.2	72.3	59.2
Adjustment related to realized (gains) losses
on available-for-sale securities		43.0	39.7	(31.9)	(16.1)	(6.2)	(7.9)
Adjustment related to unrealized (gains) losses
on available-for-sale securities		(89.0)	(130.9)	(49.5)	(25.6)	87.4	(28.4)
Other*		2.5	19.3		3.2	3.1
Balance at end of period		$1,265.7	$1,424.5	$1,578.3	$1,691.9	$1,734.8	$1,714.8

Roll Forward of Present Value of In-Force

Balance at beginning of period		$1,040.5	$963.9	$890.0	$808.6	$808.6	$726.5
Amortization		(75.9)	(73.9)	(81.4)	(82.2)	(36.0)	(28.0)
Other		(0.7)
Balance at end of period		$963.9	$890.0	$808.6	$726.5	$772.6	$698.5

Roll Forward of Deferred Front-End Loads**

Balance at beginning of period		$133.0	$179.7	$228.6	$292.7	$292.7	$326.6
Deferral		74.1	85.8	92.1	98.0	46.9	42.0
Amortization		(27.4)	(37.0)	(27.9)	(64.1)	(27.4)	(37.0)
Included in Income from Operations		46.7	48.9	64.1	33.9	19.5	4.9
Balance at end of period		$179.7	$228.6	$292.7	$326.6	$312.2	$331.5

*Includes the transfer of the Legacy Life block of business from the Lincoln Retirement segment in the first quarter of 2002. 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

** Included in Insurance and Investment Contract Liabilities on the Balance Sheet.

6/30/2005								PAGE 22
Life Insurance Segment
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2003	2003	2003	2004	2004	2004	2004	2005	2005

Premiums	$49.7	$45.2	$52.2	$47.9	$48.3	$44.3	$53.6	$45.6	$47.9
Surrender charges	12.4	13.7	16.1	13.8	12.7	11.1	14.2	12.0	9.1
Mortality assessments	128.4	130.2	128.4	128.5	129.6	130.1	130.5	133.3	132.7
Expense assessments	49.6	48.9	55.0	49.8	51.0	49.8	58.0	48.8	50.2
Other revenue and fees	7.3	6.4	8.4	7.8	8.2	7.3	8.1	8.2	8.2
Net investment income	229.0	226.4	228.1	235.7	234.9	238.4	239.4	236.3	249.2
Total Operating Revenue	476.2	470.8	488.2	483.4	484.8	481.1	503.7	484.2	497.3

Operating Expenses
Benefits paid or provided:
Benefits	110.5	118.5	83.2	97.4	104.4	95.8	106.4	97.4	105.0
Div accum & div to policyholders	17.6	15.9	33.8	18.5	18.6	16.7	23.6	18.4	18.4
Interest credited to policy bal.	149.8	150.7	147.5	144.8	143.9	143.8	147.1	145.8	145.2
Total insurance benefits	277.9	285.1	264.5	260.7	267.0	256.3	277.2	261.6	268.6
Underwriting, acquisition,
insurance and other expenses:
Commissions and other-volume related expenses	73.8	82.7	106.9	78.0	73.0	80.7	99.4	77.2	83.5
Operating and administrative expenses	38.5	41.7	45.4	38.5	40.7	46.5	42.9	40.7	42.2
Taxes, licenses and fees	13.8	16.1	18.0	12.4	11.5	12.8	12.5	14.7	12.5
Subtotal	126.1	140.5	170.3	128.9	125.2	140.0	154.7	132.6	138.2
DAC deferral net of amortization	(50.2)	(66.9)	(74.1)	(35.0)	(37.3)	(25.9)	(54.0)	(25.2)	(34.0)
PVIF amortization	17.2	26.9	19.9	18.5	17.5	29.8	16.4	15.5	12.5
Total underwriting, acquisition,
insurance and other expenses	93.1	100.6	116.1	112.4	105.4	144.0	117.1	122.9	116.7
Total Operating Expenses	371.0	385.6	380.6	373.1	372.4	400.3	394.3	384.5	385.3

Operating income before federal taxes	105.2	85.2	107.6	110.3	112.4	80.7	109.5	99.7	112.0

Federal income taxes	33.4	26.5	34.3	35.5	36.2	25.4	35.5	32.0	36.2

Income from Operations	$71.8	$58.7	$73.4	$74.8	$76.2	$55.4	$74.0	$67.7	$75.8

Effective Tax Rate	31.8%	31.1%	31.8%	32.2%	32.2%	31.4%	32.4%	32.1%	32.3%

Average capital	$2,792.7	$2,849.0	$2,893.7	$2,927.4	$2,993.5	$3,086.4	$3,137.0	$3,300.3	$3,417.8
Return on average capital	10.3%	8.2%	10.1%	10.2%	10.2%	7.2%	9.4%	8.2%	8.9%

Roll Forward of Deferred Acquisition Costs

Balance at beginning-of-quarter	$1,447.7	$1,381.3	$1,483.4	$1,578.3	$1,534.8	$1,734.8	$1,646.4	$1,691.9	$1,786.7
Deferral	79.7	88.0	112.1	83.7	81.1	90.8	109.7	85.0	91.1
Amortization	(29.5)	(21.1)	(38.0)	(48.7)	(43.8)	(64.9)	(55.7)	(59.8)	(57.0)
Included in Total Operating Expenses	50.2	66.9	74.1	35.0	37.3	25.9	54.0	25.2	34.0
Adjustment related to realized (gains) losses
on available-for-sale securities	(0.3)	(27.6)	(11.0)	(3.8)	(2.4)	(4.8)	(5.1)	(2.0)	(5.9)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(116.3)	62.8	31.9	(77.6)	165.0	(109.3)	(3.7)	71.6	(100.1)
Other*				3.0	0.2	(0.1)	0.2
Balance at end-of-quarter	$1,381.3	$1,483.4	$1,578.2	$1,534.8	$1,734.8	$1,646.4	$1,691.9	$1,786.7	$1,714.8

Roll Forward of Present Value of In-Force

Balance at beginning-of-quarter	$872.7	$855.5	$828.5	$808.6	$790.1	$772.6	$742.8	$726.5	$710.9
Amortization	(17.2)	(26.9)	(19.9)	(18.5)	(17.5)	(29.8)	(16.4)	(15.5)	(12.5)
Balance at end-of-quarter	$855.5	$828.5	$808.6	$790.1	$772.6	$742.8	$726.5	$710.9	$698.5

Roll Forward of Deferred Front-End Loads**

Balance at beginning-of-quarter	$236.8	$252.2	$283.1	$292.7	$301.5	$312.2	$316.4	$326.6	$327.9
Deferral	25.0	23.1	23.6	22.8	24.1	23.8	27.3	21.1	20.9
Amortization	(9.6)	7.8	(14.0)	(14.0)	(13.4)	(19.6)	(17.1)	(19.7)	(17.3)
Included in Income from Operations	15.4	30.8	9.6	8.9	10.7	4.2	10.2	1.4	3.6
Balance at end-of-quarter	$252.2	$283.1	$292.7	$301.5	$312.2	$316.4	$326.6	$327.9	$331.5

*First quarter of 2004 reflects the DAC unlocking resulting from the implementation of SOP 03-1.

** Included in Insurance and Investment Contract Liabilities on the Balance Sheet

6/30/2005						PAGE 23
Life Insurance Segment
Operational Data
Unaudited [Millions of Dollars]

						YTD	YTD
						Jun	Jun
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005
First Year Premiums by Product (Millions)
Universal Life
Excluding MoneyGuard (1)	$195.1	$184.7	$356.9	$417.0	$401.1	$196.4	$191.1
MoneyGuard	94.1	107.9	138.4	224.7	244.5	117.3	102.7
Total	289.3	292.7	495.3	641.6	645.6	313.6	293.9
Variable Universal Life (2)	218.7	228.6	134.5	79.4	84.8	40.2	49.8
Whole Life	22.4	26.3	30.3	34.4	41.2	18.4	16.1
Term	41.9	30.8	32.3	40.2	41.0	21.1	17.8
Total Retail	572.3	578.4	692.3	795.7	812.6	393.3	377.5
Corporate Owned Life Insurance (COLI)	87.0	47.3	88.1	125.6	73.7	24.1	35.0
Total	$659.3	$625.6	$780.4	$921.3	$886.2	$417.4	$412.5

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$200.6	$196.1	$201.7	$223.5	$209.3	$95.0	$87.4
Lincoln Financial Distributors	444.7	413.0	556.3	631.9	623.7	304.4	303.3
Other*	14.0	16.6	22.4	65.8	53.2	18.1	21.8
Total by Distribution	$659.3	$625.6	$780.4	$921.3	$886.2	$417.4	$412.5

Life Insurance In-Force (Billions)
Universal Life & Other	$115.872	$121.168	$126.016	$129.623	$132.120	130.294	$133.347
Term Insurance	100.130	113.226	127.880	151.717	172.459	162.953	180.659
Total Life Segment In-Force	$216.002	$234.394	$253.896	$281.340	$304.579	$293.247	$314.005

For the Quarter Ended	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005
First Year Premiums by Product (Millions)

Universal Life
Excluding MoneyGuard (1)	$98.0	$137.8	$84.5	$93.8	$114.2	$124.5	$95.7	$100.7	$90.1	$114.5	$87.1	$104.1
MoneyGuard	34.9	39.3	46.3	48.9	58.2	71.4	56.2	61.1	60.7	66.6	49.4	53.4
Total	132.9	177.1	130.8	142.7	172.3	195.9	151.9	161.8	150.8	181.1	136.4	157.4
Variable Universal Life (2)	26.1	27.0	24.4	14.1	16.6	24.4	22.5	17.7	17.2	27.5	25.9	23.8
Whole Life	7.7	11.0	6.5	7.1	8.5	12.3	10.8	7.6	9.7	13.1	7.8	8.3
Term	7.3	8.1	9.1	9.6	10.5	10.9	10.5	10.6	10.4	9.4	9.2	8.6
Total Retail	174.0	223.2	170.7	173.5	208.0	243.5	195.6	197.8	188.1	231.2	179.3	198.1
Corporate Owned Life Insurance (COLI)	7.8	26.8	10.6	61.8	23.7	29.6	14.2	9.9	29.2	20.4	24.8	10.2
Total	$181.8	$249.9	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5	$204.1	$208.4

First Year Premiums by Distribution (Millions)
Lincoln Financial Advisors	$46.9	$64.9	$42.1	$46.8	$66.2	$68.5	$47.7	47.2	$48.2	$66.1	$43.1	$44.3
Lincoln Financial Distributors	132.7	171.1	131.7	148.3	156.8	195.2	151.4	152.9	152.0	167.4	149.7	153.5
Other*	2.2	13.9	7.5	40.2	8.7	9.4	10.6	7.5	17.1	18.0	11.3	10.6
Total by Distribution	$181.8	$249.9	$181.3	$235.3	$231.7	$273.1	$209.8	$207.6	$217.3	$251.5	$204.1	$208.4

Insurance In-Force (Billions)
Universal Life & Other	$124.085	$126.016	$126.414	$127.276	$127.855	$129.623	$129.669	$130.294	$130.989	$132.120	$132.436	$133.347
Term Insurance	123.945	127.880	133.251	139.191	145.480	151.717	157.338	162.953	167.979	172.459	176.541	180.659
Total Segment In-Force	$248.030	$253.896	$259.666	$266.467	$273.335	$281.340	$287.007	$293.247	$298.967	$304.579	$308.976	$314.005

*Other consists of distribution arrangements with third-party intermediaries.

(1) First year premiums for universal life (excluding Moneyguard) with secondary guarantees comprised 94% and 92% of first year premiums for the second quarter and first six months of 2005.
(2) First year premiums for variable universal life with secondary guarantees comprised 28% and 31% of first year premiums for the second quarter and first six months of 2005 .

6/30/2005						PAGE 24
Life Insurance Segment
Life Insurance Account Value Rollforward
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	2000	2001	2002	2003	2004	2004	2005
Universal Life-Bal Beg-of-Year	$6.650	$6.976	$7.508	$8.211	$9.030	$9.030	$9.648

Deposits	0.955	1.043	1.332	1.532	1.433	0.687	0.655
Withdrawals & deaths	(0.426)	(0.319)	(0.426)	(0.437)	(0.474)	(0.245)	(0.215)
Net flows	0.528	0.724	0.906	1.095	0.959	0.442	0.440
Policyholder assessments	(0.584)	(0.598)	(0.648)	(0.702)	(0.753)	(0.369)	(0.391)
Interest credited	0.382	0.405	0.428	0.427	0.413	0.205	0.206
Acq of new business/transfers between segments			0.018
Universal Life-Bal End of Year (1)	$6.976	$7.508	$8.211	$9.030	$9.648	$9.308	$9.902

Variable Universal Life-Bal Beg-of-Year	$1.605	$1.808	$1.746	$1.690	$2.195	$2.195	$2.520

Deposits	0.607	0.584	0.504	0.448	0.560	0.213	0.261
Withdrawals & deaths	(0.132)	(0.251)	(0.193)	(0.208)	(0.315)	(0.116)	(0.131)
Net flows	0.475	0.332	0.311	0.240	0.245	0.098	0.130
Policyholder assessments	(0.141)	(0.170)	(0.186)	(0.191)	(0.194)	(0.096)	(0.098)
Invest inc & chg in mkt value	(0.130)	(0.225)	(0.313)	0.457	0.273	0.080	0.035
Acq of new business/transfers between segments			0.132
Variable Universal Life -Bal end of year	$1.808	$1.746	$1.690	$2.195	$2.520	$2.277	$2.587

Interest Sensitive Whole Life - Bal Beg-of-Year	$1.963	$2.062	$2.123	$2.186	$2.195	$2.195	$2.214

Deposits	0.322	0.307	0.301	0.279	0.250	0.108	0.123
Withdrawals & deaths	(0.168)	(0.200)	(0.199)	(0.236)	(0.207)	(0.110)	(0.124)
Net flows	0.154	0.107	0.103	0.043	0.043	(0.001)	(0.000)
Policyholder assessments	(0.168)	(0.164)	(0.167)	(0.159)	(0.149)	(0.072)	(0.088)
Interest credited	0.113	0.118	0.127	0.125	0.126	0.063	0.076
Int Sensitive Whole Life-Bal End -of -Year	$2.062	$2.123	$2.186	$2.195	$2.214	$2.185	$2.202

Total Segment- Life Insurance Account Values
Bal Beg-of-Year	$10.217	$10.847	$11.377	$12.086	$13.420	$13.420	$14.382

Deposits	1.884	1.934	2.138	2.259	2.243	1.009	1.039
Withdrawals & deaths	(0.727)	(0.771)	(0.818)	(0.881)	(0.996)	(0.470)	(0.470)
Net flows	1.158	1.163	1.320	1.377	1.247	0.539	0.569
Policyholder assessments	(0.893)	(0.931)	(1.002)	(1.053)	(1.096)	(0.537)	(0.577)
Invest inc & change in market value	0.364	0.299	0.241	1.009	0.812	0.349	0.317
Acq of new business/transfers between segments			0.150
Total Segment -Bal end of year	$10.847	$11.377	$12.086	$13.420	$14.382	$13.770	$14.691

Life Product Spread Information (2)

Interest Sensitive Products
Net Investment Income (3)(4)		7.63%	7.30%	6.97%	6.67%	6.78%	6.34%
Interest Credited to Policyholders		5.86%	5.77%	5.36%	4.85%	4.91%	4.70%
Spread (3)(4)		1.77%	1.53%	1.61%	1.81%	1.87%	1.64%

Traditional Products
Net Investment Income (3)(4)		7.49%	7.42%	6.99%	6.90%	6.96%	6.46%

(1) Includes fixed investment option of VUL products.

(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of year ends 2001, 2002, 2003, and 2004, interest sensitive products represented 86%, 87%, 88%, and 88%, respectively, of total interest sensitive and traditional non-par earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 20 bps in 2004, 3 bps in 2003, 4 bps in 2002, and 6 bps in 2001. The impact for traditional products was 18 bps in 2004, 6 bps in 2003, 5 bps in 2002, and 13 bps in 2001. For the first six months of 2004, the impact was 20 bps and in the first six months of 2005 the impact was 6 bps.

(4) 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 6 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 17 bps to the yield and spread on Traditional Products.

6/30/2005										PAGE 25
Life Insurance Segment
Life Insurance Account Value Roll Forward
Unaudited [Billions of Dollars]

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005
Universal Life-Bal Beg-of-Quarter	$7.838	$7.987	$8.211	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444	$9.648	$9.764
Deposits	0.310	0.410	0.316	0.350	0.426	0.440	0.342	0.345	0.333	0.413	0.321	0.333
Withdrawals & deaths	(0.108)	(0.125)	(0.107)	(0.101)	(0.117)	(0.113)	(0.117)	(0.128)	(0.112)	(0.117)	(0.115)	(0.101)
Net flows	0.201	0.286	0.210	0.249	0.309	0.327	0.225	0.217	0.221	0.296	0.207	0.233
Policyholder assessments	(0.162)	(0.170)	(0.168)	(0.171)	(0.178)	(0.185)	(0.183)	(0.187)	(0.188)	(0.196)	(0.194)	(0.198)
Interest credited	0.110	0.108	0.106	0.106	0.108	0.106	0.103	0.102	0.103	0.105	0.103	0.103
Universal Life-Bal End-of-Quarter (1)	$7.987	$8.211	$8.359	$8.542	$8.782	$9.030	$9.175	$9.308	$9.444	$9.648	$9.764	$9.902

Variable Universal Life-Bal Beg of Quarter	$1.776	$1.575	$1.690	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275	$2.520	$2.500
Deposits	0.102	0.126	0.118	0.114	0.093	0.123	0.106	0.108	0.156	0.192	0.130	0.131
Withdrawals & deaths	(0.034)	(0.047)	(0.036)	(0.050)	(0.048)	(0.074)	(0.073)	(0.042)	(0.089)	(0.111)	(0.069)	(0.062)
Net flows	0.068	0.079	0.082	0.064	0.045	0.049	0.032	0.066	0.067	0.081	0.061	0.068
Policyholder assessments	(0.046)	(0.047)	(0.049)	(0.048)	(0.046)	(0.049)	(0.048)	(0.048)	(0.048)	(0.050)	(0.049)	(0.049)
Invest inc & chg in mkt value	(0.224)	0.083	(0.034)	0.225	0.062	0.204	0.070	0.011	(0.021)	0.214	(0.031)	0.067
Variable Universal Life -Bal End-of-Quarter	$1.575	$1.690	$1.689	$1.930	$1.991	$2.195	$2.249	$2.277	$2.275	$2.520	$2.500	$2.587

Interest Sensitive Whole Life - Bal Beg-of-Quarter	$2.145	$2.164	$2.186	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193	$2.214	$2.201
Deposits	0.073	0.100	0.051	0.062	0.067	0.098	0.054	0.055	0.059	0.082	0.061	0.062
Withdrawals & deaths	(0.045)	(0.063)	(0.046)	(0.050)	(0.066)	(0.073)	(0.063)	(0.047)	(0.047)	(0.050)	(0.068)	(0.055)
Net flows	0.027	0.037	0.005	0.012	0.001	0.026	(0.009)	0.008	0.012	0.032	(0.007)	0.007
Policyholder assessments	(0.040)	(0.046)	(0.036)	(0.038)	(0.039)	(0.047)	(0.036)	(0.036)	(0.036)	(0.041)	(0.045)	(0.043)
Interest credited	0.031	0.031	0.030	0.032	0.032	0.031	0.032	0.031	0.032	0.030	0.039	0.037
Int Sensitive Whole Life-Bal End-of-Quarter	$2.164	$2.186	$2.185	$2.191	$2.185	$2.195	$2.182	$2.185	$2.193	$2.214	$2.201	$2.202

Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter	$11.759	$11.726	$12.086	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912	$14.382	$14.466
Deposits	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512	0.527
Withdrawals & deaths	(0.187)	(0.234)	(0.190)	(0.202)	(0.231)	(0.259)	(0.254)	(0.217)	(0.248)	(0.278)	(0.252)	(0.218)
Net flows	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260	0.309
Policyholder assessments	(0.248)	(0.263)	(0.252)	(0.257)	(0.262)	(0.280)	(0.267)	(0.271)	(0.272)	(0.287)	(0.287)	(0.290)
Invest inc & change in market value	(0.082)	0.222	0.103	0.363	0.202	0.341	0.205	0.145	0.114	0.348	0.111	0.206
Total Segment -Bal End-of-Quarter	$11.726	$12.086	$12.233	$12.663	$12.958	$13.420	$13.606	$13.770	$13.912	$14.382	$14.466	$14.691

Life Product Spread Information (2)

Interest Sensitive Products
Net Investment Income (3)(4)	7.26%	7.15%	7.21%	7.09%	6.90%	6.73%	6.84%	6.70%	6.62%	6.50%	6.32%	6.35%
Interest Credited to Policyholders	5.82%	5.63%	5.56%	5.43%	5.37%	5.12%	4.97%	4.89%	4.79%	4.80%	4.75%	4.65%
Spread (3)(4)	1.44%	1.52%	1.65%	1.65%	1.53%	1.61%	1.87%	1.81%	1.83%	1.69%	1.57%	1.71%

Traditional Products
Net Investment Income (3)(4)	7.58%	7.28%	7.16%	7.13%	6.99%	6.72%	7.33%	6.61%	6.97%	6.60%	6.43%	6.50%

(1) Includes fixed investment option of VUL products.

(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on non-par investment portfolios divided by average earning assets. As of June 30, 2005, interest sensitive products represented 88% of total interest sensitive and traditional non-par earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 12 bps in the 2nd quarter of 2005, 0 bps in the 1st quarter of 2005, 13 bps in the 4th quarter of 2004, 29 bps in the 3rd quarter of 2004, 32 bps in the 2nd quarter of 2004, 7 bps in the 1st quarter of 2004, and 1 bp in the 4th quarter of 2003. There was an impact on traditional products of 12 bps in the 2nd quarter of 2005, 5 bps in the 1st quarter of 2005, 7 bps in the 4th quarter of 2004, 59 bps in the 3rd quarter of 2004, 5 bps in the 2nd quarter of 2004, 0 bps in the 1st quarter of 2004, and 10 bps during the 4th quarter of 2003.

(4) First quarter 2004 includes income from contingent interest received, which contributed $6.5 million to net investment income or 25 bps to the yield and spread on Interest Sensitive Products and $2.4 million to net investment income or 72 bps to the yield and spread on Traditional Products.

6/30/2005						PAGE 26
Investment Management
Income Statements
Unaudited [Millions of Dollars]
						YTD	YTD
						Jun	Jun
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005

Operating Revenue
Investment advisory fees - External	$231.6	$197.2	$183.3	$205.0	$252.5	$129.2	$126.3
Investment advisory fees - Insurance-related Assets	112.4	105.0	97.7	101.2	105.8	52.6	49.4
Other revenue and fees	61.2	51.7	46.5	72.8	66.2	35.8	31.0
Surrender charges	2.8	2.2	2.4	2.3	1.9	1.0	1.2
Expense assessments	52.0	45.3	38.1	42.8	56.8	28.8	33.4
Net investment income	57.7	53.6	50.5	49.9	51.7	26.8	27.0
Operating Revenue	517.6	454.9	418.5	474.0	534.9	274.2	268.3

Operating Expenses
Interest credited to policy bal.	40.5	38.7	31.3	26.4	26.9	13.2	13.8
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	32.1	31.6	35.5	42.2	53.0	28.4	25.1
Operating and administrative expenses	361.6	344.6	335.5	368.7	392.9	194.7	207.9
DAC deferral net of amortization	(9.3)	(4.7)	(9.2)	(22.8)	(27.1)	(13.7)	(6.0)
Taxes, licenses and fees	11.6	16.8	13.0	10.3	17.0	9.4	7.9
Subtotal	396.0	388.2	374.9	398.4	435.8	218.8	235.0
Other intangibles amortization	16.3	10.8	8.2	7.9	9.7	3.9	3.9
Total underwriting, acquisition,
insurance and other expenses	412.3	399.0	383.2	406.3	445.5	222.7	238.8
Goodwill amortization	16.2	16.2
Total Operating Expenses	469.0	454.0	414.4	432.7	472.5	236.0	252.6

Operating income before federal taxes	48.6	0.9	4.1	41.3	62.4	38.2	15.7

Federal income taxes	23.6	7.0	2.2	6.8	18.9	12.3	4.5

Income from Operations	$25.0	($6.1)	$1.8	$34.5	$43.6	$25.9	$11.2

Average Capital (Securities at Cost)	$582.0	$557.0	$581.2	$602.4	$610.9	$634.5	$545.2
Return on average capital	4.3%	(1.1%)	0.3%	5.7%	7.1%	8.2%	4.1%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of year	$73.5	$81.1	$85.6	$90.8	$91.8	$91.8	$120.4
Deferral	36.4	35.6	42.0	42.0	51.4	25.1	22.8
Amortization	(27.1)	(30.8)	(32.9)	(19.2)	(24.3)	(11.3)	(16.8)
Included in Total Benefits and Expenses	9.3	4.7	9.2	22.8	27.1	13.7	6.0
Adjustment related to realized (gains) losses
on available-for-sale securities	0.7	1.6	2.3	0.5	(1.3)	(1.2)	0.4
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(2.4)	(1.8)	(6.3)	(22.2)	2.7	15.8	(0.1)
Balance at end of period	$81.1	$85.6	$90.8	$91.8	$120.4	$120.1	$126.7

Certain reclassifications have been made to present financial information for the Investment Management segment's 401(k) Director product on a basis consistent with the reporting for similar products in the Retirement and Life Insurance segments.

6/30/2005									PAGE 27
Investment Management
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2003	2003	2003	2004	2004	2004	2004	2005	2005
Operating Revenue
Investment advisory fees - External	$49.4	$53.2	$58.3	$62.7	$66.4	$67.4	$56.0	$59.4	$66.9
Investment advisory fees - Insurance-related Assets	25.4	25.5	26.2	26.5	26.1	26.4	26.8	24.8	24.6
Other revenue and fees	18.4	18.9	23.7	19.1	16.7	13.7	16.7	16.0	14.9
Surrender charges	0.4	0.5	0.7	0.5	0.5	0.4	0.5	0.7	0.5
Expense assessments	10.6	10.2	12.4	14.1	14.7	12.5	15.5	16.6	16.8
Net investment income	12.1	13.2	12.5	12.2	14.6	12.7	12.3	12.9	14.2
Operating Revenue	116.3	121.4	133.8	135.2	139.0	133.0	127.7	130.4	138.0

Operating Expenses
Interest credited to policy bal.	6.6	6.6	6.6	6.6	6.7	6.9	6.8	6.8	7.0
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	9.9	10.4	12.0	14.0	14.4	12.9	11.7	13.3	11.8
Operating and administrative expenses	93.0	92.7	99.1	96.1	98.5	98.1	100.2	96.4	111.5
DAC deferral net of amortization	(5.1)	(8.0)	(4.4)	(5.6)	(8.1)	(9.5)	(3.9)	(3.3)	(2.7)
Taxes, licenses and fees	2.8	2.4	2.1	3.9	5.5	4.6	3.1	4.4	3.6
Subtotal	100.7	97.4	108.7	108.5	110.3	106.0	111.0	110.9	124.1
Other intangibles amortization	2.0	2.0	2.0	2.0	2.0	2.0	3.8	1.9	1.9
Total underwriting, acquisition,
insurance and other expenses	102.6	99.4	110.7	110.4	112.3	108.0	114.8	112.8	126.0
Total Operating Expenses	109.2	106.0	117.3	117.0	118.9	114.8	121.7	119.6	133.0

Operating income before federal taxes	7.1	15.4	16.4	18.2	20.1	18.2	6.0	10.7	5.0

Federal income taxes	2.6	5.8	(2.6)	5.6	6.7	5.7	0.8	3.3	1.2

Income from Operations	$4.5	$9.7	$19.0	$12.5	$13.4	$12.5	$5.2	$7.4	$3.9

Average Capital (Securities at Cost)	$588.6	$600.4	$623.0	$634.2	$634.8	$627.2	$547.3	$548.0	$542.5
Return on average capital	3.1%	6.4%	12.2%	7.9%	8.4%	8.0%	3.8%	5.4%	2.8%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of year	$79.5	$65.5	$81.9	$91.8	$84.2	$120.1	$115.3	$120.4	$133.8
Deferral	9.0	13.9	10.2	11.7	13.4	12.5	13.8	12.2	10.6
Amortization	(4.0)	(5.9)	(5.8)	(6.1)	(5.3)	(3.0)	(10.0)	(8.9)	(7.8)
Included in Total Benefits and Expenses	5.1	8.0	4.4	5.6	8.1	9.5	3.9	3.3	2.7
Adjustment related to realized (gains) losses
on available-for-sale securities	0.7	(1.1)	(0.2)	(3.6)	2.4	0.4	(0.5)	0.4	(0.0)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(19.8)	9.5	5.7	(9.6)	25.4	(14.8)	1.7	9.8	(9.9)
Balance at end-of-quarter	$65.5	$81.9	$91.8	$84.2	$120.1	$115.3	$120.4	$133.8	$126.7

Certain reclassifications have been made to present financial information for the Investment Management segment's 401(k) Director product on a basis consistent with the reporting for similar products in the Retirement and Life Insurance segments.

6/30/2005							PAGE 28
Investment Management
Assets Under Management Rollforward
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	2000	2001	2002	2003	2004	2004	2005

Retail Fixed - Bal Beg-of-Period	$7.422	$6.605	$7.118	$7.631	$8.186	$8.186	$8.257

Fund Sales	0.769	0.876	1.218	1.792	1.882	0.965	1.221
Redemptions	(1.401)	(1.051)	(1.182)	(1.442)	(1.520)	(0.880)	(0.698)
Net Money Market	(0.207)	(0.046)	(0.050)	(0.028)	(0.113)	(0.024)	(0.041)
Transfers	(0.168)	0.405	0.206	(0.168)	(0.212)	(0.053)	(0.003)
Net Flows	(1.007)	0.184	0.192	0.154	0.037	0.007	0.480
Market	0.096	0.330	0.321	0.401	0.290	(0.042)	0.088
Transfer of Assets Under Administration(1)	0.094				(0.256)		(0.001)
Balance end of period	$6.605	$7.118	$7.631	$8.186	$8.257	$8.152	$8.823

Retail Equity - Bal Beg-of-Period	$23.384	$21.525	$17.990	$14.917	$20.887	$20.887	$26.130

Fund Sales	4.117	2.817	4.477	3.791	7.110	3.603	6.194
Redemptions	(4.431)	(2.838)	(3.690)	(2.830)	(4.054)	(2.020)	(2.630)
Net Money Market	0.001
Transfers	(0.178)	(0.538)	(0.173)	0.156	0.042	(0.005)	(0.134)
Net Flows	(0.492)	(0.560)	0.614	1.117	3.099	1.578	3.431
Market	(1.709)	(2.975)	(3.688)	4.854	3.256	0.758	0.339
Sale of subsidiary/Transfer of Assets Under
Administration (1) (2)	0.342				(1.112)		(0.003)
Balance at end of period	$21.525	$17.990	$14.917	$20.887	$26.130	$23.223	$29.898

Total Retail - Bal Beg-of-Period	$30.807	$28.129	$25.108	$22.547	$29.073	$29.073	$34.387

Retail Sales-Annuities	1.782	1.701	2.751	2.151	2.757	1.420	1.390
Retail Sales-Mutual Funds	2.577	1.523	1.829	2.315	3.235	1.634	2.591
Retail Sales-Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999	1.514	3.433
Total Retail Sales	4.885	3.693	5.695	5.583	8.992	4.568	7.415
Redemptions	(5.832)	(3.889)	(4.873)	(4.272)	(5.574)	(2.900)	(3.328)
Net Money Market	(0.206)	(0.046)	(0.050)	(0.028)	(0.113)	(0.024)	(0.041)
Transfers	(0.346)	(0.133)	0.033	(0.012)	(0.170)	(0.059)	(0.136)
Net Flows	(1.500)	(0.375)	0.806	1.271	3.136	1.585	3.910
Market	(1.613)	(2.646)	(3.366)	5.255	3.546	0.717	0.427
Sale of subsidiary/Transfer of Assets Under
Administration (1) (2)	0.435				(1.368)		(0.004)
Balance at end of period(1) (2)	$28.129	$25.108	$22.547	$29.073	$34.387	$31.375	$38.720

Institutional Fixed - Bal Beg-of-Period	$6.936	$6.111	$5.489	$7.237	$8.399	$8.399	$9.960

Inflows	0.771	0.643	2.281	1.937	5.134	2.087	2.500
Withdrawals/Terminations	(1.973)	(1.229)	(1.146)	(1.226)	(0.593)	(0.353)	(0.872)
Transfers	(0.005)	0.017	0.004	0.005	0.009	0.007	0.001
Net Flows (2)	(1.207)	(0.569)	1.139	0.716	4.549	1.741	1.629
Market	0.382	(0.053)	0.608	0.447	0.135	(0.234)	0.179
Sale of Subsidiary (2)					(3.124)
Balance at end of period (2)	$6.111	$5.489	$7.237	$8.399	$9.960	$9.906	$11.769

Institutional Equity - Bal Beg-of-Period	$23.632	$19.114	$17.815	$16.711	$25.322	$25.322	$11.682

Inflows	2.730	3.183	2.913	3.922	6.155	3.867	5.138
Withdrawals/Terminations	(7.209)	(2.879)	(1.991)	(2.178)	(3.583)	(1.923)	(1.473)
Transfers	(0.008)	0.035	0.045	0.018	0.057	0.018	0.030
Net Flows	(4.486)	0.338	0.967	1.762	2.629	1.962	3.696
Market	(0.031)	(1.637)	(2.071)	6.849	2.394	1.078	0.096
Sale of Subsidiary (2)					(18.664)
Balance at end of period	$19.114	$17.815	$16.711	$25.322	$11.682	$28.362	$15.474

Total Institutional - Bal Beg-of-Period	$30.568	$25.225	$23.305	$23.948	$33.722	$33.722	$21.643

Inflows	3.501	3.826	5.194	5.859	11.289	5.954	7.639
Withdrawals/Terminations	(9.182)	(4.109)	(3.137)	(3.404)	(4.176)	(2.275)	(2.345)
Transfers	(0.013)	0.052	0.050	0.023	0.066	0.025	0.031
Net Flows	(5.693)	(0.231)	2.106	2.478	7.178	3.703	5.325
Market	0.351	(1.690)	(1.463)	7.296	2.530	0.843	0.275
Sale of Subsidiary (2)					(21.787)
Balance at end of period	$25.225	$23.305	$23.948	$33.722	$21.643	$38.268	$27.243

Total Retail/Institutional - At end of period	$53.355	$48.412	$46.495	$62.794	$56.029	$69.643	$65.963

Insurance-related Assets - At end of period	$35.686	$38.119	$41.104	$43.024	$43.980	$42.528	$45.219

Total Retail/Inst - Net Flows	($7.193)	($0.606)	$2.912	$3.749	$10.314	$5.289	$9.235

Total Assets Under Management
At end of period	$89.041	$86.531	$87.599	$105.818	$100.009	$112.172	$111.182

Subadvised Assets, included in Assets Under Management above
Retail	$4.250	$3.330	$2.460	$3.750	$10.740	$4.290	$13.712
Institutional	0.030	0.030	0.020	0.030	3.740	0.030	4.221
Total Subadvised Assets	$4.280	$3.360	$2.480	$3.780	$14.480	$4.320	$17.933

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 30A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit began subadvising certain retail and institutional assets in the third quarter of 2004.

6/30/2005							PAGE 28A
Investment Management (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Assets Under Management Rollforward
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	2000	2001	2002	2003	2004	2004	2005

Retail Fixed - Bal Beg-of-Period	$7.422	$6.605	$7.118	$7.631	$8.186	$8.186	$8.257

Fund Sales	0.769	0.876	1.218	1.792	1.882	0.965	1.221
Redemptions	(1.401)	(1.051)	(1.182)	(1.442)	(1.520)	(0.880)	(0.698)
Net Money Market	(0.207)	(0.046)	(0.050)	(0.028)	(0.113)	(0.024)	(0.041)
Transfers	(0.168)	0.405	0.206	(0.168)	(0.212)	(0.053)	(0.003)
Net Flows	(1.007)	0.184	0.192	0.154	0.037	0.007	0.480
Market	0.096	0.330	0.321	0.401	0.290	(0.042)	0.088
Transfer of Assets Under Administration (1)	0.094				(0.256)		(0.001)
Balance end of period	$6.605	$7.118	$7.631	$8.186	$8.257	$8.152	$8.823

Retail Equity - Bal Beg-of-Period	$23.384	$21.525	$17.990	$14.624	$20.564	$20.564	$26.130

Fund Sales	4.117	2.817	4.182	3.780	7.105	3.600	6.194
Redemptions	(4.431)	(2.838)	(3.684)	(2.765)	(4.024)	(1.997)	(2.630)
Transfers	(0.178)	(0.538)	(0.173)	0.156	0.042	(0.005)	(0.134)
Net Flows	(0.492)	(0.560)	0.325	1.171	3.123	1.597	3.431
Market	(1.709)	(2.975)	(3.691)	4.769	3.236	0.745	0.339
Transfer of Assets Under Administration (1)	0.342				(0.793)		(0.003)
Balance at end of period	$21.525	$17.990	$14.624	$20.564	$26.130	$22.906	$29.898

Total Retail - Bal Beg-of-Period	$30.807	$28.129	$25.108	$22.255	$28.750	$28.750	$34.387

Retail Sales-Annuities	1.782	1.701	2.456	2.140	2.752	1.417	1.390
Retail Sales-Mutual Funds	2.577	1.523	1.829	2.315	3.235	1.634	2.591
Retail Sales-Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999	1.514	3.433
Total Retail Sales	4.885	3.693	5.399	5.572	8.987	4.564	7.415
Redemptions	(5.832)	(3.889)	(4.867)	(4.207)	(5.544)	(2.878)	(3.328)
Net Money Market	(0.206)	(0.046)	(0.050)	(0.028)	(0.113)	(0.024)	(0.041)
Transfers	(0.346)	(0.133)	0.033	(0.012)	(0.170)	(0.059)	(0.136)
Net Flows	(1.500)	(0.375)	0.517	1.325	3.160	1.604	3.911
Market	(1.613)	(2.646)	(3.370)	5.171	3.526	0.703	0.427
Transfer of Assets Under Administration (1)	0.435				(1.049)		(0.004)
Balance at end of period	$28.129	$25.108	$22.255	$28.750	$34.387	$31.057	$38.721

Institutional Fixed - Bal Beg-of-Period	$4.013	$3.590	$3.377	$5.147	$5.981	$5.981	$9.960

Inflows	0.455	0.388	2.177	1.540	4.356	1.431	2.500
Withdrawals/Terminations	(1.248)	(0.586)	(0.541)	(0.635)	(0.452)	(0.247)	(0.872)
Transfers	(0.005)	0.017	0.004	(0.126)	0.009	0.007	0.001
Net Flows	(0.798)	(0.181)	1.640	0.779	3.913	1.190	1.629
Market	0.375	(0.032)	0.130	0.055	0.067	(0.192)	0.179
Balance at end of period	$3.590	$3.377	$5.147	$5.981	$9.960	$6.980	$11.769

Institutional Equity - Bal Beg-of-Period	$13.909	$9.664	$8.186	$7.201	$10.318	$10.318	$11.682

Inflows	1.469	1.555	1.532	1.780	2.281	1.147	5.138
Withdrawals/Terminations	(5.784)	(2.334)	(1.333)	(1.161)	(2.428)	(1.460)	(1.473)
Transfers	(0.008)	0.035	0.045	0.034	0.118	0.061	0.030
Net Flows	(4.323)	(0.744)	0.245	0.653	(0.029)	(0.252)	3.696
Market	0.078	(0.735)	(1.229)	2.463	1.393	0.369	0.096
Balance at end of period	$9.664	$8.185	$7.201	$10.318	$11.682	$10.435	$15.474

Total Institutional - Bal Beg-of-Period	$17.923	$13.255	$11.563	$12.348	$16.299	$16.299	$21.643

Inflows	1.924	1.943	3.709	3.320	6.637	2.578	7.639
Withdrawals/Terminations	(7.032)	(2.920)	(1.874)	(1.796)	(2.880)	(1.707)	(2.345)
Transfers	(0.013)	0.052	0.050	(0.092)	0.127	0.068	0.031
Net Flows	(5.120)	(0.925)	1.885	1.433	3.884	0.938	5.325
Market	0.453	(0.767)	(1.099)	2.518	1.459	0.177	0.275
Balance at end of period	$13.255	$11.562	$12.348	$16.299	$21.643	$17.414	$27.243

Total Retail/Institutional - At end of period	$41.384	$36.670	$34.603	$45.049	$56.029	$48.472	$65.964

Insurance-related Assets - At end of period	$35.686	$38.119	$41.104	$43.024	$43.980	$42.528	$45.219

Total Retail/Inst - Net Flows	($6.620)	($1.301)	$2.402	$2.757	$7.045	$2.543	$9.236

Total Assets Under Management
At end of period	$77.070	$74.789	$75.707	$88.072	$100.009	$91.000	$111.183

Subadvised Assets, included in Assets Under Management above
Retail	$4.250	$3.330	$2.460	$3.750	$10.740	$4.290	$13.712
Institutional	0.030	0.030	0.020	0.030	3.740	$0.030	$4.221
Total Subadvised Assets	$4.280	$3.360	$2.480	$3.780	$14.480	$4.320	$17.933

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

6/30/2005												PAGE 29
Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005

Retail Fixed - Bal-Beg-of-Qtr	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501

Fund Sales	0.325	0.328	0.424	0.469	0.443	0.456	0.513	0.452	0.425	0.493	0.608	0.612
Redemptions	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)	(0.373)	(0.325)
Net Money Market	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)
Transfers	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)	0.104	(0.107)
Net Flows	0.174	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134	0.314	0.166
Market	0.174	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125	(0.068)	0.156
Transfer of Assets Under Administration(1)									(0.194)	(0.062)	(0.001)
Balance at End-of-Qtr	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823

Retail Equity - Bal-Beg-of-Qtr	$16.613	$13.705	$14.917	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620	$26.130	$26.970

Fund Sales	1.140	1.345	0.717	0.813	1.051	1.210	1.938	1.666	1.480	2.026	2.773	3.421
Redemptions	(1.137)	(0.881)	(0.803)	(0.612)	(0.706)	(0.710)	(0.992)	(1.028)	(1.081)	(0.953)	(1.325)	(1.305)
Transfers	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)	(0.183)	0.049
Net Flows	(0.126)	0.428	(0.145)	0.213	0.457	0.592	0.944	0.634	0.485	1.036	1.265	2.166
Market	(2.782)	0.784	(0.486)	2.408	0.598	2.334	0.715	0.044	(0.188)	2.685	(0.423)	0.763
Sale of Subsidiary/Transfer of Assets Under
Administration (1) (2)									(0.901)	(0.211)	(0.003)
Balance at End-of-Qtr	$13.705	$14.917	$14.286	$16.906	$17.961	$20.887	$22.546	$23.223	$22.620	$26.130	$26.970	$29.898

Total Retail - Bal-Beg-of-Qtr	$23.779	$21.219	$22.547	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680	$34.387	$35.471

Retail Sales-Annuities	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668	0.600	0.737	0.735	0.655
Retail Sales-Mutual Funds	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255
Retail Sales-Managed Acct. & Other	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123
Total Retail Sales	1.465	1.673	1.141	1.282	1.494	1.666	2.451	2.117	1.905	2.519	3.381	4.034
Redemptions	(1.414)	(1.192)	(1.130)	(0.930)	(1.141)	(1.071)	(1.409)	(1.491)	(1.422)	(1.252)	(1.697)	(1.630)
Net Money Market	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)
Transfers	0.006	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)	(0.079)	(0.058)
Net Flows	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617	0.381	1.170	1.579	2.331
Market	(2.608)	0.826	(0.369)	2.601	0.578	2.444	0.818	(0.101)	0.019	2.810	(0.491)	0.919
Sale of Subsidiary/Transfer of Assets Under
Administration (1) (2)									(1.095)	(0.273)	(0.004)
Balance at End-of-Qtr	$21.219	$22.547	$22.193	$25.096	$26.044	$29.073	$30.859	$31.375	$30.680	$34.387	$35.471	$38.720

Institutional Fixed - Bal-Beg-of-Qtr	$6.844	$7.207	$7.237	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906	$9.960	$11.002

Inflows	0.530	0.283	0.592	0.126	0.556	0.663	0.806	1.281	0.947	2.100	1.211	1.289
Withdrawals/Terminations	(0.308)	(0.438)	(0.308)	(0.188)	(0.226)	(0.503)	(0.218)	(0.135)	(0.163)	(0.077)	(0.130)	(0.742)
Transfers	0.007	(0.002)	0.002	0.003	(0.000)	(0.000)	0.005	0.002	0.001	0.001	0.000	0.001
Net Flows	0.229	(0.157)	0.286	(0.059)	0.330	0.160	0.593	1.148	0.784	2.024	1.082	0.548
Market	0.134	0.187	0.083	0.207	(0.006)	0.163	0.036	(0.271)	0.339	0.031	(0.040)	0.219
Sale of Subsidiary (2)									(3.124)
Balance at End-of-Qtr	$7.207	$7.237	$7.605	$7.753	$8.077	$8.399	$9.028	$9.906	$7.906	$9.960	$11.002	$11.769

Institutional Equity - Bal-Beg-of-Qtr	$18.120	$14.937	$16.711	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490	$11.682	$11.549

Inflows	0.631	1.040	0.494	0.727	1.386	1.315	1.817	2.049	1.638	0.650	0.576	4.563
Withdrawals/Terminations	(0.523)	(0.322)	(0.459)	(0.381)	(0.921)	(0.419)	(0.762)	(1.161)	(1.053)	(0.607)	(0.473)	(1.000)
Transfers	0.011	0.010	0.008	0.002	0.003	0.005	0.012	0.006	0.010	0.029	0.033	(0.003)
Net Flows	0.119	0.728	0.044	0.348	0.469	0.901	1.068	0.895	0.595	0.072	0.135	3.560
Market	(3.302)	1.046	(0.835)	3.339	0.932	3.413	0.798	0.280	0.196	1.120	(0.269)	0.365
Sale of Subsidiary (2)									(18.664)
Balance at End-of-Qtr	$14.937	$16.711	$15.920	$19.607	$21.008	$25.322	$27.188	$28.362	$10.490	$11.682	$11.549	$15.474

Total Institutional - Bal-Beg-of-Qtr	$24.963	$22.143	$23.948	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396	$21.643	$22.551

Inflows	1.162	1.323	1.086	0.853	1.943	1.978	2.623	3.331	2.584	2.750	1.787	5.852
Withdrawals/Terminations	(0.831)	(0.760)	(0.767)	(0.568)	(1.147)	(0.922)	(0.980)	(1.296)	(1.216)	(0.684)	(0.603)	(1.742)
Transfers	0.017	0.008	0.010	0.005	0.003	0.005	0.017	0.008	0.011	0.030	0.033	(0.002)
Net Flows	0.348	0.572	0.330	0.289	0.799	1.061	1.661	2.043	1.379	2.095	1.217	4.108
Market	(3.168)	1.233	(0.752)	3.546	0.926	3.576	0.834	0.009	0.535	1.151	(0.308)	0.584
Sale of Subsidiary (2)									(21.787)
Balance at End-of-Qtr	$22.143	$23.948	$23.526	$27.360	$29.085	$33.722	$36.216	$38.268	$18.396	$21.643	$22.551	$27.243

Total Retail/Inst - At End-of-Qtr	$43.362	$46.495	$45.718	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076	$56.029	$58.022	$65.963

Insurance-related Assets-End-of-Qtr	$40.416	$41.104	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980	$44.210	$45.219

Total Retail/Inst - Net Flows	$0.396	$1.074	$0.344	$0.591	$1.169	$1.645	$2.629	$2.660	$1.760	$3.265	$2.796	$6.439

Total Assets Under Management
At End-of-Qtr	$83.778	$87.599	$87.848	$96.313	$98.113	$105.818	$111.081	$112.172	$93.123	$100.009	$102.231	$111.182

Subadvised Assets, included in Assets Under Management above
Retail	$2.280	$2.460	$2.550	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740	$12.178	$13.712
Institutional	0.020	0.020	0.020	0.030	0.020	0.030	0.030	0.030	3.070	3.740	3.921	4.221
Total Subadvised Assets	$2.300	$2.480	$2.570	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480	$16.100	$17.933

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively. Assets under administration were $0.0 billion at March 31, 2005.

(2) In the third quarter of 2004, the Investment Management segment sold its London-based international investment unit. Assets under management transferred as a result of the sale were $22.1 billion. See page 31A for assets under management without the London-based international investment unit. In addition, the London-based international investment unit began subadvising certain retail and institutional assets in the third quarter of 2004.

6/30/2005											PAGE 29A
Investment Management (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005

Retail Fixed - Bal-Beg-of-Qtr	$7.167	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501

Fund Sales	0.325	0.328	0.424	0.469	0.443	0.456	0.513	0.452	0.425	0.493	0.608	0.612
Redemptions	(0.277)	(0.311)	(0.327)	(0.318)	(0.435)	(0.361)	(0.418)	(0.462)	(0.341)	(0.299)	(0.373)	(0.325)
Net Money Market	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)
Transfers	0.134	0.092	0.062	(0.055)	(0.086)	(0.088)	(0.035)	(0.019)	(0.119)	(0.040)	0.104	(0.107)
Net Flows	0.174	0.074	0.159	0.090	(0.087)	(0.008)	0.024	(0.017)	(0.104)	0.134	0.314	0.166
Market	0.174	0.043	0.117	0.193	(0.020)	0.111	0.103	(0.144)	0.207	0.125	(0.068)	0.156
Transfer of Assets Under Administration (1)									(0.194)	(0.062)	(0.001)
Balance at End-of-Qtr	$7.514	$7.631	$7.907	$8.190	$8.083	$8.186	$8.313	$8.152	$8.060	$8.257	$8.501	$8.823

Retail Equity - Bal-Beg-of-Qtr	$16.613	$13.705	$14.624	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620	$26.130	$26.970

Fund Sales	1.140	1.050	0.712	0.812	1.048	1.208	1.936	1.664	1.478	2.026	2.773	3.421
Redemptions	(1.137)	(0.875)	(0.765)	(0.608)	(0.698)	(0.694)	(0.979)	(1.019)	(1.074)	(0.953)	(1.325)	(1.305)
Transfers	(0.128)	(0.036)	(0.059)	0.011	0.112	0.092	(0.002)	(0.004)	0.085	(0.037)	(0.183)	0.049
Net Flows	(0.126)	0.139	(0.111)	0.214	0.462	0.606	0.956	0.641	0.490	1.036	1.265	2.166
Market	(2.782)	0.780	(0.465)	2.359	0.589	2.285	0.706	0.039	(0.194)	2.685	(0.423)	0.763
Transfer of Assets Under Administration (1)									(0.582)	(0.211)	(0.003)
Balance at End-of-Qtr	$13.705	$14.624	$14.048	$16.622	$17.673	$20.564	$22.225	$22.906	$22.620	$26.130	$26.970	$29.898

Total Retail - Bal-Beg-of-Qtr	$23.779	$21.219	$22.255	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680	$34.387	$35.471

Retail Sales-Annuities	0.756	0.510	0.484	0.526	0.570	0.560	0.751	0.666	0.598	0.737	0.735	0.655
Retail Sales-Mutual Funds	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255
Retail Sales-Managed Acct. & Other	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123
Total Retail Sales	1.465	1.378	1.136	1.280	1.491	1.664	2.449	2.115	1.903	2.519	3.381	4.034
Redemptions	(1.414)	(1.186)	(1.092)	(0.926)	(1.133)	(1.055)	(1.396)	(1.481)	(1.415)	(1.252)	(1.697)	(1.630)
Net Money Market	(0.009)	(0.035)	0.001	(0.006)	(0.008)	(0.014)	(0.036)	0.012	(0.069)	(0.020)	(0.026)	(0.015)
Transfers	0.006	0.056	0.003	(0.044)	0.025	0.004	(0.037)	(0.022)	(0.034)	(0.077)	(0.079)	(0.058)
Net Flows	0.048	0.213	0.048	0.304	0.375	0.598	0.980	0.624	0.386	1.170	1.579	2.331
Market	(2.608)	0.823	(0.347)	2.552	0.569	2.396	0.808	(0.105)	0.013	2.810	(0.491)	0.919
Transfer of Assets Under Administration (1)									(0.776)	(0.273)	(0.004)
Balance at End-of-Qtr	$21.219	$22.255	$21.955	$24.812	$25.756	$28.750	$30.538	$31.057	$30.680	$34.387	$35.471	$38.720

Institutional Fixed - Bal-Beg-of-Qtr	$4.653	$5.010	$5.147	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906	$9.960	$11.002

Inflows	0.493	0.251	0.553	0.120	0.516	0.351	0.655	0.776	0.825	2.100	1.211	1.289
Withdrawals/Terminations	(0.196)	(0.162)	(0.158)	(0.152)	(0.089)	(0.236)	(0.138)	(0.109)	(0.127)	(0.077)	(0.130)	(0.742)
Transfers	0.007	(0.002)	0.002	(0.099)	(0.056)	0.028	0.005	0.002	0.001	0.001	0.000	0.001
Net Flows	0.304	0.087	0.397	(0.132)	0.371	0.143	0.521	0.669	0.699	2.024	1.082	0.548
Market	0.054	0.050	(0.013)	0.083	(0.019)	0.004	(0.001)	(0.191)	0.227	0.031	(0.040)	0.219
Balance at End-of-Qtr	$5.010	$5.147	$5.530	$5.481	$5.834	$5.981	$6.501	$6.980	$7.906	$9.960	$11.002	$11.769

Institutional Equity - Bal-Beg-of-Qtr	$7.419	$6.116	$7.201	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490	$11.682	$11.549

Inflows	0.373	0.743	0.339	0.347	0.571	0.524	0.552	0.596	0.484	0.650	0.576	4.563
Withdrawals/Terminations	(0.351)	(0.167)	(0.182)	(0.232)	(0.516)	(0.231)	(0.501)	(0.959)	(0.361)	(0.607)	(0.473)	(1.000)
Transfers	0.011	0.010	0.008	0.002	0.003	0.021	(0.012)	0.073	0.029	0.029	0.033	(0.003)
Net Flows	0.033	0.586	0.165	0.116	0.059	0.314	0.038	(0.290)	0.152	0.072	0.135	3.560
Market	(1.336)	0.499	(0.326)	1.305	0.305	1.178	0.357	0.012	(0.096)	1.120	(0.269)	0.365
Balance at End-of-Qtr	$6.116	$7.201	$7.041	$8.462	$8.826	$10.318	$10.713	$10.435	$10.490	$11.682	$11.549	$15.474

Total Institutional - Bal-Beg-of-Qtr	$12.072	$11.126	$12.348	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396	$21.643	$22.551

Inflows	0.866	0.994	0.892	0.466	1.088	0.874	1.206	1.372	1.309	2.750	1.787	5.852
Withdrawals/Terminations	(0.547)	(0.328)	(0.340)	(0.385)	(0.604)	(0.466)	(0.640)	(1.068)	(0.488)	(0.684)	(0.603)	(1.742)
Transfers	0.017	0.008	0.010	(0.098)	(0.053)	0.049	(0.007)	0.075	0.030	0.030	0.033	(0.002)
Net Flows	0.337	0.673	0.562	(0.016)	0.430	0.457	0.560	0.379	0.851	2.095	1.217	4.108
Market	(1.282)	0.548	(0.339)	1.388	0.287	1.182	0.356	(0.179)	0.131	1.151	(0.308)	0.584
Balance at End-of-Qtr	$11.126	$12.348	$12.571	$13.943	$14.660	$16.299	$17.215	$17.414	$18.396	$21.643	$22.551	$27.243

Total Retail/Inst - At End-of-Qtr	$32.345	$34.602	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029	$58.022	$65.963

Insurance-related Assets-End-of-Qtr	$40.416	$41.104	$42.130	$43.857	$42.984	$43.024	$44.006	$42.528	$44.047	$43.980	$44.210	$45.219

Total Retail/Inst - Net Flows	$0.385	$0.886	$0.610	$0.288	$0.805	$1.055	$1.540	$1.003	$1.236	$3.265	$2.796	$6.439

Total Assets Under Management
At End-of-Qtr	$72.761	$75.706	$76.656	$82.612	$83.400	$88.072	$91.759	$91.000	$93.123	$100.009	$102.231	$111.182

Subadvised Assets, included in Assets Under Management above
Retail	$2.280	$2.460	$2.550	$2.970	$3.240	$3.750	$4.000	$4.290	$8.830	$10.740	$12.178	$13.712
Institutional	0.020	0.020	0.020	0.030	0.020	0.030	0.030	0.030	3.070	3.740	3.921	4.221
Total Subadvised Assets	$2.300	$2.480	$2.570	$3.000	$3.260	$3.780	$4.030	$4.320	$11.900	$14.480	$16.100	$17.933

(1) Retail assets under management include assets under administration related to the mutual fund-based 401(k) business. In the third quarter of 2004, this business was outsourced to Bisys. As a result, the third and fourth quarter of 2004 had net outflows of assets under administration of approximately $0.776 billion and $0.273 billion, respectively.

(2) This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

6/30/2005							PAGE 30
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]
						YTD	YTD
						Jun	Jun
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005

Operating Revenue
Premiums	$148.4	$46.1	$50.6	$62.2	$70.3	$37.7	$31.0
Mortality assessments	31.4	33.9	32.4	35.7	39.5	20.0	18.4
Expense assessments	178.1	134.8	105.3	93.9	103.9	48.6	54.5
Other revenue and fees	2.6	(1.4)	24.9	18.6	52.8	14.1	9.3
Net investment income	70.3	64.8	62.1	64.1	75.7	36.7	39.9
Total Operating Revenue	430.6	278.2	275.4	274.5	342.2	157.1	153.1

Operating Expenses
Benefits paid or provided	178.5	83.4	84.2	98.6	100.4	57.8	53.0
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	37.7	10.8	6.1	3.8	2.9	1.2	1.3
Operating and administrative expenses	142.5	82.5	77.0	78.3	81.0	45.3	49.2
Subtotal	180.1	93.2	83.1	82.1	83.9	46.5	50.5
DAC deferral net of amortization	(7.2)	31.7	46.5	39.1	72.8	23.7	15.5
PVIF amortization	4.7	22.5	30.8	(10.7)	18.1	3.1	2.7
Total underwriting, acquisition,
insurance and other expenses	177.6	147.4	160.5	110.4	174.8	73.3	68.7
Goodwill amortization	4.0	0.6
Total Operating Expenses	360.2	231.5	244.7	209.0	275.2	131.1	121.7

Operating income before federal taxes	70.4	46.8	30.7	65.5	67.0	26.0	31.3

Federal income taxes	11.2	(11.3)	(3.9)	21.9	23.4	9.1	11.0

Income from Operations	$59.2	$58.1	$34.6	$43.6	$43.5	$16.9	$20.4

Effective tax rate	15.9%	(24.2%)	(12.8%)	33.4%	35.0%	35.0%	35.0%

Average capital	$494.0	$593.8	$549.9	$478.9	$435.4	$434.6	$443.3
Return on average capital	12.0%	9.8%	6.3%	9.1%	10.0%	7.8%	9.2%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of year			$587.3	$597.6	$620.5	$620.5	$590.6
Deferral			3.4	3.5	6.3	3.2	(1.4)
Amortization			(50.0)	(42.5)	(79.1)	(26.9)	(14.1)
Included in Total Benefits and Expenses			(46.5)	(39.1)	(72.8)	(23.7)	(15.5)
Foreign currency translation adjustment			56.8	62.0	42.9	11.6	(38.3)
Balance at end of year			$597.6	$620.5	$590.6	$608.3	$536.8

Roll Forward of Present Value of In-Force

Balance at beginning of year			$244.0	$237.3	$274.7	$274.7	$276.2
Amortization			(30.8)	10.7	(18.1)	(3.1)	(2.7)
Foreign currency translation adjustment			24.1	26.7	19.6	5.2	(18.1)
Balance at end of year			$237.3	$274.7	$276.2	$276.7	$255.4

Roll Forward of Deferred Front-End Load*

Balance at beginning of year		$417.6	$410.0	$428.2	$457.9	$457.9	$437.5
Deferral		33.4	16.7	10.4	6.6	3.8	2.6
Amortization		(30.4)	(38.7)	(26.4)	(58.7)	(17.7)	(11.8)
Included in Income from Operations		3.0	(22.0)	(16.0)	(52.1)	(13.9)	(9.2)
Foreign currency translation adjustment		(10.6)	40.2	45.8	31.7	8.5	(28.5)
Balance at end of year		$410.0	$428.2	$457.9	$437.5	$452.5	$399.8

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

6/30/2005									PAGE 31
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

For the Quarter Ended	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2003	2003	2003	2004	2004	2004	2004	2005	2005
Operating Revenue
Premiums	$13.8	$16.5	$19.3	$18.1	$19.6	$17.7	$14.9	$14.6	$16.4
Mortality assessments	9.2	8.7	8.7	9.6	10.4	9.7	9.8	9.0	9.4
Expense assessments	24.5	23.2	24.6	24.2	24.4	27.0	28.3	26.6	27.9
Other revenue and fees	(3.9)	2.6	9.6	5.8	8.3	22.8	16.0	4.1	5.2
Net investment income	16.7	16.0	16.2	18.5	18.3	18.7	20.2	20.3	19.6
Total Operating Revenue	60.2	67.0	78.4	76.1	81.0	95.8	89.3	74.6	78.4

Operating Expenses
Benefits paid or provided	24.3	22.7	33.3	29.0	28.8	21.4	21.3	25.1	27.9
Underwriting, acquisition,
insurance and other expenses:
Commissions and other volume-related expenses	0.8	1.0	0.8	0.6	0.6	0.7	1.0	0.6	0.7
Operating and administrative expenses	20.5	19.6	20.0	23.0	22.3	21.6	14.1	25.4	23.8
Subtotal	21.3	20.6	20.8	23.5	22.9	22.4	15.1	25.9	24.5
DAC deferral net of amortization	1.2	7.1	13.1	11.0	12.6	27.2	21.9	7.1	8.4
PVIF amortization	(5.7)	(0.7)	(7.3)	3.0	0.1	9.4	5.6	1.0	1.7
Total underwriting, acquisition,
insurance and other expenses	16.8	27.0	26.6	37.6	35.7	59.0	42.5	34.0	34.7
Total Operating Expenses	41.1	49.6	59.9	66.6	64.5	80.3	63.8	59.2	62.6

Operating income before federal income taxes	19.1	17.4	18.5	9.5	16.5	15.5	25.5	15.5	15.9

Federal income taxes	6.6	6.1	5.4	3.3	5.8	5.4	8.9	5.4	5.6

Income from Operations	$12.4	$11.3	$13.0	$6.2	$10.7	$10.1	$16.6	$10.0	$10.3

Effective tax rate on
Income from Operations	34.7%	35.0%	29.5%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%

Average capital	$487.9	$452.2	$443.1	$447.9	$421.2	$432.5	$439.9	$440.2	$446.4
Return on average capital	10.2%	10.0%	11.8%	5.5%	10.2%	9.3%	15.1%	9.1%	9.2%

Roll Forward of Deferred Acquisition Costs

Balance at beginning of year	$569.1	$595.1	$590.9	$620.7	$629.6	$608.6	$578.9	$590.9	$576.9
Deferral	0.8	0.2	1.6	1.5	1.8	1.4	1.6	(0.7)	(0.7)
Amortization	(2.0)	(7.3)	(14.7)	(12.5)	(14.4)	(28.6)	(23.5)	(6.4)	(7.7)
Included in Total Benefits and Expenses	(1.2)	(7.1)	(13.1)	(11.0)	(12.6)	(27.2)	(21.9)	(7.1)	(8.4)
Foreign currency translation adjustment	27.2	2.8	42.8	19.9	(8.4)	(2.5)	33.8	(7.0)	(31.4)
Balance at end of year	$595.1	$590.9	$620.7	$629.6	$608.6	$578.9	$590.9	$576.9	$537.0

Roll Forward of Present Value of In-Force

Balance at beginning of year	$230.1	$247.0	$249.0	$274.7	$280.5	$276.7	$266.2	$276.1	$271.9
Amortization	5.7	0.7	7.3	(3.0)	(0.1)	(9.4)	(5.6)	(1.0)	(1.7)
Foreign currency translation adjustment	11.2	1.3	18.4	8.9	(3.7)	(1.1)	15.6	(3.3)	(14.8)
Balance at end of year	$247.0	$249.0	$274.7	$280.5	$276.7	$266.2	$276.1	$271.9	$255.3

Roll Forward of Deferred Front-End Load

Balance at beginning of year	$411.1	$434.8	$434.8	$457.9	$466.9	$452.5	$428.0	$437.5	$428.3
Deferral	2.7	2.3	2.2	2.1	1.7	1.4	1.3	1.5	1.1
Amortization	1.3	(4.5)	(10.6)	(7.8)	(9.9)	(24.1)	(16.8)	(5.5)	(6.2)
Included in Income from Operations	4.0	(2.1)	(8.5)	(5.7)	(8.2)	(22.7)	(15.5)	(4.0)	(5.1)
Foreign currency translation adjustment	19.7	2.2	31.5	14.7	(6.2)	(1.8)	25.0	(5.2)	(23.3)
Balance at end of year	$434.8	$434.8	$457.9	$466.9	$452.5	$428.0	$437.5	$428.3	$399.8

* Included in Insurance and Investment Contract Liabilities on the Balance Sheet

6/30/2005											PAGE 32
Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

											YTD	YTD
											Jun	Jun
For the Year Ended December 31						2000	2001	2002	2003	2004	2004	2005

Unit Linked Assets - Beg-of-Year						$7.220	$6.441	$5.607	$5.079	$6.390	$6.390	$7.186

Deposits						0.554	0.481	0.453	0.392	0.378	0.168	0.145
Withdrawals (incl. chgs) & Deaths						(0.644)	(0.529)	(0.519)	(0.614)	(0.712)	(0.349)	(0.357)
Net Flows						(0.090)	(0.048)	(0.066)	(0.222)	(0.335)	(0.182)	(0.213)
Inv Inc & Chg in Mkt Val						(0.154)	(0.617)	(1.004)	0.918	0.648	0.147	0.405
Foreign Currency Adjustment						(0.536)	(0.169)	0.542	0.616	0.482	0.120	(0.475)
Unit Linked Assets - end of year						$6.441	$5.607	$5.079	$6.390	$7.186	$6.476	$6.903

Individual Life In-force						$24.290	$20.878	$18.896	$20.393	$20.378	$19.846	$18.479

Exchange Rate - Dollars to Pounds
For-the-Period						1.518	1.441	1.503	1.638	1.834	1.825	1.880
end of period						1.493	1.456	1.610	1.786	1.919	1.819	1.792

For the Quarter Ended	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005

Unit Linked Assets
Balance-Beg-of-Quarter	$5.520	$4.825	$5.079	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476	$6.468	$7.186	$7.173

Deposits	0.119	0.104	0.094	0.090	0.113	0.095	0.083	0.085	0.102	0.108	0.075	0.070
Withdrawals (incl. chgs) & Deaths	(0.126)	(0.129)	(0.153)	(0.137)	(0.152)	(0.172)	(0.172)	(0.177)	(0.175)	(0.188)	(0.175)	(0.183)
Net Flows	(0.006)	(0.025)	(0.059)	(0.047)	(0.039)	(0.077)	(0.090)	(0.092)	(0.074)	(0.080)	(0.100)	(0.113)
Inv Inc & Chg in Mkt Val	(0.812)	0.146	(0.184)	0.549	0.205	0.348	0.020	0.127	0.091	0.411	0.171	0.233
Foreign Currency Adjustment	0.123	0.133	(0.087)	0.218	0.059	0.427	0.207	(0.087)	(0.025)	0.387	(0.085)	(0.390)
Unit Linked Assets - End-of-Quarter	$4.825	$5.079	$4.748	$5.468	$5.692	$6.390	$6.528	$6.476	$6.468	$7.186	$7.173	$6.903

Individual Life In-force	$19.815	$18.896	$18.512	$19.138	$19.258	$20.393	$20.522	$19.846	$19.380	$20.378	$19.820	$18.479

Exchange Rate - Dollars to Pounds
For-the-Quarter	1.555	1.570	1.605	1.618	1.615	1.714	1.836	1.814	1.813	1.875	1.904	1.855
End-of-Quarter	1.569	1.610	1.580	1.656	1.664	1.786	1.844	1.819	1.812	1.919	1.896	1.792

6/30/2005									PAGE 33
Other Operations
Unaudited [Millions of Dollars]

								YTD	YTD
								Jun	Jun
For the Year Ended December 31			2000	2001	2002	2003	2004	2004	2005

Operating Revenue by Source:
Lincoln Financial Advisors			$377.5	$360.7	$318.0	$316.9	$383.6	$188.0	$253.3
Lincoln Financial Distributors			119.9	113.4	127.3	140.9	245.2	115.9	132.4
Total Distribution			497.4	474.0	445.4	457.8	628.8	304.0	385.7
Reinsurance			1,770.6	1,699.4
Amortization of deferred gain on indemnity reinsurance*				20.4	75.2	72.3	87.0	35.8	37.9
Other [Including
Consolidating Adjustments]			(316.0)	(377.9)	(165.6)	(245.8)	(380.7)	(178.1)	(254.5)
Total Operating Revenue			$1,951.9	$1,815.9	$355.0	$284.2	$335.1	$161.6	$169.0

Income (Loss) from Operations by Source:
Lincoln Financial Advisors			($15.4)	($20.1)	($31.4)	($33.2)	($17.8)	($14.0)	($12.0)
Lincoln Financial Distributors			(19.6)	(33.2)	(35.2)	(33.4)	(23.7)	(11.1)	(11.4)
Total Distribution			(35.0)	(53.3)	(66.6)	(66.6)	(41.5)	(25.1)	(23.4)
Reinsurance			122.5	128.8
Amortization of deferred gain on indemnity reinsurance*				12.9	48.9	47.0	56.5	23.3	24.6
LNC Financing			(84.9)	(77.9)	(43.0)	(56.7)	(61.0)	(30.3)	(29.1)
Other Corporate			(18.6)	(9.5)	3.5	(5.4)	(11.3)	(8.8)	25.8
Income (Loss) from Operations			($16.0)	$1.0	($57.2)	($81.8)	($57.2)	($41.0)	($2.1)

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter Ended	2003	2003	2003	2004	2004	2004	2004	2005	2005

Operating Revenue by Source:
Lincoln Financial Advisors	$75.3	$76.7	$95.5	$92.0	$96.0	$91.7	$103.9	$128.1	$125.2
Lincoln Financial Distributors	29.4	32.2	43.9	57.5	58.4	59.9	69.4	63.5	68.9
Total Distribution	104.6	108.9	139.5	149.6	154.4	151.6	173.2	191.6	194.1
Amortization of deferred gain on
indemnity reinsurance*	18.2	18.3	17.4	17.9	17.9	32.1	19.1	18.9	18.9
Other [Including
Consolidating Adjustments]	(46.6)	(56.2)	(93.1)	(111.3)	(66.8)	(91.2)	(111.3)	(136.7)	(117.8)
Total Operating Revenue	$76.3	$70.9	$63.7	$56.1	$105.5	$92.4	$81.1	$73.8	$95.2

Income from Operations by Source:
Lincoln Financial Advisors	($7.4)	($7.4)	($8.0)	($8.7)	($5.3)	($3.5)	($0.3)	($7.6)	($4.4)
Lincoln Financial Distributors	(10.7)	(7.5)	(7.1)	(4.6)	(6.4)	(6.3)	(6.3)	(6.0)	(5.4)
Total Distribution	(18.1)	(15.0)	(15.1)	(13.3)	(11.8)	(9.8)	(6.6)	(13.6)	(9.8)
Amortization of deferred gain on
indemnity reinsurance*	11.9	11.9	11.3	11.6	11.7	20.8	12.4	12.3	12.3
LNC Financing	(14.4)	(13.3)	(13.7)	(14.6)	(15.7)	(16.0)	(14.6)	(14.6)	(14.5)
Other Corporate	(0.8)	(1.5)	(3.4)	(4.0)	(4.8)	(5.0)	2.5	4.7	21.1
Income(Loss) from Operations	($21.5)	($18.0)	($20.8)	($20.3)	($20.7)	($9.9)	($6.3)	($11.3)	$9.2

* Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.

3/31/2005									PAGE 34
Restructuring Charges (After-tax)
Unaudited [Millions of Dollars]

								YTD	YTD
								Jun	Jun
For the Year Ended December 31			2000	2001	2002	2003	2004	2004	2005

Lincoln Retirement			$0.0	($1.3)	($1.0)	($13.1)	($3.5)	($2.3)	($10.4)
Life Insurance			-	(3.5)	-	(12.7)	(3.1)	(2.1)	(3.0)
Investment Management			(4.6)	(0.4)	0.3	(4.6)	(0.8)	(1.0)	0.2
Lincoln UK			(76.5)	-	1.7	-	-	-	-
Corporate & Other			1.0	(19.5)	1.1	(4.7)	(6.4)	(5.5)	(3.0)
Total			($80.2)	($24.7)	$2.0	($35.0)	($13.9)	($10.9)	($16.3)

For the quarter ended	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2003	2003	2003	2004	2004	2004	2004	2005	2005
Lincoln Retirement	($4.0)	($5.5)	($3.6)	($1.2)	($1.2)	($1.7)	$0.5	($0.4)	($10.0)
Life Insurance	(4.7)	(1.6)	(2.7)	(1.8)	(0.4)	(0.6)	(0.4)	(0.6)	(2.4)
Investment Management	-	(3.5)	(1.1)	(1.0)	(0.0)	(0.0)	0.2	-	0.2
Lincoln UK	-	-	-	-	-	-	-	-	-
Corporate & Other	-	(2.4)	(2.4)	(3.6)	(1.9)	(0.7)	(0.3)	(0.2)	(2.8)
Total	($8.8)	($12.9)	($9.8)	($7.5)	($3.5)	($2.9)	($0.0)	($1.3)	($15.0)

6/30/2005							PAGE 35
Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	2000	2001	2002	2003	2004	2004	2005
Deposits - For the Year

Lincoln Retirement - Fixed Annuities	$2.074	$3.342	$3.672	$3.125	$3.110	$1.596	$1.533
Lincoln Retirement - Variable Products(1)	3.165	3.067	2.743	3.119	5.910	2.831	3.635
Lincoln Retirement - Life Insurance	0.014	0.012
Life Insurance Segment - Life Insurance	1.884	1.934	2.138	2.259	2.243	1.009	1.039
Inv Mgmt - Annuities	1.782	1.701	2.751	2.151	2.757	1.420	1.390
Inv Mgmt - Mutual Funds	2.577	1.523	1.829	2.315	3.235	1.634	2.591
Inv Mgmt - Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999	1.514	3.433
Consolidating Adjustments	(0.765)	(0.608)	(1.576)	(0.864)	(0.975)	(0.450)	(0.513)
Total Gross Retail Deposits	11.256	11.439	12.671	13.222	19.280	9.553	13.108

Investment Management Segment- Instit.	3.501	3.826	5.194	5.859	11.289	5.954	7.639
Consolidating Adjustments	(0.152)	(0.207)	(0.232)	(0.150)	(0.089)	(0.054)	(0.049)
Total Gross Deposits	$14.605	$15.058	$17.634	$18.931	$30.479	$15.453	$20.698

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	$15.394	$16.491	$18.085	$18.868	$19.268
Lincoln Retirement - Variable Products(1)	39.427	34.638	27.438	35.786	43.223
Lincoln Retirement - Life Insurance	0.160	0.149
Life Insurance Segment - Life Insurance	10.847	11.377	12.086	13.420	14.382
Inv Mgmt - Annuities	13.527	11.835	9.981	12.691	14.494
Inv Mgmt - Mutual Funds	13.260	11.554	10.296	12.614	13.251
Inv Mgmt - Managed Acct. & Other	1.342	1.719	2.270	3.768	6.642
Consolidating Adjustments	(7.757)	(6.676)	(5.123)	(6.553)	(7.476)
Total Retail Account Balances	86.200	81.088	75.033	90.593	103.784

Investment Management Segment- Instit.	25.225	23.305	23.948	33.722	21.643
Consolidating Adjustments	(1.434)	(1.211)	(0.924)	(1.183)	(1.248)
Total Account Balances	$109.991	$103.181	$98.057	$123.132	$124.179

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$1.091	$0.822	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783	$0.732	$0.740	$0.793
Lincoln Retirement - Variable Products(1)	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655	1.899	1.736
Life Insurance Segment - Life Insurance	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512	0.527
Inv Mgmt - Annuities	0.756	0.806	0.488	0.528	0.573	0.562	0.753	0.668	0.600	0.737	0.735	0.655
Inv Mgmt - Mutual Funds	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255
Inv Mgmt - Managed Acct. & Other	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123
Consolidating Adjustments	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)	(0.302)	(0.282)	(0.230)
Total Gross Retail Deposits	3.206	3.151	2.880	2.960	3.370	4.012	4.905	4.648	4.436	5.290	6.249	6.859

Investment Management Segment- Instit.	1.162	1.323	1.086	0.853	1.943	1.978	2.623	3.331	2.584	2.750	1.787	5.852
Consolidating Adjustments	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.033)	(0.002)	(0.015)	(0.034)
Total Gross Deposits	$4.328	$4.398	$3.913	$3.788	$5.288	$5.943	$7.509	$7.945	$6.988	$8.038	$8.021	$12.677

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141
Lincoln Retirement - Variable Products(1)	25.942	27.438	26.474	30.457	31.709	35.786	37.619	38.398	38.698	43.223	43.673	45.751
Life Insurance Segment - Life Insurance	11.726	12.086	12.233	12.663	12.958	13.420	13.606	13.770	13.912	14.382	14.466	14.691
Inv Mgmt - Annuities	9.327	9.981	9.660	11.002	11.392	12.691	13.294	13.355	13.074	14.494	14.356	14.844
Inv Mgmt - Mutual Funds	10.072	10.296	10.241	11.356	11.615	12.614	13.199	12.971	12.234	13.251	13.478	14.385
Inv Mgmt - Managed Acct. & Other	1.820	2.270	2.292	2.737	3.037	3.768	4.366	5.051	5.374	6.642	7.638	9.492
Consolidating Adjustments	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)	(7.476)	(7.758)	(8.025)
Total Retail Account Balances	71.597	75.033	74.546	81.283	83.787	90.593	94.133	95.860	95.393	103.784	104.936	110.278

Investment Management Segment- Instit.	22.143	23.948	23.526	27.360	29.085	33.722	36.216	38.268	18.396	21.643	22.551	27.243
Consolidating Adjustments	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)	(1.248)	(1.166)	(1.198)
Total Account Balances	$92.874	$98.057	$97.140	$107.595	$111.828	$123.132	$129.173	$132.961	$112.649	$124.179	$126.321	$136.323

Total Domestic Net Flows
Unaudited [Billions of Dollars]
						YTD	YTD
						Jun	Jun
For the Year	2000	2001	2002	2003	2004	2004	2005

Lincoln Retirement(1)	($2.874)	$0.105	$0.453	$1.007	$2.922	$1.412	$1.633
Life Insurance Segment	1.158	1.163	1.320	1.377	1.247	0.539	0.569
Investment Management Segment- Retail	(1.500)	(0.375)	0.806	1.271	3.136	1.585	3.910
Consolidating Adjustments	1.022	0.035	(0.082)	0.064	0.030	(0.036)	(0.015)
Total Retail Net Flows	(2.194)	0.927	2.496	3.719	7.335	3.501	6.097

Investment Management Segment- Institutional	(5.693)	(0.231)	2.106	2.478	7.178	3.703	5.325
Consolidating Adjustments	0.035	(0.015)	0.005	(0.002)	0.031	0.037	0.048
Total Net Flows	($7.853)	$0.681	$4.608	$6.195	$14.545	$7.241	$11.470

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005

Lincoln Retirement(1)	$0.068	$0.074	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716	$0.794	$0.776	$0.857
Life Insurance Segment	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260	0.309
Investment Management Segment- Retail	0.048	0.502	0.014	0.302	0.370	0.584	0.969	0.617	0.381	1.170	1.579	2.331
Consolidating Adjustments	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)	0.154	(0.021)	0.006
Total Retail Net Flows	0.545	0.791	0.568	0.723	0.965	1.464	1.832	1.669	1.308	2.527	2.593	3.504

Investment Management Segment- Instit.	0.348	0.572	0.330	0.289	0.799	1.061	1.661	2.043	1.379	2.095	1.217	4.108
Consolidating Adjustments	0.008	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)	0.000	0.040	0.008
Total Net Flows	$0.901	$1.364	$0.868	$1.021	$1.799	$2.508	$3.530	$3.710	$2.682	$4.622	$3.851	$7.619

(1) Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

(2) Amounts for the Investment Management segment exclude amounts reported as Assets Under Management - Insurance-related Assets.

6/30/2005							PAGE 35A
Consolidated Domestic Deposits/Account Balances (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Unaudited [Billions of Dollars]

						YTD	YTD
						Jun	Jun
	2000	2001	2002	2003	2004	2004	2005
Deposits - For the Year

Lincoln Retirement - Fixed Annuities	$2.074	$3.342	$3.672	$3.125	$3.110	$1.596	$1.533
Lincoln Retirement - Variable Products(1)	3.165	3.067	2.743	3.119	5.910	2.831	3.635
Lincoln Retirement - Life Insurance	0.014	0.012
Life Insurance Segment - Life Insurance	1.884	1.934	2.138	2.259	2.243	1.009	1.039
Inv Mgmt - Annuities	1.782	1.701	2.456	2.140	2.752	1.417	1.390
Inv Mgmt - Mutual Funds	2.577	1.523	1.829	2.315	3.235	1.634	2.591
Inv Mgmt - Managed Acct. & Other	0.525	0.469	1.115	1.116	2.999	1.514	3.433
Consolidating Adjustments	(0.765)	(0.608)	(1.576)	(0.864)	(0.975)	(0.450)	(0.513)
Total Gross Retail Deposits	11.256	11.439	12.376	13.210	19.274	9.550	13.108

Investment Management Segment- Instit.	1.924	1.943	3.709	3.320	6.637	2.578	7.639
Consolidating Adjustments	(0.152)	(0.207)	(0.232)	(0.150)	(0.089)	(0.054)	(0.049)
Total Gross Deposits	$13.029	$13.175	$15.854	$16.380	$25.822	$12.073	$20.698

Account Balances - End of Year
Lincoln Retirement - Fixed Annuities	$15.394	$16.491	$18.085	$18.868	$19.268
Lincoln Retirement - Variable Products(1)	39.427	34.638	27.438	35.786	43.223
Lincoln Retirement - Life Insurance	0.160	0.149
Life Insurance Segment - Life Insurance	10.847	11.377	12.086	13.420	14.382
Inv Mgmt - Annuities	13.527	11.835	9.688	12.368	14.494
Inv Mgmt - Mutual Funds	13.260	11.554	10.296	12.614	13.251
Inv Mgmt - Managed Acct. & Other	1.342	1.719	2.270	3.768	6.642
Consolidating Adjustments	(7.757)	(6.676)	(5.123)	(6.553)	(7.476)
Total Retail Account Balances	86.200	81.088	74.741	90.271	103.784

Investment Management Segment- Instit.	25.225	11.562	12.348	16.299	21.643
Consolidating Adjustments	(1.434)	(1.211)	(0.924)	(1.183)	(1.248)
Total Account Balances	$109.991	$91.439	$86.165	$105.387	$124.179

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005
Deposits - For the Quarter
Lincoln Retirement - Fixed Annuities	$1.091	$0.822	$0.776	$0.778	$0.778	$0.792	$0.817	$0.779	$0.783	$0.732	$0.740	$0.793
Lincoln Retirement - Variable Products(1)	0.603	0.545	0.648	0.584	0.800	1.087	1.407	1.424	1.424	1.655	1.899	1.736
Life Insurance Segment - Life Insurance	0.484	0.636	0.486	0.526	0.586	0.661	0.501	0.507	0.548	0.686	0.512	0.527
Inv Mgmt - Annuities	0.756	0.510	0.484	0.526	0.570	0.560	0.751	0.666	0.598	0.737	0.735	0.655
Inv Mgmt - Mutual Funds	0.416	0.399	0.450	0.558	0.644	0.663	0.905	0.729	0.680	0.922	1.336	1.255
Inv Mgmt - Managed Acct. & Other	0.293	0.469	0.202	0.196	0.277	0.441	0.793	0.721	0.625	0.860	1.310	2.123
Consolidating Adjustments	(0.437)	(0.525)	(0.171)	(0.211)	(0.288)	(0.193)	(0.271)	(0.180)	(0.223)	(0.302)	(0.282)	(0.230)
Total Gross Retail Deposits	3.206	2.856	2.875	2.958	3.367	4.010	4.903	4.646	4.435	5.290	6.249	6.859

Investment Management Segment- Instit.	0.866	0.994	0.892	0.466	1.088	0.874	1.206	1.372	1.309	2.750	1.787	5.852
Consolidating Adjustments	(0.040)	(0.076)	(0.053)	(0.025)	(0.025)	(0.047)	(0.020)	(0.035)	(0.033)	(0.002)	(0.015)	(0.034)
Total Gross Deposits	$4.032	$3.773	$3.714	$3.400	$4.430	$4.837	$6.090	$5.983	$5.711	$8.038	$8.021	$12.677

Account Balances - End of Quarter
Lincoln Retirement - Fixed Annuities	$17.650	$18.085	$18.537	$18.696	$18.868	$18.868	$18.930	$19.143	$19.317	$19.268	$19.084	$19.141
Lincoln Retirement - Variable Products(1)	25.942	27.438	26.474	30.457	31.709	35.786	37.619	38.398	38.698	43.223	43.673	45.751
Life Insurance Segment - Life Insurance	11.726	12.086	12.233	12.663	12.958	13.420	13.606	13.770	13.912	14.382	14.466	14.691
Inv Mgmt - Annuities	9.327	9.688	9.423	10.718	11.104	12.368	12.973	13.037	13.074	14.494	14.356	14.844
Inv Mgmt - Mutual Funds	10.072	10.296	10.241	11.356	11.615	12.614	13.199	12.971	12.234	13.251	13.478	14.385
Inv Mgmt - Managed Acct. & Other	1.820	2.270	2.292	2.737	3.037	3.768	4.366	5.051	5.374	6.642	7.638	9.492
Consolidating Adjustments	(4.940)	(5.123)	(4.891)	(5.628)	(5.792)	(6.553)	(6.881)	(6.829)	(7.216)	(7.476)	(7.758)	(8.025)
Total Retail Account Balances	71.597	74.741	74.309	80.999	83.499	90.271	93.812	95.542	95.393	103.784	104.936	110.278

Investment Management Segment- Instit.	11.126	12.348	12.571	13.943	14.660	16.299	17.215	17.414	18.396	21.643	22.551	27.243
Consolidating Adjustments	(0.866)	(0.924)	(0.933)	(1.049)	(1.044)	(1.183)	(1.176)	(1.168)	(1.140)	(1.248)	(1.166)	(1.198)
Total Account Balances	$81.857	$86.165	$85.948	$93.894	$97.115	$105.387	$109.851	$111.789	$112.649	$124.179	$126.321	$136.323

Total Domestic Net Flows (excluding Assets
Managed by Delaware's London-based International Investment Unit)

											YTD	YTD
											Jun	Jun
For the Year						2000	2001	2002	2003	2004	2004	2005

Lincoln Retirement(1)						($2.874)	$0.105	$0.453	$1.007	$2.922	$1.412	1.633
Life Insurance Segment						1.158	1.163	1.320	1.377	1.247	0.539	0.569
Investment Management Segment- Retail						(1.500)	(0.375)	0.517	1.325	3.160	1.604	3.910
Consolidating Adjustments						1.022	0.035	(0.082)	0.064	0.030	(0.036)	(0.015)
Total Retail Net Flows						(2.194)	0.927	2.207	3.773	7.359	3.520	6.097

Investment Management Segment- Institutional						(5.120)	(0.925)	1.885	1.433	3.884	0.938	5.325
Consolidating Adjustments						0.035	(0.015)	0.005	(0.002)	0.031	0.037	0.048
Total Net Flows						($7.280)	($0.013)	$4.097	$5.203	$11.274	$4.495	$11.470

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005

Lincoln Retirement(1)	$0.068	$0.074	$0.095	$0.099	$0.277	$0.536	$0.712	$0.701	$0.716	$0.794	$0.776	$0.857
Life Insurance Segment	0.297	0.402	0.296	0.324	0.355	0.402	0.248	0.291	0.300	0.408	0.260	0.309
Investment Management Segment- Retail	0.048	0.213	0.048	0.304	0.375	0.598	0.980	0.624	0.386	1.170	1.579	2.331
Consolidating Adjustments	0.133	(0.187)	0.162	(0.003)	(0.038)	(0.058)	(0.096)	0.060	(0.089)	0.154	(0.021)	0.006
Total Retail Net Flows	0.545	0.502	0.602	0.725	0.970	1.478	1.843	1.676	1.313	2.527	2.593	3.504

Investment Management Segment- Instit.	0.337	0.673	0.562	(0.016)	0.430	0.457	0.560	0.379	0.850	2.095	1.217	4.108
Consolidating Adjustments	0.008	0.001	(0.030)	0.009	0.035	(0.017)	0.038	(0.001)	(0.006)	0.000	0.040	0.008
Total Net Flows	$0.890	$1.176	$1.134	$0.718	$1.435	$1.918	$2.441	$2.054	$2.157	$4.622	$3.851	$7.619

(1) Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

(2) This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

(3) Amounts for the Investment Management segment exclude amounts reported as Assets Under Management - Insurance-related Assets.

6/30/2005	PAGE 36

Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Assets Managed by Source
LNC's Investments and Cash
Fixed maturity securities - available for sale	$27.450	$28.346	$32.767	$32.769	$34.701
Equity securities - available for sale	0.550	0.470	0.337	0.199	0.161
Trading securities				3.120	3.237
Other investments	7.369	7.297	6.895	6.689	6.408
Total LNC Investments	35.369	36.113	40.000	42.778	44.507
Separate accounts	50.580	44.833	36.178	46.565	55.205
Cash and invested cash	1.927	3.095	1.691	1.711	1.662
Total LNC	87.876	84.042	77.869	91.054	101.374

Non-affiliate assets managed	41.861	38.421	38.052	49.587	42.966

Total Assets Managed	$129.737	$122.463	$115.921	$140.641	$144.340

Assets Managed by Advisor
Investment Management segment	$53.355	$48.412	$46.495	$62.794	$56.029
(See page 28 for additional detail)
DLIA-Corp	35.686	38.119	41.104	43.024	43.980
(Assets managed internally-see page 28)
Lincoln (UK)	7.873	6.847	6.351	7.668	8.599
Policy Loans (within business units)	1.961	1.940	1.946	1.924	1.871
Non-LNC Affiliates	30.862	27.145	20.026	25.231	33.862
Total Assets Managed	$129.737	$122.463	$115.921	$140.641	$144.340

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter Ended	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005

Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$32.037	$32.767	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223	$34.701	$34.225	$34.975
Equity securities - available for sale	0.397	0.337	0.249	0.257	0.243	0.199	0.198	0.183	0.178	0.161	0.155	0.155
Trading securities						3.120	3.191	3.088	3.224	3.237	3.207	3.345
Other investments	6.928	6.895	6.872	6.980	6.796	6.689	6.446	6.284	6.302	6.408	6.396	6.389
Total LNC Investments	39.363	40.000	41.008	42.592	42.423	42.778	43.502	42.362	43.927	44.507	43.982	44.863
Separate accounts	34.069	36.178	34.775	39.943	41.283	46.565	48.558	49.344	49.658	55.205	55.387	57.240
Cash and invested cash	1.600	1.691	1.635	1.946	1.961	1.711	2.256	2.214	1.996	1.662	1.499	1.659
Total LNC	75.031	77.869	77.419	84.480	85.667	91.054	94.315	93.920	95.580	101.374	100.868	103.762

Non-affiliate assets managed	35.650	38.052	37.501	42.917	45.176	49.587	54.977	57.361	37.060	42.966	44.618	52.199

Total Assets Managed	$110.682	$115.921	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.640	$144.340	$145.487	$155.961

Assets Managed by Advisor
Investment Management segment	$43.362	$46.495	$45.718	$52.456	$55.129	$62.794	$67.075	$69.643	$49.076	$56.029	$58.022	$65.963
(See page 29 for additional detail)
DLIA-Corp	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528	44.047	43.980	44.210	45.219
(Assets managed internally-see page 29)
Lincoln (UK)	6.068	6.351	5.962	6.726	6.887	7.668	7.837	7.763	7.768	8.599	8.578	8.278
Policy Loans (within business units)	1.906	1.899	1.946	1.920	1.910	1.924	1.877	1.871	1.872	1.871	1.860	1.867
Non-LNC Affiliates	18.930	20.073	19.164	22.439	23.933	25.231	28.497	29.476	29.877	33.862	32.816	34.635
Total Assets Managed	$110.682	$115.921	$114.920	$127.397	$130.844	$140.641	$149.292	$151.281	$132.640	$144.340	$145.487	$155.961

6/30/2005					PAGE 36A

Consolidated Investment Data - Assets Managed (excluding Assets
Managed by Delaware's London-based International Investment Unit)
Unaudited [Billions of Dollars]

For the Year Ended December 31	2000	2001	2002	2003	2004
Assets Managed by Source
LNC's Investments and Cash
Fixed maturity securities - available for sale	$27.450	$28.346	$32.767	$32.769	$34.701
Equity securities - available for sale	0.550	0.470	0.337	0.199	0.161
Trading securities				3.120	3.237
Other investments	7.369	7.297	6.895	6.689	6.408
Total LNC Investments	35.369	36.113	40.000	42.778	44.507
Separate accounts	50.580	44.833	36.178	46.565	55.205
Cash and invested cash	1.927	3.095	1.691	1.711	1.662
Total LNC	87.876	84.042	77.869	91.054	101.374

Non-affiliate assets managed	29.891	26.679	26.159	31.842	42.966

Total Assets Managed	$117.767	$110.721	$104.028	$122.896	$144.340

Assets Managed by Advisor
Investment Management segment	$41.384	$36.670	$34.602	$45.049	$56.029
(See page 28A for additional detail)
DLIA-Corp	35.686	38.119	41.104	43.024	43.980
(Assets managed internally-see page 28A)
Lincoln (UK)	7.873	6.847	6.351	7.668	8.599
Policy Loans (within business units)	1.961	1.940	1.946	1.924	1.871
Non-LNC Affiliates	30.862	27.145	20.026	25.231	33.862
Total Assets Managed	$117.767	$110.721	$104.028	$122.896	$144.340

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter Ended	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005

Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$32.037	$32.767	$33.887	$35.355	$35.384	$32.769	$33.667	$32.808	$34.223	$34.701	$34.225	$34.975
Equity securities - available for sale	0.397	0.337	0.249	0.257	0.243	0.199	0.198	0.183	0.178	0.161	0.155	0.155
Trading securities						3.120	3.191	3.088	3.224	3.237	3.207	3.345
Other investments	6.928	6.895	6.872	6.980	6.796	6.689	6.446	6.284	6.302	6.408	6.396	6.389
Total LNC Investments	39.363	40.000	41.008	42.592	42.423	42.778	43.502	42.362	43.927	44.507	43.982	44.863
Separate accounts	34.069	36.178	34.775	39.943	41.283	46.565	48.558	49.344	49.658	55.205	55.387	57.240
Cash and invested cash	1.600	1.691	1.635	1.946	1.961	1.711	2.256	2.214	1.996	1.662	1.499	1.659
Total LNC	75.031	77.869	77.419	84.480	85.667	91.054	94.315	93.920	95.580	101.374	100.868	103.762

Non-affiliate assets managed	24.633	26.159	26.309	29.216	30.463	31.842	35.655	36.190	37.060	42.966	44.618	52.199

Total Assets Managed	$99.665	$104.028	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340	$145.486	$155.961

Assets Managed by Advisor
Investment Management segment	$32.345	$34.602	$34.527	$38.755	$40.416	$45.049	$47.753	$48.471	$49.076	$56.029	$58.022	$65.963
(See page 29A for additional detail)
DLIA-Corp	40.416	41.104	42.130	43.857	42.984	43.024	44.006	42.528	44.047	43.980	44.210	45.219
(Assets managed internally-see page 29A)
Lincoln (UK)	6.068	6.351	5.962	6.726	6.887	7.668	7.837	7.763	7.768	8.599	8.578	8.278
Policy Loans (within business units)	1.906	1.899	1.946	1.920	1.910	1.924	1.877	1.871	1.872	1.871	1.860	1.867
Non-LNC Affiliates	18.930	20.072	19.164	22.439	23.933	25.231	28.497	29.476	29.878	33.862	32.816	34.635
Total Assets Managed	$99.665	$104.028	$103.728	$113.696	$116.131	$122.896	$129.970	$130.110	$132.641	$144.340	$145.486	$155.961

NOTE: This page presents the assets under management roll-forward without the Investment Management segment's London-based international investment unit, which was sold in the third quarter of 2004 and resulted in the transfer of assets under management of $22.1 billion.

6/30/2005							PAGE 37
Consolidated Investment Data
Unaudited [Millions of Dollars]

						YTD	YTD
						Jun	Jun
For the Year Ended December 31	2000	2001	2002	2003	2004	2004	2005

Net Investment Income

Fixed maturity AFS securities	$2,148.7	$2,121.0	$2,117.0	$2,113.2	$2,005.7	$989.4	$1,015.0
Equity AFS securities	19.5	17.6	15.4	12.3	10.9	4.4	3.8
Trading securities				46.5	193.5	96.0	96.4
Mortgage loans on real estate	373.8	374.5	356.8	338.3	350.1	192.6	141.5
Real estate	51.8	49.5	47.4	43.9	26.9	13.5	36.0
Policy loans	125.0	125.3	134.5	123.2	119.8	58.8	59.4
Invested cash	87.2	68.4	37.6	7.8	32.2	8.7	26.7
Other investments	66.8	69.4	16.3	48.8	55.3	38.8	37.8
Investment revenue	2,872.8	2,825.9	2,725.0	2,734.0	2,794.4	1,402.2	1,416.7
Investment expense	(88.7)	(117.1)	(93.1)	(95.4)	(90.3)	(41.6)	(53.3)

Net Investment Income	$2,784.1	$2,708.7	$2,631.9	$2,638.5	$2,704.1	$1,360.6	$1,363.4

Gross-up of Tax Exempt Income	7.8	7.2	7.5	7.7	7.7	3.4	3.2
Adjusted Net Investment Income	$2,791.9	$2,715.9	$2,639.4	$2,646.2	$2,711.8	$1,364.0	$1,366.6

Mean Invested Assets (Amortized Cost)	$37,471.3	$37,616.9	$38,828.5	$41,042.8	$43,216.4	$42,801.5	$43,829.0

Ratio of Adjusted Net Invest Income
Over Mean Invested Assets	7.45%	7.22%	6.80%	6.45%	6.27%	6.37%	6.24%

Investment Gains (Losses)

Realized Gains (Losses) on Investments	($17.5)	($68.7)	($177.2)	($11.0)	($30.0)	($19.4)	($6.2)
Gains(Losses) on Derivatives		(4.9)	0.8	(1.6)	(7.4)	(4.3)	(1.1)

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)	477.7	183.7	557.6	39.8	29.8	(381.1)	28.4
Incr (Decr) on Derivatives		21.4	24.4	(6.3)	(8.1)	(3.6)	(2.2)

Securities Available-for-Sale
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	27.450	28.346	32.767	35.887	37.936	35.894	38.318
Fixed Maturity Sec (Amortized Cost)	27.373	27.956	31.103	33.743	35.692	34.648	35.977

Equity Securities (Fair Value)	0.550	0.470	0.337	0.201	0.163	0.185	0.157
Equity Securities (Amortized Cost)	0.458	0.444	0.334	0.176	0.148	0.162	0.144

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	22.1%	17.2%	20.1%	22.8%	23.5%	23.3%	24.8%
AA or better	29.2%	23.6%	25.8%	29.3%	29.9%	29.5%	32.1%
BB or less	6.7%	8.3%	6.6%	6.8%	7.0%	7.1%	6.5%

	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter Ended	2003	2003	2003	2004	2004	2004	2004	2005	2005

Net Investment Income

Fixed maturity AFS securities	$546.8	$536.6	$487.5	$493.0	$496.4	$501.5	$514.8	$505.1	$509.8
Equity AFS securities	2.9	3.9	2.7	2.4	2.0	2.2	4.4	1.8	2.0
Trading securities			46.5	47.5	48.6	47.7	49.7	47.6	48.8
Mortgage loans on real estate	84.3	94.5	77.9	100.4	92.1	83.8	73.8	70.9	70.7
Real estate	10.0	10.0	13.2	7.6	5.9	8.0	5.4	4.3	31.7
Policy loans	30.6	30.9	30.8	29.2	29.6	29.7	31.3	29.6	29.8
Invested cash	(1.7)	3.2	1.7	3.5	5.2	5.6	17.9	12.7	14.0
Other investments	10.7	8.9	20.9	15.0	23.8	14.0	2.4	13.5	24.2
Investment revenue	683.5	688.2	681.3	698.6	703.6	692.4	699.8	685.6	731.1
Investment expense	(23.3)	(23.8)	(22.1)	(21.0)	(20.5)	(23.0)	(25.7)	(25.8)	(27.5)

Net Investment Income	$660.2	$664.4	$659.2	$677.5	$683.1	$669.4	$674.1	$659.8	$703.6

Gross-up of Tax Exempt Income	1.8	2.3	1.8	1.7	1.6	1.7	2.6	1.6	1.6
Adjusted Net Invest Income	$662.0	$666.8	$661.0	$679.3	$684.8	$671.1	$676.6	$661.4	$705.2

Mean Invested Assets (Amortized Cost)	$39,733.1	$40,342.2	$41,999.1	$42,615.7	$42,987.4	$43,499.3	$43,763.4	$43,851.9	$43,806.2

Ratio of Adjusted Net Invest Inc
Over Mean Invested Assets	6.66%	6.61%	6.30%	6.38%	6.37%	6.17%	6.18%	6.03%	6.44%

Investment Gains (Losses)

Realized Gains (Losses) on Investments	(1.1)	6.4	42.0	(7.9)	(11.6)	(14.5)	3.9	(6.0)	(0.2)
Gains (Losses) on Derivatives	(0.6)	5.9	(5.7)	(2.5)	(1.8)	(3.4)	0.3	1.4	(2.5)

Incr (Decr) in Unreal Gains on Sec
Avail-for-Sale (after DAC/Tax)	(64.3)	(313.4)	(11.4)	244.9	(626.0)	368.1	42.8	(240.0)	268.4
Incr (Decr) on Derivatives	1.0	(5.6)	(1.1)	6.9	(10.5)	1.3	(5.8)	(6.3)	4.2

Available-for-Sale and Trading Securities
[Billions of Dollars]
Fixed Maturity Sec (Fair Value)	35.355	35.384	35.887	36.856	35.894	37.444	37.936	37.429	38.318
Fixed Maturity Sec (Amortized Cost)	32.257	32.896	33.743	34.031	34.648	35.256	35.692	35.849	35.977

Equity Securities (Fair Value)	0.257	0.243	0.201	0.200	0.185	0.180	0.163	0.157	0.157
Equity Securities (Amortized Cost)	0.244	0.223	0.176	0.171	0.162	0.156	0.148	0.145	0.144

% of Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA	19.5%	20.4%	22.8%	23.4%	23.3%	23.6%	23.5%	24.4%	24.8%
AA or better	25.1%	26.4%	29.3%	29.6%	29.5%	29.7%	29.9%	32.2%	32.1%
BB or less	6.6%	6.9%	6.8%	6.9%	7.1%	6.9%	7.0%	6.2%	6.5%

6/30/2005											PAGE 38

Common Stock / Debt Information
Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
Common Stock [1]

Highest Price	$22.188	$26.875	$28.500	$39.063	$49.438	$57.500	$56.375	$52.750	$53.650	$41.320	$50.380
Lowest Price	17.313	17.313	20.375	24.500	33.500	36.000	22.625	38.000	25.150	24.730	40.060
Closing Price	17.500	26.875	26.250	39.063	40.907	40.000	47.313	48.570	31.580	$40.370	46.680

Dividend Payout Ratio [2]	51.0%	39.7%	38.2%	22.8%	43.9%	50.5%	38.3%	44.9%	273.5%	49.1%	37.0%
Yield [3]	4.9%	3.4%	3.7%	2.7%	2.7%	2.9%	2.6%	2.6%	4.2%	3.5%	3.1%

Preferred Stock Dividend (Millions)	$17.119	$8.644	$0.112	$0.106	$0.100	$0.089	$0.078	$0.071	$0.061	$0.057	$0.052

Debt: (End of Period)

Senior Debt Ratings
A.M. Best							a	a	a	a-	a-
Fitch	AA-	AA-	AA-	AA-	A+	A+	A+	A+	A	A	A
Moody's	A1	A2	A2	A2	A2	A2	A3	A3	A3	A3	A3
Standard and Poors	A+	A	A	A	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best	A+	A+	A+	A+	A	A	A	A	A+	A+	A+
Lincoln Life - Fitch	AAA	AA+	AA+	AA+	AA+	AA+	AA	AA	AA	AA	AA
Lincoln Life - Moody's	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A+	A+	A+	A+	A	A	A	A	A+	A+	A+
First Penn - Fitch				AA+	AA+	AA+	AA	AA	AA	AA	AA
First Penn - Moody's				A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*			A+	A+	A	A	A	A	A+	A+	A+
LLA of New York - Fitch*				AA+	AA+	AA+	AA	AA	AA	AA	AA
LLA of New York - Moody's			A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*			AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]	19.9%	22.8%	18.8%	17.0%	21.2%	23.2%	20.8%	21.3%	23.4%	20.7%	20.9%
Debt to Equity [4]	24.9%	29.5%	23.1%	20.5%	26.9%	30.3%	26.3%	27.0%	30.5%	26.1%	26.5%

	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun	Sep	Dec	Mar	Jun
For the Quarter Ended	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005

Common Stock:
Highest Price	$42.080	$35.950	$35.700	$37.500	$38.640	$41.320	$48.870	$50.380	$47.500	$48.700	$49.420	$47.770
Lowest Price	29.120	25.150	24.730	27.870	34.630	35.410	40.060	43.260	41.900	40.790	44.360	41.590
Closing Price	30.550	31.580	28.000	35.630	35.380	40.370	47.320	47.250	47.000	46.680	45.140	46.920

Yield [3]	4.2%	4.2%	4.8%	3.8%	3.8%	3.5%	3.0%	3.0%	3.0%	3.1%	3.2%	3.1%

Preferred Stock Dividend	$0.015	$0.015	$0.015	$0.014	$0.016	$0.014	$0.013	$0.013	$0.013	$0.013	$0.012	$0.012
(Millions)

Debt: (End of Period)

Senior Debt Ratings
A.M. Best	a	a	a	a	a	a-	a-	a-	a-	a-	a-	a-
Fitch	A	A	A	A	A	A	A	A	A	A	A	A
Moody's	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3	A3
Standard and Poors	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-	A-

Claims Paying Ratings:
Lincoln Life - A.M. Best	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
Lincoln Life - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
Lincoln Life - Moody's	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3	Aa3
Lincoln Life - Standard & Poors	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
First Penn - A.M. Best*	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
First Penn - Fitch	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
First Penn - Moody's	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
First Penn - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-
LLA of New York - A.M. Best*	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+	A+
LLA of New York - Fitch*	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA	AA
LLA of New York - Moody's	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1	A1
LLA of New York - Standard & Poors*	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-	AA-

Ratios
Debt to Total Capitalization [4]	23.0%	23.4%	23.1%	22.3%	21.5%	20.7%	22.8%	22.6%	22.0%	20.9%	20.3%	19.9%
Debt to Equity [4]	29.9%	30.5%	30.0%	28.7%	27.5%	26.1%	29.5%	29.1%	28.1%	26.5%	25.5%	24.8%

* Rating based on affiliation with Lincoln Life

[1] Stock prices include the 2-for-1split in June 1999
[2] Indicated dividend divided by net income
[3] Indicated dividend divided by the closing price
[4] Equity used in calculation excludes accumulated other comprehensive income (loss). Junior subordinated debentures issued to affiliated trusts (hybrid securities) are considered 50% debt and 50% equity.